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                                                                   Exhibit 10.11

                               PURCHASE AGREEMENT

      This Purchase Agreement dated as of April 10, 2001 is made and entered into by and among Delft Instruments N.V. (the "Stockholder"); Delft Instruments Nederland B.V., Delft Instruments France SA, Delft Instruments International B.V., Enfarm B.V., Nonius Inc., Delft Instruments BRD GmbH and Delft Instruments UK Ltd. (collectively referred to as the "Holding Subsidiaries" and each a "Holding Subsidiary"); Nonius B.V., Nonius Company LP, Nonius UK Ltd., Nonius GmbH and Nonius France Sarl (collectively referred to as the "Operating Subsidiaries" and each an "Operating Subsidiary") (the Operating Subsidiaries and the Holding Subsidiaries are sometimes collectively referred to herein as the "Subsidiaries"); and Bruker AXS Inc. ("Bruker U.S."), Bruker AXS GmbH ("Bruker GmbH"), Bruker AXS SA ("Bruker SA") and Bruker UK Ltd. ("Bruker UK") (collectively referred to as "Purchaser").

                                   WITNESSETH:

      WHEREAS, the Stockholder and the Holding Subsidiaries own, directly or indirectly, all of the issued and outstanding shares of capital stock or other ownership interest of the Operating Subsidiaries; and

      WHEREAS, Purchaser desires to purchase, and the Stockholder and the Holding Subsidiaries desire to sell, all of the outstanding shares of capital stock of each of the Operating Subsidiaries which is a corporation and all of the partnership interest of Nonius Company LP (collectively the "Shares") on the terms and subject to the conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           1.1 SALE OF SHARES; CLOSING

      1.01 PURCHASE AND SALE OF SHARES. The Stockholder and the Holding Subsidiaries agree to sell and cause to be sold to Purchaser, and Purchaser shall purchase from the applicable Holding Subsidiary, all right, title and interest in and to the Shares on the terms and subject to the conditions set forth in this Agreement.

      1.02 SHARE PURCHASE PRICE. The aggregate purchase price for the Shares shall be DFL 16,000,000, comprised of DFL 18,351,000 for Nonius B.V. Shares being purchased by Bruker U.S., DFL (2,898,000) for the partnership interests represented by the Nonius Company LP Shares being purchased by Bruker U.S., DFL 113,000 for the Nonius GmbH Shares being purchased by Bruker GmbH, DFL 356,000 for the Nonius UK Ltd. Shares being purchased by Bruker UK and DFL 78,000 for the Nonius SARL Shares being purchased by Bruker SA (collectively the "Purchase Price").


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORITONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.
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      1.03 TIME AND PLACE OF CLOSING. The closing of the transactions described in Sections 1.01 and 1.02 above (the "Closing") shall take place at the offices of a mutually agreeable notary public simultaneously with the execution hereof. At the conclusion of the Closing, and the consummation of all Share transfers, such civil notary shall pay the Purchase Price which he is holding in escrow to an account of Stockholder at ABN AMRO Bank. However, for tax, accounting, financial statement and related purposes the Closing shall be deemed to have occurred as of January 1, 2001; provided that (a) there shall be no repayment of any holding fees and interest paid, incurred or to be incurred by any of the Operating Subsidiaries between January 1, 2001 and the Closing; and (b) Purchaser shall not be required to reimburse Stockholder for any interest paid, incurred or to be incurred by any of the Operating Subsidiaries with respect to loans and bankoverdrafts to any of the Operating Subsidiaries between January 1, 2001 and the Closing; and (c) there shall be no repayment of services rendered by the Stockholder in the normal course of business for the period between January 1, 2001 and the Closing. The date and time at which the Closing actually occurs is hereinafter referred to as the "Closing Date."

      1.04 EXECUTION AND DELIVERY OF DOCUMENTS OF TITLE BY THE PARTIES. At the Closing, the Stockholder and the Subsidiaries shall execute and deliver to Purchaser stock assignments, notarial deeds of transfer and related instruments with respect to the Shares. The Stockholder and the Subsidiaries shall also deliver and execute such deeds, conveyances, certificates of title, assignments, assurances and other instruments and documents as Purchaser may reasonably request in order to effect the sale, conveyance and transfer of the Shares to the Purchaser. Such instruments and documents shall be sufficient to convey to Purchaser good and merchantable title in all of the Shares, free and clear of all Liens. The Stockholder and the Subsidiaries will, from time to time after the Closing Date, take such additional actions and execute and deliver such further documents as Purchaser may reasonably request in order more effectively to sell, transfer and convey the Shares to Purchaser and to place Purchaser in position to operate and control all of the Shares.

      1.05 BANK OBLIGATIONS. As of the Closing, Purchaser shall assume the bank obligations listed on SCHEDULE 1.05.

   2.0 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER AND THE SUBSIDIARIES

      The Stockholder and each Subsidiary hereby jointly and severally represent and warrant to Purchaser as follows:

      2.01 ORGANIZATION OF THE SUBSIDIARIES. Each Subsidiary is a corporation or partnership duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation. Each Subsidiary has full corporate or partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each Subsidiary is duly qualified, licensed or admitted to do business

      2.02 AUTHORITY. The execution and delivery by the Stockholder and Subsidiaries of this Agreement, and the performance by the Stockholder and Subsidiaries of their respective


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obligations hereunder, have been duly and validly authorized by the Boards of
Directors or equivalent body of the Stockholder and Subsidiaries, no other corporate or other action on the part of the Stockholder, any Subsidiary or their respective stockholders being necessary.

      2.03 CAPITAL STOCK. All Shares of each Operating Subsidiary are duly and validly authorized, validly issued, fully paid and non-assessable and free from any restrictions on transfer, except for those restrictions imposed by foreign, federal or state securities laws and except for those imposed pursuant to this Agreement. There are no outstanding Options with respect to any Operating Subsidiary.

      2.04 OTHER ENTITIES. None of the Operating Subsidiaries has any other subsidiary or other equity investments in any other Person.

      2.05 NO CONFLICTS. To the best of Stockholder's Knowledge, the execution and delivery by the Stockholder and each Subsidiary of this Agreement, and the performance by the Stockholder and each Subsidiary of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

      (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate or other charter documents) of the Stockholder or any Subsidiary; or

      (b) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require the Stockholder or any Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to,
(v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon any Subsidiary or any of their respective Assets and Properties under any material Contract or License to which the Stockholder or any Subsidiary is a party or by which any of their respective Assets and Properties is bound.

      2.06 GOVERNMENTAL APPROVALS AND FILINGS. To the best of Stockholder's Knowledge, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Stockholder or any Subsidiary will be required in connection with the execution, delivery and performance of this Agreement or any other agreement delivered in connection herewith or the consummation of the transactions contemplated hereby or thereby.

      2.07 BOOKS AND RECORDS. The minute books and other similar records of each Operating Subsidiary as made available to Purchaser prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the board of directors and committees of the board of directors or other comparable body of each Operating Subsidiary. The stock transfer ledgers and other similar records of each Operating Subsidiary as made available to Purchaser prior to


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the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of each Operating
Subsidiary.

      2.08 FINANCIAL STATEMENTS. Prior to the execution of this Agreement, the Stockholder has made available to Purchaser true and complete copies of the (a) unaudited balance sheets of each Operating Subsidiary as of December 31, 2000 and the related unaudited consolidated statements of operations and shareholder's equity , together with a true and correct copy of the report on such reviewed information by Ernst & Young and all letters from such accountants with respect to the results of such audits; and (b) internal balance sheets of each Operating Subsidiary for the months of January and February 2001 and the related internal consolidated statements of operations and shareholder's equity for each such month. Except as set forth in the notes thereto, all such financial statements were prepared in accordance with the Stockholder's accounting rules which comply with Dutch GAAP and fairly present the consolidated financial condition and results of operations of each Operating Subsidiary as of the respective dates thereof and for the respective periods covered thereby.

      2.09 ABSENCE OF CHANGES. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on the Closing Date, since December 31, 2000 there has not been any material adverse change, or any event or development which, individually or in the aggregate with other such events, could reasonably be expected to result in a material adverse change, in the Business or Condition of any Operating Subsidiary. Without limiting the foregoing, except as disclosed in SCHEDULE 2.09, there has not occurred between December 31, 2000 and the date hereof:

            (i) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of any Operating Subsidiary or any direct or indirect redemption, purchase or other acquisition by any Operating Subsidiary of any such capital stock of or any Option with respect to any Operating Subsidiary;

            (ii) any authorization, issuance, sale or other disposition by any Operating Subsidiary of any shares of capital stock of or Option with respect to any Operating Subsidiary, or any modification or amendment of any right of any holder of any outstanding shares of capital stock of or Option with respect to any Operating Subsidiary;

            (iii) other than in the ordinary course of business (x) any increase in the salary, wages or other compensation of any officer, employee or consultant of any Operating Subsidiary whose annual salary is, or after giving effect to such change would be, US$75,000 (or the equivalent thereof in any other relevant currency) or more; (y) any establishment or modification of (A) targets, goals, pools or similar provisions in respect of any fiscal year under any Company Plan, employment Contract or other employee compensation arrangement, or (B) salary ranges, increase guidelines or similar provisions in respect of any Company Plan, employment Contract or other employee compensation arrangement; or (z) any adoption, entering into, amendment, modification or termination (partial or complete) of any Plan;


                                       4
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            (iv) (A) incurrences by any Operating Subsidiary of Indebtedness in an aggregate principal amount exceeding US$25,000 (or the equivalent thereof in any other relevant currency) (net of any amounts discharged during such period), or (B) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of any Operating Subsidiary under, any Indebtedness of or owing to any Operating Subsidiary;

            (v) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the plant, real or personal property or equipment of any Operating Subsidiary in an aggregate amount exceeding $10,000 (or the equivalent thereof in any other relevant currency);

            (vi) any material change in (x) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of any Operating Subsidiary, (y) any method of calculating any bad debt, contingency or other reserve of any Operating Subsidiary for accounting, financial reporting or Tax purposes, or (z) the fiscal year of any Operating Subsidiary;

            (vii) any write-off or write-down of or any determination to write off or down any of the Assets and Properties of any Operating Subsidiary in an aggregate amount exceeding $10,000 (or the equivalent thereof in any other relevant currency);

            (viii) any acquisition or disposition of, or incurrence of a Lien (other than a Permitted Lien) on, any Assets and Properties of any Operating Subsidiary, other than in the ordinary course of business consistent with past practice;

            (ix) any (x) amendment of the certificate or articles of incorporation or by-laws (or other comparable charter documents) of any Operating Subsidiary, (y) reorganization, liquidation or dissolution of any Operating Subsidiary, or (z) Business Combination involving any Operating Subsidiary and any other Person;

            (x) any entering into, any material amendment or modification, or any termination (partial or complete) or granting of a waiver under or giving any consent with respect to (a) any Contract which is covered by
      Section 2.18, or (b) any material License held by any Operating
      Subsidiary;

            (xi) capital expenditures or commitments for additions to property, plant or equipment of any Operating Subsidiary constituting capital assets in an aggregate amount exceeding $10,000 (or the equivalent thereof in any other relevant currency);

            (xii) any commencement or termination by any Operating Subsidiary of any line of business;

            (xiii) any transaction by any Operating Subsidiary with the Stockholder, any officer, director, Affiliate or Associate of the Stockholder or any Associate of any such


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      officer, director or Affiliate (A) outside the ordinary course of business consistent with past practice, or (B) other than on an arm's length basis;

            (xiv) any entering into of an agreement to do or engage in any of the foregoing after the date hereof; or

            (xv) any other transaction involving or affecting any Operating Subsidiary outside the ordinary course of business consistent with past practice.

      2.10 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in the financial statements described in Section 2.08 and in SCHEDULE 2.10(I) attached hereto, there are no liabilities of any of the Operating Subsidiaries, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of any other Person, or liabilities for Taxes due or then accrued or to become due), except for liabilities which have arisen in the ordinary course of business of the Operating Subsidiaries since December 31, 2000. SCHEDULE 2.10(II) sets forth a true and correct aged list of all accounts payable of each Operating Subsidiary as of December 31, 2000. The Operating Subsidiaries do not have, directly or indirectly, any loan or other obligation outstanding from, or contract in effect with, the Stockholder or for which the Stockholder is or may be liable under guaranty or otherwise, or any loan, obligation or contract with any of the Stockholder's officers, directors or shareholders or any Affiliate of any of them.

      2.11 TAXES. The Stockholder has caused to be filed, or each Operating Subsidiary has filed, all Tax Returns (including statements of estimated taxes owed) required to be filed by or in respect of such Operating Subsidiary within the applicable periods for such filings and has paid all Taxes required to be paid, and has established adequate reserves (net of estimated Tax payments already made) for the payment of all taxes payable in respect to the period subsequent to the last periods covered by such returns. All such Tax Returns are true, correct and complete in all material respects. Each Operating Subsidiary has properly classified for Tax purposes all employees, consultants and independent contractors, and has made all filings and has withheld and paid all Taxes required to have been filed, withheld or paid in connection with services provided to such Operating Subsidiary by such persons. Proper and adequate amounts have been withheld by each Operating Subsidiary from its employees for all periods in compliance with the tax, social security and unemployment withholding provisions of all applicable federal, state, local and foreign laws. No deficiencies for any Tax are currently assessed against any Operating Subsidiary, and no Tax Returns of any Operating Subsidiary have ever been audited, and, to the Knowledge of Stockholder and each Subsidiary, there is no such audit pending or contemplated. There is no Tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of any Operating Subsidiary, other than any lien for Taxes not yet due and payable.

      2.12 LEGAL PROCEEDINGS. There are no Actions or Proceedings pending or, to the Knowledge of the Stockholder and the Subsidiaries, threatened against, relating to or affecting any Operating Subsidiary or any of their respective Assets and Properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or otherwise result in a material diminution of the benefits contemplated by this

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Agreement to Purchaser, or (ii) if determined adversely to any Operating
Subsidiary, could reasonably be expected to result in (x) any injunction or other equitable relief against such Operating Subsidiary that would interfere in any material respect with its business or operations, or (y) Losses by any Operating Subsidiary, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding US$50,000 (or the equivalent thereof in any other relevant currency); and there are no Orders outstanding against any Operating Subsidiary.

      2.13 LAWS. The Operating Subsidiaries are and have been in material compliance with all applicable Laws and Orders.

      2.14  EMPLOYEE BENEFIT PLANS.

      (a) Stockholder has made available to Purchaser true and complete copies of each profit sharing, disability, medical, dental severance pay, vacation pay, sick pay, stock purchase, stock option, deferred compensation, incentive compensation, fringe benefit, stay-with-bonus, change of control agreement, or other employee benefit plan, program, or agreement, which is maintained or contributed to by any of the Operating Subsidiaries, or under which any of the Operating Subsidiaries have any liability or contingent liability (individually a "Plan" and collectively the "Plans").

      (b) Each Plan is in compliance with applicable law and has been and currently is administered and operated in accordance with its terms.

      (c) DELIBERATELY OMITTED.

      (d) None of the Plans provide benefits with respect to current or former employees, officers, or directors (or their beneficiaries) of any Operating Subsidiary beyond their retirement or other termination of employment, other than (i) coverage for benefits mandated by applicable law, (ii) death benefits or retirement benefits under an employee pension benefit plan, or (iii) benefits, the full cost of which is borne by such current or former employees, officers, directors, or beneficiaries.

      (e) All required contributions to, and all payments with respect to, the Plans have been timely made or properly accrued.

      (f) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee, officer, or director of any Operating Subsidiary to any severance or termination pay, or (ii) increase the amount of or accelerate the time of payment of any compensation due any such employee, officer, or director.

      (g) All pension plans included in the Plans have been insured at all times through the Industry Pension Fund. After the Closing, all such pensions may be continued by Purchaser. All premiums due for such pensions through and until the Closing Date have been paid in full or properly accrued by Stockholder or operating Company.


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      2.15 REAL PROPERTY. (a) SCHEDULE 2.15 sets forth the addresses and uses of all real property that each Operating Subsidiary leases.

      (b) The Stockholder and the Subsidiaries have no Knowledge that any real property or part thereof, as the case may be, leased by any Operating Subsidiary (the "PARCELS") fails to comply with any applicable laws, rules, regulations, order, ordinances, judgments and decrees of any governmental authorities with respect to all environmental statutes, rules and regulations.

      (c) To the Knowledge of the Stockholder and the Subsidiaries, no event has occurred or condition exists or operating practice is being employed that could give rise to liability on the part of any Operating Subsidiary, either at the present time or in the future, for any losses, liabilities, damages (whether consequential or otherwise), settlements, penalties, interest, expenses and costs of responses, including any such liability on account of the right of any governmental or private entity or person, and including closure expenses, costs of assessment, containment, removal, or response (other than monitoring or transportation or disposal of materials required to be transported or disposed of in the ordinary course of business consistent with past practice) arising under any rule or federal, state, or local statute, or any regulation that has been promulgated pursuant thereto, or common law, as a result of or in connection with, or alleged to be as a result of or in connection with, the following:

            (i) the handling, storage, use, transportation or disposal by any Operating Subsidiary of any Substances in or near or from the Parcels;

            (ii) the handling, storage, use, transportation or disposal of any Substances by any Operating Subsidiary, which Substances were a product, by-product or otherwise resulted from the operations conducted by or on behalf of any Operating Subsidiary;

            (iii) any intentional or unintentional emission, discharge or release of any Substances in, near or from any Parcels into or upon the air, surface water, ground water or land or any disposal, handling, manufacturing, processing, distribution, use, treatment, or transport of Substances in, near or from facilities by or on behalf of any Operating Subsidiary; or

            (iv) the presence of any friable asbestos-containing materials on any Parcels, including, but not limited to, the inclusion of such materials in the interior walls, floors, ceilings, tile or insulation of the Parcels.

      (d) The Stockholder and the Subsidiaries have no knowledge of any registrations, permits, licenses and approvals issued by or on behalf of any federal, foreign, state or local governmental body or agency that are required in connection with the operation by any Operating Subsidiary of the Parcels.

      2.16 TANGIBLE PERSONAL PROPERTY. (a) Each Operating Subsidiary is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all tangible personal property used in the conduct of its business, including all tangible personal property reflected on the balance sheet included in the financial statements described in Section


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2.08 and tangible personal property acquired since December 31, 2000 other than property disposed of since such date in the ordinary course of business consistent with past practice. All such tangible personal property is free and clear of all Liens, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

      (b) Each Operating Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Assets and Properties, all free and clear of all Liens, and to the Knowledge of the Stockholder and the Subsidiaries, free of any infractions or non-compliance with zoning and building laws (collectively "Defects") and the sale and delivery of the Shares to Purchaser pursuant hereto shall vest in Purchaser good and marketable title thereto, free and clear of any and all Liens (other than those Liens imposed through or by the Purchaser) or Defects. All Assets and Properties of the Operating Subsidiaries conform with all applicable laws, statutes, ordinances, rules and regulations.

      2.17 PATENTS, TRADEMARKS, ETC. Set forth on SCHEDULE 2.17 is a list and brief description of all Intellectual Property (other than copyrights with respect to pamphlets, brochures and similar materials and other than patents or licenses for off-the-shelf, readily available software programs) owned by, in the process of being prepared for filing in the name of, or registered in the name of, each Operating Subsidiary, or of which each Operating Subsidiary is a licensor or licensee or in which any Operating Subsidiary has any right, and in each case a brief description of the nature of such right. Each Operating Subsidiary owns or possesses adequate licenses or other rights to use all Intellectual Property necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and to conduct and market any program or product now marketed or conducted by any Operating Subsidiary and no claim is pending or, to the Knowledge of the Stockholder or other Subsidiaries, threatened to the effect that the operations of any Operating Subsidiary infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, or that any Operating Subsidiary does not have the right to market any program or product, and there is no known basis for any such claim (whether or not pending or threatened). No claim is pending or, to the Knowledge of the Stockholder or other Subsidiaries, threatened to the effect that any such Intellectual Property owned or licensed by any Operating Subsidiary, or which any Operating Subsidiary otherwise has the right to use, is invalid or unenforceable by such Operating Subsidiary, and there is no known basis for any such claim (whether or not pending or threatened). The Operating Subsidiaries do not use any Intellectual Property owned by or licensed by Stockholder or its Affiliates.

      2.18 CONTRACTS.

      (a) Each Contract necessary for the conduct of the Business of each Operating Subsidiary in the same manner as conducted prior to the Closing Date is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally and subject to general principals of equity, of a party thereto, and to the Stockholder's and the Subsidiaries' Knowledge, each other party thereto; and neither such Operating Subsidiary nor, to the Stockholder's or the Subsidiaries' Knowledge, any other party to such Contract is, or has received notice that it is, in

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violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or breach of or default under any such Contract).

      (b) No Operating Subsidiary is a party to or bound by any Contract that has been or could reasonably be expected to be, individually or in the aggregate with any other such Contracts, materially adverse to the Business or Condition of such Operating Subsidiary.

      2.19 LICENSES. SCHEDULE 2.19 contains a true and complete list of all Licenses (other than licenses for off-the-shelf, readily available software programs) used in and material to the business or operations of each Operating Subsidiary. Prior to the execution of this Agreement, each Subsidiary has made available to Purchaser true and complete copies of all such Licenses. Except as disclosed in SCHEDULE 2.19:

            (i) Each Operating Subsidiary owns or validly holds all Licenses that are material to its business or operations;

            (ii) Each License listed in SCHEDULE 2.19 is valid, binding and in full force and effect; and

            (iii) No Operating Subsidiary is, nor has any Operating Subsidiary received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License.

      2.20 INSURANCE. SCHEDULE 2.20 contains a true and complete list (including the names of the insurers, the expiration dates thereof, the annual premiums and the coverage amounts) of all liability, property, workers' compensation, directors' and officers' liability and other insurance policies currently in effect that insure the business, operations or employees of each Operating Subsidiary. The insurance coverage provided by the policies described in the immediately preceding sentence will not terminate or lapse by reason of the transactions contemplated by this Agreement, it being understood that the insurance coverage available to the Operating Subsidiaries under the umbrella insurance policies of Stockholder will be available to the Operating Subsidiaries for two (2) months after the Closing under the Services Agreement. Each policy listed in SCHEDULE 2.20 is valid and binding and in full force and effect, no premiums due thereunder have not been paid or not been accrued and no Operating Subsidiary has received any notice of cancellation or termination in respect of any such policy and is not in default thereunder. The insurance policies listed in SCHEDULE 2.20, in light of the respective business, operations and Assets and Properties of each Operating Subsidiary, are in amounts and have coverages that are reasonable and customary for Persons engaged in such businesses and operations and having such Assets and Properties. No Operating Subsidiary has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

      2.21 AFFILIATE TRANSACTIONS. As of the date of this Agreement, (i) there are no inter-company Liabilities between any Operating Subsidiary, on the one hand, and the Stockholder, any officer, director, Affiliate or Associate of the Stockholder or any Associate of any such officer, director or Affiliate, on the other except those incurred in the ordinary course of business consistent with past practice, (ii) neither the Stockholder nor any such officer, director, Affiliate or Associate provides or causes to be provided any assets, services or facilities to any Operating Subsidiary except as agreed upon in the Services Agreement as mentioned in Section 6.07, (iii) any Operating Subsidiary does not provide or cause to be provided any assets, services or facilities to the Stockholder or any such officer, director, Affiliate or Associate except as agreed upon in the Services Agreement as mentioned in
Section 6.07, and (iv) no Operating Subsidiary beneficially owns, directly or indirectly, any Investment Assets of the Stockholder or any such officer, director, Affiliate or Associate. Each of the Liabilities and transactions mentioned herein was incurred or engaged in, as the case may be, on an arm's-length basis. All settlements of inter-company Liabilities between any Operating Subsidiary, on the one hand, and such stockholder or any such officer, director, Affiliate or Associate, on the other, have been made, and all allocations of inter-company expenses have been applied, in the ordinary course of business consistent with past practice.

      2.22 EMPLOYEES, LABOR RELATIONS. No Operating Subsidiary, or the Holding Subsidiaries or the Stockholder, has received, prior to the date hereof, any information that would lead it to believe that a material number of officers and full-time employees of each Operating Subsidiary at the date hereof with an annual base salary in excess of US$50,000 (or the equivalent thereof in any other relevant currency) will or may cease to be employees, or will refuse offers of employment from Purchaser, because of the consummation of the transactions contemplated by this Agreement.

      (b) No unfair labor practice complaint or sex or age discrimination claim has been brought during the last five years against any Operating Subsidiary before the National Labor Relations Board or any other Governmental or Regulatory Authority. There has been no work stoppage, strike or other similar action by employees of any Operating Subsidiary. Each Operating Subsidiary has complied in all material respects with all applicable Laws relating to the employment of labor, including without limitation those relating to wages, hours and collective bargaining.

      2.23 DELIBERATELY OMITTED.

      2.24 BANK AND BROKERAGE ACCOUNTS; INVESTMENT ASSETS. SCHEDULE 2.24 sets forth (a) a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which any Operating Subsidiary has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship; (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of each Operating Subsidiary having signatory power with respect thereto; and (c) a list of each Investment Asset, the name of the record and beneficial owner thereof, the location of the certificates, if any, therefor, the maturity date, if any, and any stock or bond powers or other authority for transfer granted with respect thereto.

      2.25 NO POWERS OF ATTORNEY. No Operating Subsidiary has powers of attorney or comparable delegations of authority outstanding.

      2.26 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Stockholder directly with Purchaser without the intervention of any Person on behalf of the Stockholder in such manner as to give rise to any valid claim by any Person against Stockholder, Purchaser or any Subsidiary for a finder's fee, brokerage commission or similar payment.

      2.27 ACCOUNTS RECEIVABLE. All accounts receivable of the Operating Subsidiaries are valid, enforceable and fully collectible or adequately provided for.

      2.28 DISCLOSURE. All material facts relating to the Business or Condition of each Operating Subsidiary have been disclosed to Purchaser in connection with this Agreement. The representations or warranties contained in this Agreement, and the statements contained in the Schedules and Exhibits hereto or any certificate or other writing made available to Purchaser pursuant to this Agreement together with the financial statements described in Section 2.08, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

      2.29 NONIUS B.V. The following are applicable only to Nonius B.V.:

            (a) There has been no proposal made or resolution adopted (by the competent corporate body(ies)) for the dissolution or liquidation of Nonius B.V. nor do any circumstances exist which may result in the dissolution or liquidation of Nonius B.V., and no proposal has been made or resolution adopted (by the competent corporate body(ies)) for the legal merger ("juridische fusie") of Nonius B.V. with any other entity or for a division ("splitsing") of Nonius B.V.

            (b) Nonius B.V. has neither issued any profit sharing certificates ("winstbewijzen") nor granted any other rights under its Statutes to share in the profits ("statutaire winstrechten") or the general reserves of Nonius B.V., nor any other rights to third parties to share in the profits or the general reserves of Nonius B.V.

            (c) No restrictions of the transfer of the Nonius B.V. Shares ("blokkeringsbepalingen") other than those set forth in the Statutes of Nonius B.V. are in effect.

                 3.0 REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser hereby represents and warrants to the Stockholder as follows:

      3.01 ORGANIZATION. Each Purchaser is a company duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and thereby. Each

Purchaser is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or on the ability of Purchaser to perform its obligations hereunder. Bruker U.S. has prior to the execution of this Agreement delivered to the Stockholder true, correct and complete copies of the certificate of incorporation and by-laws, or similar organizational documents, of Purchaser in effect on the date hereof.

      3.02 AUTHORITY. The execution and delivery by each Purchaser of this Agreement, and the performance by such Purchaser of its obligations hereunder, has been duly and validly authorized by the Board of Directors or equivalent body of each Purchaser, no other corporate action on the part of such Purchaser being necessary. This Agreement has been duly and validly executed and delivered by each Purchaser and constitutes, and upon the execution and delivery by such Purchaser of this Agreement will constitute, legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless whether enforcement is considered in a proceeding in equity or at law).

      3.03 NO CONFLICTS. The execution and delivery by each Purchaser of this Agreement does not, and the performance by such Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

      (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws or other comparable organizational document of such Purchaser;

      (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to such Purchaser or any of its Assets and Properties; or

      (c) except as disclosed in SCHEDULE 3.03 hereto, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon such Purchaser or any of its Assets or Properties under, any Contract or License to which such Purchaser is a party or by which any of its Assets and Properties is bound which could reasonably be expected to interfere with the consummation of the transactions contemplated by this Agreement.

      3.04 GOVERNMENTAL APPROVALS AND FILINGS. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of such Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

      3.05 LEGAL PROCEEDINGS. There are no Actions or Proceedings pending or, to the knowledge of each Purchaser, threatened against, relating to or affecting such Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

      3.06 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Bruker U.S. directly with the Stockholder without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Purchaser, Stockholder or any Subsidiary for a finder's fee, brokerage commission or similar payment.

                        4.0 COVENANTS OF THE STOCKHOLDER

      (a) The Stockholder will, for a period of three (3) years from the Closing Date, refrain from, either alone or in conjunction with any other Person, including, without limitation, its Affiliates:

            (i) engaging in or making any attempt or allowing any Affiliate or Associate to engage in the Business of single crystal x-ray diffraction.

            (ii) employing, engaging or seeking to employ or engage any Person who is currently or within two months prior to the date hereof had been an officer or employee of any Operating Subsidiary;

            (iii) causing or attempting to cause (A) any client, customer or supplier of any Operating Subsidiary to terminate or materially reduce its business with such Operating Subsidiary, or (B) any officer, employee or consultant of any Operating Subsidiary to resign or sever a relationship with such Operating Subsidiary;

            (iv) disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to any Operating Subsidiary or any of its respective clients, customers or suppliers; or

            (v) making an investment in any Person that is engaged primarily in the Business of single crystal x-ray diffraction.

      (b) The Stockholder, either alone or in conjunction with any Person, including, without limitation, its Affiliates, will at no time after the Closing Date, directly or indirectly, use or exploit the name Nonius or any variation thereof in any manner of any nature whatsoever, except with respect to Stockholder's and its Affiliates' right to use, only in combination, the name Enraf-Nonius and except with respect to the right to use, only in combination, the name Enraf-Nonius granted by Stockholder to Henley Healthcare prior to the date hereof.

      (c) The Stockholder, either alone or in conjunction with any other Person, including, without limitation, its Affiliates, will at no time after January 1, 2001, directly or indirectly, depreciate the DFL 7,000,000 amount now or previously owed by Nonius B.V. to the Stockholder, it being agreed by Stockholder and Purchaser that the value of such loan is DFL 7,000,000.

      (d) It is the intention of the parties that the provisions of this Section be enforced to the fullest extent permissible under the Laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such Laws or policies) of any provisions of this Section shall not render unenforceable, or impair, the remainder of the provisions of this Section. Accordingly, if any provision of this Section shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction.

      (e) The parties hereto acknowledge and agree that any remedy at Law for any breach of the provisions of this Section would be inadequate, and the Stockholder hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

                            5.0 DELIBERATELY OMITTED.

                     6.0 CLOSING OBLIGATIONS OF STOCKHOLDER

      The obligations of Purchaser hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

      6.01 REGULATORY CONSENTS AND APPROVALS. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser, the Stockholder and the Subsidiaries to perform their obligations under this Agreement and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Purchaser,
(c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement, shall have occurred.

      6.02 THIRD PARTY CONSENTS. The consents (or waivers in lieu thereof) listed in SCHEDULE 6.02 hereto, and all other consents (or waivers in lieu thereof) to the performance by the Stockholder and the Subsidiaries of their obligations under this Agreement or to the consummation of the transactions contemplated hereby as are required under any Contract to which Purchaser, the Stockholder or the Subsidiaries is a party or by which any of their respective Assets and Properties are bound (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect.

      6.03 OPINION OF COUNSEL. Purchaser shall have received the opinion of counsel to the Stockholder in form and substance reasonably satisfactory to Purchaser.

      6.04 GOOD STANDING CERTIFICATES. The Subsidiaries and the Stockholder shall have delivered to Purchaser, to the extent applicable, (a) copies of the certificates or articles of incorporation (or other comparable charter documents), including all amendments thereto, of the Subsidiaries and the Stockholder, certified by the Secretary of State or other appropriate official of the jurisdiction of organization, (b) certificates from the Secretary of State or other appropriate official of the respective jurisdictions of incorporation or organization to the effect that each Subsidiary and the Stockholder is in good standing or subsisting in such jurisdiction, listing all charter documents of each Subsidiary and the Stockholder on file and attesting to its payment of all franchise or similar Taxes, and (c) a certificate from the Secretary of State or other appropriate official in each jurisdiction in which any Subsidiary is qualified or admitted to do business to the effect that such Subsidiary is duly qualified or admitted and in good standing in such jurisdiction.

      6.05 RESIGNATIONS OF DIRECTORS AND OFFICERS. Such members of the boards of directors and such officers of the Operating Subsidiaries as are designated in a written notice delivered on or prior to the Closing Date by Purchaser to Stockholder shall have tendered, effective at the Closing, their resignations as such directors and officers.

      6.06 INTRA-COMPANY LOANS. The Stockholder shall have made a cash capital contribution of DFL 7,000,000 to Nonius B.V. and used such amount to pay the loan described in Section 4(c) hereof to eliminate all intra-company indebtedness owed by any of the Operating Subsidiaries to Stockholder or any of the Holding Subsidiaries or any Affiliates thereof.

      6.07 SERVICES. The Stockholder and the Purchaser shall have entered into a Services Agreement for the provision of similar services as provided by Stockholder to Purchaser prior to the Closing, such services to be continued in accordance with the Services Agreement.

      6.08 AUTHORITY. The Stockholder shall furnish to Purchaser evidence satisfactory to Purchaser of the votes of the governing bodies of the Stockholder and the Subsidiaries authorizing the execution, delivery and performance of this Agreement by each of them.

      6.09 INTRACOMPANY AGREEMENTS. All agreements between any Operating Subsidiary and the Stockholder or any Affiliate of Stockholder shall have been terminated.

                      7.0 CLOSING OBLIGATIONS OF PURCHASER

      The obligations of the Stockholder and the Subsidiaries hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Stockholder in its sole discretion):

      7.01 REGULATORY CONSENTS AND APPROVALS. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Stockholder, the Subsidiaries and Purchaser to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Stockholder, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

      7.02 GOOD STANDING CERTIFICATES. Purchaser shall have delivered to Stockholder (a) copies of the certificates or articles of incorporation (or other comparable charter documents), including all amendments thereto, of Bruker U.S., certified by the Secretary of State or other appropriate official of the jurisdiction of organization, (b) certificates from the Secretary of State or other appropriate official of the respective jurisdictions of incorporation or organization to the effect that Bruker U.S. is in good standing or subsisting in such jurisdiction, listing all charter documents of Bruker U.S. on file and attesting to its payment of all franchise or similar Taxes, and (c) a certificate from the Secretary of State or other appropriate official in each jurisdiction in which Bruker U.S. is qualified or admitted to do business to the effect that Bruker U.S. is duly qualified or admitted and in good standing in such jurisdiction.

      7.03 OPINION. Stockholder shall have received an opinion of counsel to Bruker U.S. in form and substance reasonably satisfactory to Stockholder.

      7.04 AUTHORITY. Each Purchaser shall furnish to the Stockholder evidence satisfactory to the Stockholder of the vote of the Board of Directors or equivalent body of each Purchaser authorizing the execution, delivery and performance of this Agreement by such Purchaser.

                  8.0 SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

      Notwithstanding any right of Purchaser (whether or not exercised) to investigate the affairs of the Operating Subsidiaries or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, the Stockholder and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other parties contained in this Agreement. The representations, warranties, covenants and agreements of the Stockholder, the Subsidiaries and Purchaser contained in this Agreement will survive the Closing
(a) indefinitely with respect to the representations and warranties contained in Sections 2.01, 2.02, 2.03, 2.04, , 2.26, 3.01 and 3.02, and (b) with respect to each other representation and warranty, covenant or agreement contained in this Agreement, for the longer of (i) a period of twenty-four (24) months after the Closing, or (ii) until the last date on which such covenant or agreement is to be performed, except that any representation, warranty, covenant or agreement that would otherwise terminate will continue to survive if a Notice of Claim shall have been timely given under Section 9.0 on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Section 9.0.

                           9.0 INDEMNIFICATION MATTERS

      9.01 INDEMNIFICATION.

      (a) The Stockholder and each Holding Subsidiary shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of the Stockholder or the Subsidiaries contained in this Agreement (determined in all cases as if the terms "material" or "materially" were not included therein).

      (b) Purchaser shall indemnify the Stockholder and its officers, directors, employees, agents and Affiliates, if any, in respect of, and hold the Stockholder harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement (determined in all cases as if the terms "material" or "materially" were not included therein).

      (c) In no event shall the Stockholder and the Holding Subsidiaries on the one hand and Purchaser on the other hand be liable to make indemnification payments hereunder in excess of the Purchase Price; provided that (i) attorneys' and accountants' fees incurred in connection with any disputed claim for indemnification shall not be included in computing such cap, and (ii) such cap shall not apply to any Loss related to a breach of Section 2.01, 2.02, 2.03, 2.04, , 2.26, 3.01 or 3.02.

      (d) In no event shall there be a claim for indemnification under this
Section 9.0 for claims of less than $7,500 each or until claims aggregate $100,000; provided that (i) all claims shall count in determining when such $100,000 amount is reached; and (ii) once such $100,000 amount is reached, all claims which make up such $100,000 may also be presented as claims.

      9.02 NOTICE AND OPPORTUNITY TO DEFEND. If there occurs an event which a party asserts is an indemnifiable event pursuant to Section 9.01, the party seeking indemnification shall promptly notify the other parties obligated to provide indemnification (collectively the "Indemnifying Party") by delivery of a certificate (a "Notice of Claim") signed by the party seeking indemnification (the "Indemnitee") or its authorized representative (i) stating that the Indemnitee has actually paid or accrued Indemnifiable Damages to which it is entitled to indemnification pursuant to Section 9.01 of the Agreement and the expected amount thereof; and (ii) specifying in reasonable detail to the extent known (A) the individual items of loss, damage, liability, cost, expense or deficiency included in the amount so stated, (B) the date each such item was or will be paid or accrued, and (C) the basis (by reference to specific provisions of this Agreement) upon which such Losses are claimed. If the Indemnifying Party shall object to such Notice of Claim, the Indemnifying Party shall deliver a written notice of objection (the "Notice of Objection") stating that such party objects to all or part of the claim set forth in the Notice of

Claim to the Indemnitee within ten (10) days after the Indemnitee's delivery of the Notice of Claim. If the Notice of Objection shall not have been so delivered within such ten (10) day period, the Indemnifying Party shall be conclusively deemed to have acknowledged the correctness of the claim or claims specified in the Notice of Claim for the full amount thereof. If such a Notice of Claim involves (a) any Claim, or (b) the commencement of any action, suit or proceeding by a third Person, the Indemnitee will give the Indemnifying Party prompt written notice of such Claim or the commencement of such action, suit or proceeding, PROVIDED, HOWEVER, that the failure to provide prompt notice as provided herein will relieve the Indemnifying Party of its obligations hereunder only to the extent that such failure prejudices the Indemnifying Party hereunder. In case any such action, suit or proceeding shall be brought against any Indemnitee and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it desires to do so, to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee and, after notice from the Indemnifying Party to Indemnitee of such election so to assume the defense thereof, the Indemnifying Party shall not be liable to Indemnitee for any attorneys' fees or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense of such action, suit or proceeding. The Indemnifying Party shall not assert a defense relating to a third party claim if such defense would, in the Indemnitee's judgment, constitute or result in a conflict of interest. Indemnitee agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such action, suit or proceeding. In any event, Indemnitee shall have the right to participate at its own expense in the defense of such action, suit or proceeding. In no event shall an Indemnifying Party be liable for any settlement or compromise effected without its prior consent.

                            10.0 DELIBERATELY OMITTED

                                11.0 DEFINITIONS

      11.01 DEFINITIONS. (a) As used in this Agreement, the following defined terms shall have the meanings indicated below:

      "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

      "AFFILIATE" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning fifty percent (50%) or more of the voting securities of a second Person shall be deemed to control that second Person.

      "ASSETS AND PROPERTIES" means with respect to the Asset Subsidiaries the Purchased Assets, and with respect to any other Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

      "ASSOCIATE" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of fifty percent (50%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

      "BOOKS AND RECORDS" means all files, documents, instruments, papers, books and records relating to the Business or Condition of each Subsidiary, including, without limitation, financial statements, Tax Returns and related work papers, letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

      "BUSINESS COMBINATION" means with respect to any Person any merger, consolidation or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.

      "BUSINESS OR CONDITION" means the business, prospects, condition (financial or otherwise), results of operations and Assets and Properties of a Person.

      "CONTRACT" means any agreement, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

      "Dutch GAAP" means generally accepted accounting principles in The Netherlands, consistently applied by Stockholder according to its interpretations throughout the specified period and in the immediately prior comparable period.

      "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

      "INDEBTEDNESS" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases, or (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

      "INTELLECTUAL PROPERTY" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

      "INVESTMENT ASSETS" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by any Subsidiary.

      "KNOWLEDGE" means all matters actually known to such party and all matters which should have been known by such party after reasonable inquiry.

      "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

      "LIABILITIES" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

      "LICENSES" means all licenses, permits, orders, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

      "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

      "LOSS" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including, without limitation, interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

      "OPTION" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or
(ii) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

      "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

      "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with Dutch GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, or (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the business of a Person.

      "PERSON" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

      "TAXES" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, gains, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

      "TAX RETURNS" means all returns, declarations, reports, claims for refund, information returns or statements relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the term "Section" refers to the specified Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of the applicable Person. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under Dutch GAAP.

                               12.0 MISCELLANEOUS

      12.01 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (certified mail, return receipt requested, postage prepaid) to the parties at the following addresses or facsimile numbers:

            If to Purchaser, to:

            Bruker AXS Inc.
            5465 E. Cheryl Parkway
            Madison, WI 53711
            Facsimile No.:  +1-608-276-3014
            Attn:  Martin Haase

            with a copy to:

            Hutchins, Wheeler & Dittmar
            A Professional Corporation
            101 Federal Street
            Boston, MA  02110
            Facsimile No.:  +1-617 951-1295
            Attn:  Richard M. Stein

            If to the Stockholder or the Holding Subsidiaries, to:

            Delft Instruments N.V.
            Rontgenweg 1
            P.O. Box 5081
            2600 GB Delft
            The Netherlands

            Facsimile No.: +31-15-2-601-240Attn: Mark Dekker

            with a copy to:

            Delft Instruments Nederland B.V.
            Rontgenweg 1
            P.O. Box 5081
            2600 GB Delft
            The Netherlands

            Facsimile No.: +31-15-2-601-294
            Attn:  Emil A.G.M. Schade

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

      12.02 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, including, without limitation, that certain letter of intent between the parties dated March 26, 2001, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

      12.03 EXPENSES. Except as otherwise expressly provided in this Agreement each party will pay its own costs and expenses, incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.

      12.04 PUBLIC ANNOUNCEMENTS. the Stockholder and Purchaser will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons to whom any Operating Subsidiary sell goods or provide services or with whom any Operating Subsidiary otherwise has significant business relationships with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. The Stockholder and Purchaser will also obtain the other party's prior approval, such approval not to be unreasonably withheld, of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

      12.05 CONFIDENTIALITY. Each party hereto will hold, and will use its best efforts to cause its Affiliates and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law, or
(ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party, or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; PROVIDED, that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Operating Subsidiaries furnished hereunder.

      12.06 FURTHER ASSURANCES, POST-CLOSING COOPERATION. (a) At any time or from time to time after the Closing, the Stockholder shall execute and deliver to Purchaser such other documents and instruments, provide such materials and information and take such other actions as Purchaser may reasonably request more effectively to vest title to the Shares and Purchased Assets in Purchaser and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Operating Subsidiaries and their respective Assets and Properties and Books and Records, and otherwise to cause the Stockholder to fulfill their obligations under this Agreement.

      (b) Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Business or Condition of the Operating Subsidiaries in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party, or (v) in connection with any actual or threatened Action or Proceeding. Further, each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

      (c) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business or Condition of the Subsidiaries not referred to in paragraph (b) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by the Stockholder in accordance with this paragraph shall be held confidential by the Stockholder in accordance with Section 12.05.

      12.07 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

      12.08 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

      12.09 NO THIRD-PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 9.0.

      12.10 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law, and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including, without limitation, its rights under Section 9.0) to a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

      12.11 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      12.12 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      12.13 To the extent permitted by law, the Parties hereby waive their rights under Article 6:228 and under Articles 6:265 to 6:272 inclusive of the Civil Code to nullify or rescind, or demand in legal proceedings nullification or recission of, this Agreement.

      12.13 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of The Netherlands applicable to a Contract executed and performed in such country without giving effect to the conflicts of laws principles thereof.

      12.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, this Purchase Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                              BRUKER AXS INC.


                              By: /s/ M. Haase
                                  ---------------------------
                                  Name:  M. Haase
                                  Title: President & CEO

                              BRUKER AXS GMBH


                              By: /s/ M. Haase
                                  ---------------------------
                                  Name:  M. Haase
                                  Title: President & CEO

                              BRUKER AXS SA


                              By: /s/ M. Haase
                                  ---------------------------
                                  Name:  M. Haase
                                  Title: President & CEO

                              BRUKER U.K. LTD.


                              By: /s/ M. Haase
                                  ---------------------------
                                  Name:  M. Haase
                                  Title: President & CEO

                              DELFT INSTRUMENTS N.V.


                              By: /s/ E. Groot, N. Dekker
                                  ---------------------------
                                  Name:  E. Groot, N. Dekker
                                  Title:

                              DELFT INSTRUMENTS NEDERLAND B.V.


                              By: /s/ E. Groot, N. Dekker
                                  ---------------------------
                                  Name:  E. Groot, N. Dekker
                                  Title:

               [COUNTERPART SIGNATURE PAGE TO PURCHASE AGREEMENT]

                              DELFT INSTRUMENTS INTERNATIONAL B.V.


                              By: /s/ E. Groot, N. Dekker
                                  ---------------------------
                                  Name:  E. Groot, N. Dekker
                                  Title:

                              DELFT INSTRUMENTS BRD GMBH


                              By: /s/ E. Schada, N. Dekker
                                  ---------------------------
                                  Name:  E. Schada, N. Dekker
                                  Title:

                              DELFT INSTRUMENTS UK LTD.


                              By: /s/ N. Dekker, E. Groot
                                  ---------------------------
                                  Name:  N. Dekker, E. Groot
                                  Title:

                              DELFT INSTRUMENTS FRANCE SA


                              By: /s/ E. Groot
                                  ---------------------------
                                  Name:  E. Groot
                                  Title:

                              ENFARM B.V.


                              By: /s/ E. Groot
                                  ---------------------------
                                  Name:  E. Groot
                                  Title:

               [COUNTERPART SIGNATURE PAGE TO PURCHASE AGREEMENT]

                              NONIUS INC.


                              By: /s/ E. Groot
                                  ---------------------------
                                  Name:  E. Groot
                                  Title:

                              NONIUS GMBH


                              By: /s/ L. Boskma
                                  ---------------------------
                                  Name:  L. Boskma
                                  Title:

                              NONIUS UK LTD


                              By: /s/ E. Schada, E. Groot, N. Dekker
                                  ---------------------------
                                  Name:  E. Schada, E. Groot, N. Dekker
                                  Title:

                              NONIUS FRANCE SARL


                              By: /s/ E. Schada
                                  ---------------------------
                                  Name:  E. Schada
                                  Title: proxy holder

                              NONIUS COMPANY LP

                              By: Nonius, Inc., its General Partner


                              By: /s/ E. Groot
                                  ---------------------------
                                  Name:  E. Groot
                                  Title:

Schedule 1.05

Bank overdrafts:

Nonius B.V.

ABN-AMRO Bank N.V. Delft, The Netherlands

Nonius LP

ABN-AMRO Bank N.V. New York Branch, USA

Bank guarantees:

Nonius B.V.
-     Universidad de la Rioja Logrono                    ESB 1.640.000,-
-     SAROK                                              USD 3.500,-
-     SAROK                                              NLG 19.100,-
-     Jagiellonian University                            NLG 20.400,-
-     Universidad de la Santiago de Conmostella          ESB 1.421.740,-
-     Universidad de la Valencia                         ESB 960.000.-
-     Universidad de la Valencia                         ESB 863.968,-
-     Universiteit Utrecht                               NLG 1.159.504,10

Nonius SA
-     Universidade de Santiago de Compostela             ESB 338.662,-
      (security deposit made in cash)
-     Ministere de L'Enseignement Superieur              FFR 25.200,-
      (security deposit made in cash)

Nonius LP
-     Centro de Investigacion y de Estudios Avanzados del I.P.N.    USD 23.600,-

Schedule 2.09

Schedule 2.09(i)

- A distribution by Nonius GmbH to Delft Instruments BRD GmbH of DEM 286.000,- in the course of the profit transfer agreement currently in force between the German Delft Instruments companies.

Schedule 2.09 (ii)

- The issue by Nonius B.V. to Delft Instruments Nederland B.V. of 7.000 shares with a nominal value of NLG 1.000,- each in the course of making a cash capital contribution as agreed upon with Bruker AXS Inc.
-     The acquisition of all shares of Nonius France Sarl.

Schedule 2.09 (iv)

- The monthly revolving credit line of USD 1.010.000,- of Nonius Company LP has been renewed on January 1, February 1, March 1, and April 1, 2001 respectively.
- The intercompany loan issued by Delft Instruments Nederland B.V. to Nonius B.V. of NLG 7.000.000,- was repaid on April 6, 2001.

Schedule 2.09 (vii)


- A write-off of a trade receivable from Rennes University with a value of NLG 91.000,- (which had been fully provided) was made by Nonius B.V..
- Furthermore, the inventories and trade receivables of Nonius SA were adjusted for consolidation purposes as per the due diligence report on Nonius SA..

Schedule 2.09 (xi)

- Commitment made by Nonius B.V. regarding the implementation of a new MRP software package (Baan 4.0) and the corresponding hardware.

Schedule 2.09 (xiii)

- A payment made by Nonius B.V. to Delft Instruments Nederland B.V. of NLG 250.000,-, representing the corporate income tax due for the fiscal year 2000.

Schedule 2.10

Schedule 2.10 (i)

LEASE CONTRACTS:

Nonius B.V.
-     Medilease (showroom equipment)
-     DLL Technology Lease (IT equipment)
-     Toplease/Unilease (cars)

Nonius LP
-     GMAC/Saab (cars)
-     1650 Sycamore LLC (office)

Nonius SA
-     DIAL France SA (cars)

Nonius Ltd.
-     Custom Leasing Ltd. (car)

Nonius GmbH
-     Volkswagen Leasing GmbH (cars)

BANK GUARANTEES:

Nonius B.V.
-     Universidad de La Rioja Logrono                    ESB 1.640.000,-
-     SAROK                                              USD 3.500,-
-     SAROK                                              NLG 19.100,-
-     Jagiellonian University                            NLG 20.400,-
-     Universidad de la Santiago de Compostella          ESB 1.421.740,-
-     Universidad de la Valencia                  `      ESB 960.000.-
-     Universidad de la Valencia                         ESB 863.968,-
-     Universiteit Utrecht                               NLG 1.159.504,10

Nonius SA

-     Universidade de Santiago de Compostela             ESB 338.662,-
      (security deposit made in cash)
-     Ministere de L'Enseignement Superieur              FFR 25.200,-
      (security deposit made in cash)

Nonius LP
-     Centro de Investigacion y de Estudios Avanzados del I.P.N.   USD 23.600,-

VARIOUS:

Nonius B.V.

-     Eureka subsidy contract
-     Roper extended warranty contract
- Repayment obligations of technical development credits "TOK 91014" obligations
- Dispute with Senter regarding the repayment of a technical development credit ("TOK 91014 and 95075") received in 1995, not exceeding NLG 180.000,-

EMPLOYEES:

Nonius B.V.
- Insufficiently accrued profit share employees for the year 2000, based on the standards as used by DI, not exceeding NLG 30.000,-

Nonius LP
-     Employee retirement fund

Nonius SA
-     Employee retirement fund (legal requirement)

HEDGING CONTRACTS

Nonius B.V.
-     Purchase of USD 1.590.000,- @ USD/NLG rate of 2,4472 on May 8, 2001

SALES CONTRACTS

Nonius B.V.
-     Training and service for the Brazil order of 1997
-     Adjustment detector of the Birmingham order of 1999
-     Software problems to be solved on the Rennes order of 1999
-     Training for the Egypt order of 1999
- Possible cancellation of 3 MAR345 image plate orders of 2000 in England due to merger with BAXS
- Possible cancellation of the Utah order of 2000 based on the outcome of a test to be performed in May 2001
-     Buy-back obligation of 2 CAD4's on the Cardiff order of 2001

According to management, the already formed warranty provision is sufficient to cover the negative effects of the (potential) obligations.

(LONG-TERM) PROCUREMENT CONTRACTS

Nonius B.V.
-     Roper
-     Scientific Instruments
-     OSMIC
-     Mechanical Parts Production
-     ACAL
-     Ceratec
-     Telerex
-     MICAP
-     Rommens
-     Halin

RESEARCH & DEVELOPMENT CONTRACTS

Nonius B.V.
-     Maxus
-     Halin

COMMISSIONS

Nonius B.V.
-     Disputed commission claim by Teheran agent of 1993, not exceeding NLG
      30.000,-

LICENSES

Nonius B.V.
-     Fees payable for the use of SIR and DIRDIF licenses during the period
      1996-now.

ROYALTIES

Nonius B.V.
- Possible royalties payable for the sale of MRC FAST TV X-ray detectors during the period 1992-now.

The undersigned, Bruker AXS Inc., hereby agrees to guarantee vis-a-vis Delft Instruments Nederland BV the payments to be made by Nonius BV under Lease agreement number 7031442212 sub number J 106 entered into by Medilease Finans BV and Delft Instruments Nederland BV, and to hold harmless and indemnify Delft Instruments Nederland BV from any claims made under that agreement, provided that the maximum amount to be paid under this guarantee shall not exceed the amount of Dfl. 265.000,00

/s/ Martin Haase

Signed this 10th day of April, 2001.

Martin Haase
President & CEO

Schedule 2.10 (ii)

ACCOUNTS PAYABLE AS OF DECEMBER 31, 2000

--------------------------------------------------------------------------------
505276 Rechnungswesen V3.03.15
                                                   Kreditoren OP-Stichttagsliste
300 Nonius GmbH
--------------------------------------------------------------------------------
Selaktion: Stichtag    12.2000
Kopta von:               00000
Kopta vin:               32000

----------------------------------------------------------------------------------------
     Beleg-Nr.   Int:Beleg-Nr   B-Art   Datum        G-Konto   WJ Journal     Betrag
----------------------------------------------------------------------------------------
00000         DIVERSE
     000851           151 ER            31.08.2000       4610  2000  1033      50,66-
                               Spedimax Transporta.GmbH, 0020 Innsbruck
                                                                               Summe

00103         AON Deutschland GmbH                     AON
                      12/00 KA          31.12.2000      4710   2000  3021     127.90
                                                                               Summe

00105      American Express
                      12/00 EP          31.12.2000      4100>  2000  3018     539,71-
                                                                               Summe

00110      Adam Dr. Martin                             55110 Mainz
                      12/00 KA          29.12.2000      4276>  2000  2045   3.249,40-
                      12/00 KA          31.12.2000       4785  2000  3006     196,00-
                                                                               Summe

00256      BP Oil Deutschland GmbH                     22297 Hamburg
     1000407981       239 ER            31.12.2000       4290> 2000  3006     620,38-
                                                                               Summe

00402      ReiseCenter                                 12781 Haan
     54204847         215 EG            23.11.2000       4198> 2000  2626      79,20-
                                                                               Summe

00526      EURO-TENDER e.k.                            EURO-TENDER
     700880           233 ER            29.12.2000       4330  2000  2992      60,32-
                                                                               Summe

01591      Pennartx, Dr. P.U.ESCHWEILER P              52249 Eschweiler
                      12/00 KA          29.12.2000       4286> 2000  2944   1.507,59
                                                                               Summe

01808      Schumacher, GunterSOLINGEN SCH              42657 Solingen
                      12/00 KA          31.12.2000       4190> 2000  3017   1.117,59
                                                                               Summe

01511      Auto-Gottamnskt Stamra GmbH                 STAMM
     991636           232 EP            19.12.2000       4200  2000  2920     160,20
                                                                               Summe

--------------------------------------------------------------------
  OP-Betrag STS Fallig     Valuta        Skt   S1%    SM2   S2% M
--------------------------------------------------------------------

  50,66- 39   31.08.00                                Spedimax

  50,66- Fallig                        50,66-


  137,90- 30  31.12.00                                Allgefahren 1999
  137,90 Fallig                       137,90


  539,71- 36  31.12.00
  539,71- Fallig                      539,71-


3.249,40-     29.12.00
  196.00- 39  31.12.00                                RK 12/00
3.445,40- Fallig                    3,445,40


  620,38- 36                            0,00
  520,38- Fallig                        0,00


  79,20- 36   03.12.00
  79,20- Fallig                        79,20


  60,32- 36   29.12.00
  60,32- Fallig                        60,32-


1.507,59- 36   29.12.00                               RK 12/00
1.507,59- Fallig                    1.507,59-


1.117,59- 30   31.12.00             1.117,59-         RK 12/00
1.117,59


  160,20- 36   19.12.00
  160,20- Fallig                      160,20-         Divechsel

--------------------------------------------------------------------------------
505276 Rechnungswesen V3.03.15
                                                   Kreditoren OP-Stichttagsliste
300 Nonius GmbH
--------------------------------------------------------------------------------
Selaktion: Stichtag    12.2000
Kopta von:               00000
Kopta vin:               32000

-----------------------------------------------------
     Beleg-Nr.   Int:Beleg-Nr   B-Art   Datum
-----------------------------------------------------








-------------------------------------------------------------------------------------------------------
G-Konto   WJ Journal      Betrag      OP-Betrag STS Fallig     Valuta        Skt   S1%    SM2   S2% M
-------------------------------------------------------------------------------------------------------
   Fordeningen                            79,20 Fallig                     79,20
   Verbindllechkeiten                  7.639,75-                        7,019,37-
   Summe Kreditpren SK 1601            7.560,55-                        6.940,17-

   Fordeningen                            79,20 Fallig                     79,20
   Verbindllechkeiten                  7.639,75-                        7,019,37-
   Gesarnisginseg DP                   7.560,55-                        6.940,17-
ENDE DER LISTE

                              Nonius Company, L.P.
2/08/01                         A/P Aging Summary
                             As of December 31, 2000

                                        Current     1 - 30    31 - 60   61 - 90   > 90     TOTAL
                                      ----------   --------   -------   -------   ----   ----------
  ACA                                    1330.56       0.00     0.00      0.00    0.00     1,330.56
  Airport Printing                        219.21       0.00     0.00      0.00    0.00       219.21
  American Express                     13,809.05       0.00     0.00      0.00    0.00    13,809.05
  AT&T                                    894.95       0.00     0.00      0.00    0.00       894.95
  AT&T Wireless Services                  190.30       0.00     0.00      0.00    0.00       190.30
  Bindseil Associates, Inc.             1,729.51       0.00     0.00      0.00    0.00     1,729.51
  Certified                               379.96   4,027.60     0.00      0.00    0.00     4,407.56
  Danzas                                    0.00     213.18     0.00      0.00    0.00       213.18
  DHL                                     102.69       0.00     0.00      0.00    0.00       102.69
  Egerton                                  57.51       0.00     0.00      0.00    0.00        57.51
  Fedex                                   492.70       0.00     0.00      0.00    0.00       492.70
  Frankel                                  32.19       0.00     0.00      0.00    0.00        32.19
  Gangloff                                284.71       0.00     0.00      0.00    0.00       284.71
  Kowalchuk                             1,660.00       0.00     0.00      0.00    0.00     1,680.00
  LIA Health Alliance                       0.00   2,835.52     0.00      0.00    0.00     2,835.52
  LIPA .                                  292.01       0.00     0.00      0.00    0.00       292.01
  Narducci, Amy  A.                        42.78      92.10     0.00      0.00    0.00       134.88
  Nonius,BV-Delft                     339,855.17       0.00     0.00      0.00    0.00   339,855.17
  Nonius, GmbH                         20,260.78       0.00     0.00      0.00    0.00    20,260.78
  North American Telecommunications         0.00     214.22     0.00      0.00    0.00       214.22
  Oxford Cryo                               0.00     171.83     0.00      0.00    0.00       171.83
  PrimePay                                  0.00      77.50     0.00      0.00    0.00        77.50
  Toney                                    53.63       0.00     0.00      0.00    0.00        53.63
                                      ----------   --------     ----      ----    ----   ----------
TOTAL                                 381,687.71   7,631.95     0.00      0.00    0.00   389,319.66
                                      ==========   ========     ====      ====    ====   ==========

                                                                                     S/L 391,157.36
                                                                                     CL    1,837.70

Date: 11/01/2000                  NONIUS UK LTD                          PAGE: 1
                                  -------------
TIME: 14:53:39          AGED CREDITORS ANALYSIS (SUMMARY)
                        ---------------------------------

REPORT DATE:                  31/12/1999                    SUPPLIER FROM:
INCLUDE FUTURE TRANSACTIONS:  NO                            SUPPLIER TO:ZZZZZZZZ
EXCLUDE LATER PAYMENTS:       NO

A/C       NAME                             C LIMIT       TURNOVER      BALANCE   FUTURE     CURRENT
---       ----                             -------       --------      -------   ------     -------
COMSTAT   Comstat Business Forms              0.00       4.998.25       546.97     0.00      546.97
X0112     H Dekker                            0.00        3057.90       282.21     0.00      282.21
XAOO2O    AMEX                                0.00      38,078.49     4,761.54     0.0     4,761.54
XA0220    ANC Ltd                             0.00         732.66        60.01     0.00       60.01
XBOOIO    Braebourne Ltd                      0.00          46.20        15.13     0.00       15.13
XBOO4O    British Crystallographic Assoc      0.00       1,614.50       380.00     0.00      380.00
XCOO7O    Crystal Spring Water Co. Ltd.,      0.00         255.50       -16.46     0.00        0.00
XD1100    Diamond X-Rays                      0.00      14,800.50       873.00     0.00      873.00
XE0040    Enraf Ltd                           0.00      13,333.39     6,257.60     0.00    4,141.73
XF0050    Frontier Communications             0.00       2,715.09       169.25     0.00      169.25
XK0050    Kipp & Zonen Ltd                    0.00          26.25        26.25     0.00        0.00
XL0900    Leardock Ltd.                       0.00       2,100.00      -197.40     0.00        0.00
XM0001    Mansfield L                         0.00         214.50         6.50     0.00        6.50
XN0500    NONIUS B.V. (D.I.)                  0.00     609,035.85   110,190.85     0.00   40,190.85
XS0022    Sage Group PLC                      0.00       1,569.24       569.88     0.00      569.88
XV0010    Vodafone Connect Ltd.               0.00       3,447.93       470.51     0.00      470.51
                                                       ----------   ----------     ----   ---------
                              Totals                   696,026.75   124,395.84     0.00   52,467.58
                                                       ==========   ==========     ====   =========

A/C       NAME                             PERIOD 1    PERIOD 2   PERIOD 3   OLDER
---       ----                             --------    --------   --------   -----
COMSTAT   Comstat Business Forms               0.00        0.00       0.00    0.00
X0112     H Dekker                             0.00        0.00       0.00    0.00
XA0020    AMEX                                 0.00        0.00       0.00    0.00
XA0220    ANC Ltd                              0.00        0.00       0.00    0.00
XB00I0    Braebourne Ltd                       0.00        0.00       0.00    0.00
XB0040    British Crystallographic Assoc       0.00        0.00       0.00   11.00
XC0070    Crystal Spring Water Co. Ltd.,       0.00        0.00     -16.46    0.00
XD1100    Diamond X-Rays                       0.00        0.00       0.00    0.00
XE0040    Enraf Ltd                        2,115.37        0.00       0.00    0.00
XF0050    Frontier Communications              0.00        0.00       0.00    0.00
XK0050    Kipp & Zonen Ltd                     0.00        0.00       0.00   26.25
XL0900    Leardock Ltd.                        0.00        0.00       0.00 -197.40
XM0001    Mansfield L                          0.00        0.00       0.00    0.00
XN0500    NONIUS B.V. (D.I.)                   0.00   70,000.00       0.00    0.00
XS0022    Sage Group PLC                       0.00        0.00       0.00    0.00
XV0010    Vodafone Connect Ltd.                0.00        0.00       0.00    0.00
                                           --------   ---------     ------ -------
                              Totals       2,115.87   70,000.00     -16.46 -171.15
                                           ========   =========     ====== =======

DATE: 11/01/2000                  NONIUS UK LTD                          PAGE: 1
                                  -------------
TIME: 14:54:47         AGED CREDITORS ANALYSIS (DETAILED)
                       ----------------------------------

DATE FROM:                   01/01/1980                     SUPPLIER FROM:
DATE TO:                     31/12/1999                     SUPPLIER TO:ZZZZZZZZ

INCLUDE FUTURE TRANSACTIONS: NO
EXCLUDE LATER PAYMENTS:      NO

-----------------------------------------------------------------------------------------------------------------------
A/C:   XN0500   NAME:   NONIUS  B.V. (D.I.)   CONTACT:   Nico v. Hulst / Theo Mulder   Tel: 00 31 15 698502
-----------------------------------------------------------------------------------------------------------------------
NO:    TP   DATE         REFN   DETAILS          BALANCE   FUTURE     CURRENT   PERIOD 1    PERIOD 2   PERIOD 3   OLDER
---    --   ----         ----   -------          -------   ------     -------   --------    --------   --------   -----
2336   PI   29/10/1999   5055   SLS/99000395   70,000.00     0.00        0.00       0.00   70,000.00       0.00    0.00
2782   PI   14/12/1999   5125   SPP/99040608      539.00     0.00      539.00       0.00        0.00       0.00    0.00
2783   PI   14/12/1999   5126   SPP/99040629      344.00     0.00      344.00       0.00        0.00       0.00    0.00
2785   PI   10/12/1999   5127   SLS/99000492   32,446.63     0.00   32,416.63       0.00        0.00       0.00    0.00
2786   PI   14/12/1999   5128   SLS/99000494    4,566.00     0.00    4,566.00       0.00        0.00       0.00    0.00
2792   PI   16/12/1999   5133   SLS/99000496    1,701.00     0.00    1,701.00       0.00        0.00       0.00    0.00
2793   PI   23/12/1999   5134   SLS/99000518    2,898.00     0.00    2,898.00       0.00        0.00       0.00    0.00
2796   PI   15/12/1999   5137   SPP/99040613    1,381.72     0.00    1,381.72       0.00        0.00       0.00    0.00
2809   PC   31/12/1999   5145   SLS/20000012   -1,071.00     0.00   -1,071.00       0.00        0.00       0.00    0.00
2810   PC   31/12/1999   5146   SLS/20000013   -1,134.00     0.00   -1,134.00       0.00        0.00       0.00    0.00
2811   PC   31/12/1999   5147   SLS/20000014   -1,480.50     0.00   -1,480.50       0.00        0.00       0.00    0.00
                                              ----------     ----   ---------       ----   ---------       ----    ----
                                TOTALS:       110,190.85     0.00   40,190.85       0.00   70,000.00       0.00    0.00
                                              ==========     ====   =========       ====   =========       ====    ====

TURNOVER:                609.035.85
CREDIT LIMIT:                  0.00

                                              ----------     ----   ---------       ----   ---------       ----    ----
                              GRAND TOTALS:   110,190.85     0.00   40,190.85       0.00   70,000.00       0.00    0.00
                                              ==========     ====   =========       ====   =========       ====    ====

[Illegible] :  NONIUS FRANCE                     V 9.51  Le 03/01/01 a 13:39:58

EDITION BALANCE AUXILIAIRE

     Criteres de selection :                                                Page    2
1(o) / 2 = Hist + Brouillard                       7(o) / Edition de la balance periodique   N
2(o) / Edition de la balance globale N             8(o) / Comptes non mouvementes            O
3(o) / Code devise                                 9(o) / Comptes soldes                     O
4(o) / Du compte 4013                    a 4013   10(o) / De famille                      a
5(o) / Tri code appel           N
6(o) / Separeteur de mille      N ( )

                             BALANCE AUXILIAIRE DV COLLECTIF 4013
Periode du 01/01/00 au 31/12/00                                Exercice du 01/01/00 au 31/12/00

-----------------------------------------------------------------------------------------------
 Compte         Libelle            Debit        Credit        Solde debiteur   Solde crediteur
-----------------------------------------------------------------------------------------------

3VERDIER   LE VERDIER                 3003,16       3003,16
3XRAYGR    NONIUS B.V.             3615225,49   10506230,55                         6891005,06
3XRAYRES   X-RAY RESEARCH GmbH      826784,50    2308074,08                         1481289,58
-----------------------------------------------------------------------------------------------
           Total auxiliaire 4013   8677043,95   17490525,20                         8813481,25
                                                                                    8813481,25
-----------------------------------------------------------------------------------------------

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 000477                                        Postbus 5005              Betalingscondities :  2
                    Van Reijsen Elektronika B.V.                                            Payment 35 days nett

                                                                  2600 GA DELFT
Groep             :   1                                                                     Land             : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113842 0                    29-12-2000   02-02-2001          7.226,04                                  7.226,04
                                                                 7.226,04 NLG                              7.226,04
                                                                ---------             ---------           ---------
                Totaal crediteur         000477 in EV            7.226,04                 00,00            7.226,04
                                                                =========             =========           =========

Crediteur         : 000663                                        POSTBUS 20                Betalingscondities :  3
                    Ruma rubberfabriek b v                                                  Payment 60 days nett
                                                                  HOOGEVEEN
Groep             :  1                                                                      Land             : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113581 0                    27-11-2000   26-01-2001         19.923,30                                 19.923,30
                                                               9040,80    EUR                            9040,80
                                                                ---------             ---------           ---------
                Totaal crediteur         000663 in EV           19.923,30                 00,00           19.923,30
                                                                =========             =========           =========

Crediteur         : 000787                                        POSTBUS 4098              Betalingscondities :  3
                    Romal b v                                                               Payment 60 days nett
                                                                  UTRECHT
Groep             :  1                                                                      Land             : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113222 0                    27-10-2000   26-12-2000            255,60                                    255,60
                                                                   255,60 NLG                                255,60
PUR 113394 0                    07-11-2000   06-01-2001            271,31                                    271,31
                                                                   271,31 NLG                                271,31
                                                                ---------             ---------           ---------
                Totaal crediteur         000787 in EV              526,91                 00,00              526,91
                                                                =========             =========           =========

Crediteur         : 000884                                        Postbus 22966             Betalingscondities :  3
                    Jeveka B V                                                              Payment 60 days nett
                                                                  Amsterdam Z O
Groep             :  1                                                                      Land             : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113232 0                    27-10-2000   26-12-2000             15,32                                     15,32
                                                                    15,32 NLG                                 15,32
PUR 113233 0                    27-10-2000   26-12-2000            274,23                                    274,23
                                                                   274,23 NLG                                274,23

-------------------------------------------------------------------------------------------------
Factuur        --------------------------------------Open bedrag in EV Tussen--------------------
                  1              2                 3                 4                 6
-------------------------------------------------------------------------------------------------
Crediteur      : 000477                            Postbus 5005       Betalingscondities :  2
                 Van Reijsen Elektronika B.V.                         Payment 35 days nett

                                                   2600 GA DELFT
Groep          :   1                                                  Land             : NL
                 Crediteuren Derden NL                                NEDERLAND

PUR 113842 0    7.226,04             00,00             00,00             00,00                00

               ---------         ---------         ---------         ---------         ---------
                7.226,04             00,00             00,00             00,00                00
               =========         =========         =========         =========         =========

Crediteur      : 000663                            POSTBUS 20         Betalingscondities :  3
                 Ruma rubberfabriek b v                               Payment 60 days nett
                                                   HOOGEVEEN
Groep          :  1                                                   Land             : NL
                 Crediteuren Derden NL                                NEDERLAND

PUR 113581 0       00,00         19.923,30             00,00             00,00                00

               ---------         ---------         ---------          --------         ---------
                   00,00         19.923,30             00,00             00,00                00
               =========         =========         =========          ========         =========

Crediteur      : 000787                            POSTBUS 4098       Betalingscondities :  3
                 Romal b v                                            Payment 60 days nett
                                                   UTRECHT
Groep          :  1                                                   Land             : NL
                 Crediteuren Derden NL                                NEDERLAND

PUR 113222 0       00,00             00,00            255,60             00,00                00

PUR 113394 0       00,00            271,31             00,00             00,00                00

               ---------         ---------         ---------         ---------         ---------
                   00,00            271,31            255,60             00,00                00
               =========         =========         =========         =========         =========

Crediteur      : 000884                            Postbus 22966      Betalingscondities :  3
                 Jeveka B V                                           Payment 60 days nett
                                                   Amsterdam Z O
Groep          :  1                                                   Land             : NL
                 Crediteuren Derden NL                                NEDERLAND

PUR 113232 0       00,00             00,00             15,32             00,00                 00

PUR 113233 0       00,00             00,00            274,23             00,00                 00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur        : 000884                                        Postbus 22966           Betalingscondities :  3
                   Jeveka B V                                                            Payment 60 days nett

                                                                 Amsterdam Z O
Groep            :  1                                                                    Land               : NL
                   Crediteuren Derden NL                                                 NEDERLAND

PUR 113427 0                    21-11-2000   20-01-2001            264,52                                    264,52
                                                                   264,52 NLG                                264,52
PUR 113654 0                    30-11-2000   29-01-2001            149,57                                    149,57
                                                                   149,57 NLG                                149,57
PUR 113655 0                    06-12-2000   04-02-2001             31,47                                     31,47
                                                                    31,47 NLG                                 31,47
PUR 113736 0                    11-12-2000   09-02-2001            214,38                                    214,38
                                                                   214,38 NLG                                214,38
PUR 113737 0                    13-12-2000   11-02-2001             19,83                                     19,83
                                                                    19,83 NLG                                 19,83
                                                                ---------                 ---------       ---------
                 Totaal crediteur         000884 in EV             969,32                     00,00          969,32
                                                                =========                 =========       =========

Crediteur        : 001120                                        Postbus 103             Betalingscondities : 30
                   Delft Instruments Nederland B V                                       Payment 30 days nett
                                                                 DELFT
Groep            :  1                                                                    Land               : NL
                   Crediteuren Derden NL                                                 NEDERLAND

PUR 112471 0                    01-09-2000   01-10-2000         22.500,00                                 22.500,00
                                                                22.500,00 NLG                             22.500,00
PUR 112917 0                    01-10-2000   31-10-2000         22.500,00                                 22.500,00
                                                                22.500,00 NLG                             22.500,00
PUR 113294 0                    01-11-2000   01-12-2000         22.500,00                                 22.500,00
                                                                22.500 00 HLG                             22.500,00
PUR 113639 0                    01-12-2000   31-12-2000         22.500:00                                 22.500,00
                                                                22.500 00 NLG                             22.500,00
PUR 113728 0                    13-12-2000   12-01-2001          5.787:00                                  5.787,00
                                                                 5.787,00 NLG                              5.787,00
                                                                ---------                 ---------       ---------
                 Totaal crediteur         001120 in EV          95.787,00                     00,00       95.787.00
                                                                =========                 =========       =========

Crediteur        : 001309                                        POSTBUS 235             Betalingscondities :  3
                   Ned spec drukkerij b v                                                Payment 60 days nett
                                                                 DELFT
Groep            :  1                                                                    Land               : NL
                   Crediteuren Derden NL                                                 NEDERLAND

PUR 113302 0                    02-11-2000   01-01-2001            462,66                                   426.66
                                                                   462,66 NLG                               426.66
PUR 113760 0                    14-12-2000   12-02-2001            793,13                                   793,13
                                                                   793,13 NLG                               793,13

--------------------------------------------------------------------------------------------------
Factuur        ----------------------------------------Open bedrag in EV Tussen-------------------
                  1                 2                 3                 4               6
--------------------------------------------------------------------------------------------------
Crediteur        : 000884                           Postbus 22966           Betalingscondities :  3
                   Jeveka B V                                               Payment 60 days nett

                                                    Amsterdam Z O
Groep            :  1                                                       Land               : NL
                   Crediteuren Derden NL                                    NEDERLAND

PUR 113427 0          00,00            264,52             00,00            00,00                00

PUR 113654 0          00,00            149,57             00,00            00,00                00

PUR 113655 0          31,47             00,00             00,00            00,00                00

PUR 113736 0         214,38             00,00             00,00            00,00                O0

PUR 113737 0          19,83             00,00             00,00            00,00                00

                  ---------         ---------         ---------         --------         ---------
                     265,68            414,09            289,55            00,00                00
                  =========         =========         =========         ========         =========

Crediteur        : 001120                           Postbus 103             Betalingscondities : 30
                   Delft Instruments Nederland B V                          Payment 30 days nett
                                                    DELFT
Groep            :  1                                                       Land               : NL
                   Crediteuren Derden NL                                    NEDERLAND

PUR 112471 0          00,00             00,00             00,00        22.500,00                00

PUR 112917 0          00,00             00,00         22.500,00            00,00                00

PUR 113294 0          00,00         22.500,00             00,00            00,00                00

PUR 113639 0      22.500,00             00,00             00,00            00,00                00

PUR 113728 0       5.787,00             00,00             00,00            00,00                00

                  ---------         ---------         ---------        ---------         ---------
                  28.287,00         22,500,00         22.500,00        22.500,00                00
                  =========         =========         =========        =========         =========

Crediteur        : 001309                           POSTBUS 235             Betalingscondities :  3
                   Ned spec drukkerij b v                                   Payment 60 days nett
                                                    DELFT
Groep            :  1                                                       Land               : NL
                   Crediteuren Derden NL                                    NEDERLAND

PUR 113302 0          00,00            462,66             00,00            00,00                00

PUR 113760 0         793,13             00,00             00,00            0O,00                00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

--------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /-
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
--------------------------------------------------------------------------------------------------------------------
Crediteur        : 001309                                        POSTBUS 225           Betalingscondities :  3
                   Ned spec drukkerij b v                                              Payment 60 days nett
                                                                 DELFT
Groep            :  1                                                                  Land               : NL
                   Crediteuren Derden NL                                               NEDERLAND

                                                             ---------                    ---------       ---------
                 Totaal crediteur        001309 in EV         1.255,79                        00,00        1.255,79
                                                             =========                    =========       =========

Crediteur        : 001384                                        Postbus 152           Betalingscondities : 30
                   Haaren van J  B V                                                   Payment 30 days nett
                                                                 Delft
Groep            :  1                                                                  Land               : NL
                   Crediteuren Derden NL                                               NEDERLAND

PUR 113828 0                    31-12-2000   30-01-2001          94,71                                        94,71
                                                                 94,71 NLG                                    94,71
                                                             ---------                    ---------       ---------
                 Totaal crediteur        001384 in EV            94,71                        00,00           94,71
                                                             =========                    =========       =========

Crediteur        : 001570                                        Postbus 1008          Betalingscondities :  3
                   Romijn IJzerwaren & Gereedsch  B V                                  Payment 60 days nett
                   Provak                                        2600 BA DELFT
Groep            :  1                                                                  Land               : NL
                   Crediteuren Derden NL                                               NEDERLAND

PUR 113591 0                    23-11-2000   22-01-2001         680,78                                       680,78
                                                                680,78 NLG                                   680,78
PUR 113756 0                    30-11-2000   29-01-2001         172,08                                       172,08
                                                                172,08 NLG                                   680,78
PUR 113757 0                    11-12-2000   09-02-2001          60,23                                        60,23
                                                                 60,23 NLG                                    60,23
                                                             ---------                    ---------       ---------
                 Totaal crediteur        001570 in EV           913,09                        00,00          913,09
                                                             =========                    =========       =========

Crediteur        : 001627                                        Postbus 652           Betalingscondities :  3
                   Getronics Industrial Automation                                     Payment 60 days nett
                                                                 1000 AR AMSTERDAM
Groep            :  1                                                                  Land               : NL
                   Crediteuren Derden NL                                               NEDERLAND

PUR 113529 0                    27-11-2000   26-01-2001       1,203,34                                     1,203,34
                                                              1,203,34 NLG                                 1,203,34
PUR 113732 0                    11-12-2000   09-02-2001         981,49                                       981,49
                                                                981,49 NLG                                   981,49

--------------------------------------------------------------------------------------------------
Factuur        ----------------------------------------Open bedrag in EV Tussen-------------------
                  1                 2                 3                 4               6
--------------------------------------------------------------------------------------------------
Crediteur        : 001309                               POSTBUS 235     Betalingscondities :  3
                   Ned spec drukkerij b v                               Payment 60 days nett
                                                        DELFT
Groep            :  1                                                   Land               : NL
                   Crediteuren Derden NL                                NEDERLAND

                  ---------         ---------         ---------        ---------       ---------
                     79,313            462,66             00,00            00,00              00
                  =========         =========         =========        =========       =========

Crediteur        : 001384                         Postbus 152           Betalingscondities : 30
                   Haaren van J  B V                                    Payment 30 days nett
                                                  Delft
Groep            :  1                                                   Land               : NL
                   Crediteuren Derden NL                                NEDERLAND

PUR 113828 0          94,71             00,00             00,00            00,00              00

                  ---------         ---------         ---------        ---------       ---------
                      94,71             00,00             00,00            00,00              00
                  =========         =========         =========        =========       =========

Crediteur        : 001570                               Postbus 1008    Betalingscondities :  3
                   Romijn IJzerwaren & Gereedsch  B V                   Payment 60 days nett
                                                        2600 BA DELFT
Groep            :  1                                                   Land               : NL
                   Crediteuren Derden NL                                NEDERLAND

PUR 113591 0          00,00            680,78             00,00            00,00              00

PUR 113756 0          00,00            172,08             00,00            00,00              00

PUR 113757 0          60,23             00,00             00,00            00,00              00

                  ---------         ---------         ---------        ---------       ---------
                      60,23            852,86             00,00            00,00              00
                  =========         =========         =========        =========       =========

Crediteur        : 001627                               Postbus 652     Betalingscondities :  3
                   Getronics Industrial Automation                      Payment 60 days nett
                                                        1000 AR AMSTERDAM
Groep            :  1                                                   Land               : NL
                   Crediteuren Derden NL                                NEDERLAND

PUR 113529 0          00,00          1.203,34             00,00            00,00              00

PUR 113732 0         981,49             00,00             00,00            00,00              00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 001627                                        Postbus 652               Betalingscondities :  3
                    Getronics Industrial Automation                                         Payment 60 days nett
                                                                  1000 AR AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113826 0                    28-12-2000   26-02-2001            902,49                                    902,49
                                                                   902,49 NLG                                902,49
                                                                ---------             ---------           ---------
                  Totaal crediteur       001627 in EV            3.087,32                 00,00            3.087,32
                                                                =========             =========           =========

Crediteur         : 001651                                        POSTBUS 16068             Betalingscondities :  3
                    Siemens Nederland NV                                                    Payment 60 days nett
                                                                  DEN HAAG
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113585 0                    27-11-2000   26-01-2001          1.598,00                                  1.598,00
                                                                 1.598,00 NLG                              1.598,00
                                                                ---------             ---------           ---------
                  Totaal crediteur       001651 in EV            1.598,00                 00,00            1.598,00
                                                                =========             =========           =========

Crediteur         : 001805                                        Postbus 280               Betalingscondities :  3
                    Eriks B V                                                               Payment 60 days nett
                                                                  Alkmaar
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113255 0                    30-10-2000   29-12-2000            334,29                                    334,29
                                                                   334,29 NLG                                334,29
PUR 113525 0                    24-11-2000   23-10-2001             77,43                                     77,43
                                                                    77,43 NLG                                 77,43
PUR 113644 0                    01-12-2000   30-01-2001            518,18                                    518,18
                                                                   518,18 NLG                                518,18
                                                                ---------             ---------           ---------
                  Totaal crediteur       001627 in EV              929,90                 00,00              929,90
                                                                =========             =========           =========

Crediteur         : 003247                                        Krombaak 3 (de Wijsterd)  Betalingscondities :  3
                    Freeway Lighting B V                                                    Payment 60 days nett
                                                                  4906 CR OOSTERHOUT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113247 0                    27-10-2000   26-12-2000            188,00                                    188,00
                                                                   188,00 NLG                                188,00

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 001627                                        Postbus 652               Betalingscondities :  3
                    Getronics Industrial Automation                                         Payment 60 days nett
                                                                  1000 AR AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113826 0    902,49                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
              1.883,98                 1.203,34                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 001651                                        POSTBUS 16068             Betalingscondities :  3
                    Siemens Nederland NV                                                    Payment 60 days nett
                                                                  DEN HAAG
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113585 0     00,00                 1.598,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                 1.598,00                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 001805                                        Postbus 280               Betalingscondities :  3
                    Eriks B V                                                               Payment 60 days nett
                                                                  Alkmaar
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113255 0     00,00                    00,00                      334,29                    00,00                          00

PUR 113525 0     00,00                    77,43                       00,00                    00,00                          00

PUR 113644 0    518,18                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                518,18                    77,43                      334,29                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 003247                                        Krombaak 3 (de Wijsterd)  Betalingscondities :  3
                    Freeway Lighting B V                                                    Payment 60 days nett
                                                                  4906 CR OOSTERHOUT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113247 0     00,00                    00,00                      188,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 003247                                        Krombaak 3 (de Wijsterd)  Betalingscondities :  3
                    Freeway Lighting B V                                                    Payment 60 days nett
                                                                  4906 CR OOSTERHOUT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113426 0                    16-11-2000   15-01-2001            267,63                                    267,63
                                                                   267,63 NLG                                267,63
PUR 113649 0                    08-12-2000   06-02-2001            236,82                                    236,82
                                                                   236,82 NLG                                236,82
                                                                ---------             ---------           ---------
                  Totaal crediteur       003247 in EV              692,45                 00,00              692,45
                                                                =========             =========           =========

Crediteur         : 003417                                        Postbus 900               Betalingscondities :  3
                    Technische Unie B V                                                     Payment 60 days nett
                                                                  AMSTELVEEN
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113426 0                    27-10-2000   26-12-2000            100,43                                    100,43
                                                                   100,43 NLG                                100,43
PUR 113500 0                    21-11-2000   20-01-2001            153,60                                    153,60
                                                                   153,60 NLG                                153,60
PUR 113501 0                    22-11-2000   21-01-2001            312,73                                    312,73
                                                                   312,73 NLG                                312,73
                                                                ---------             ---------           ---------
                  Totaal crediteur       003417 in EV              566,76                 00,00              566,76
                                                                =========             =========           =========

Crediteur         : 003530                                        Graafstroomstraat 79      Betalingscondities :  3
                    Schagen van b v                                                         Payment 60 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113223 0                    27-10-2000   26-12-2000          1.028,13                                  1.028,13
                                                                 1.028,13 NLG                              1.028,13

PUR 113672 0                    01-12-2000   30-01-2001          2.071,53                                  2.071,53
                                                                 2.071,53 NLG                              2.071,53
                                                                ---------             ---------           ---------
                  Totaal crediteur       003530 in EV            3.099,66                 00,00            3.099,66
                                                                =========             =========           =========

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 003247                                        Krombaak 3 (de Wijsterd)  Betalingscondities :  3
                    Freeway Lighting B V                                                    Payment 60 days nett
                                                                  4906 CR OOSTERHOUT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113426 0     00,00                   267,63                       00,00                    00,00                          00

PUR 113649 0    236,82                    00,00                       00,00                    00,00                          00
             ---------                ---------                   ---------                ---------                   ---------
                236,82                   267,63                      188,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 003417                                        Postbus 900               Betalingscondities :  3
                    Technische Unie B V                                                     Payment 60 days nett
                                                                  AMSTELVEEN
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113426 0     00,00                    00,00                      100,43                    00,00                          00

PUR 113500 0     00,00                   153,60                       00,00                    00,00                          00

PUR 113501 0     00,00                   312,73                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                   466,33                      100,43                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 003530                                        Graafstroomstraat 79      Betalingscondities :  3
                    Schagen van b v                                                         Payment 60 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113223 0     00,00                    00,00                    1.028,13                    00,00                          00

PUR 113672 0  2.071,53                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
              2.071,53                    00,00                    1.028,13                    00,00                          00
             =========                =========                   =========                =========                   =========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 003786                                        POSTBUS 3068              Betalingscondities :  3
                    ZORGE                                                                   Payment 60 days nett
                                                                  KATWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113686 0                    01-12-2000   30-01-2001            411,84                                    411,84
                                                                   411,84 NLG                                411,84
                                                                ---------             ---------           ---------
                  Totaal crediteur       003786 in EV              411,84                 00,00              411,84
                                                                =========             =========           =========

Crediteur         : 003972                                        Markt 47                  Betalingscondities :  2
                    Drogisterijen De Salamander                                             Payment 60 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113582 0                    23-11-2000   28-12-2001            170,38                                    170,38
                                                                   170,38 NLG                                170,38
                                                                ---------             ---------           ---------
                  Totaal crediteur       003972 in EV              170,38                 00,00              170,38
                                                                =========             =========           =========

Crediteur         : 003999                                        POSTBUS 27                Betalingscondities :  3
                    Brinkman & Germeraad                                                    Payment 60 days nett
                                                                  BELP
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110806 0                    29-03-2000   28-05-2000           -221,93                                   -221,93
                                                                  -221,93 NLG                               -221,93
PUR 110934 0                    11-04-2000   10-06-2000             41,72                                     41,72
                                                                    41,72 NLG                                 41,72
PUR 111464 0                    31-05-2000   30-07-2000            115,02                                    115,02
                                                                   115,02 NLG                                115,02
PUR 113513 0                    24-11-2000   23-01-2001            450,07                                    450,07
                                                                   450,07 NLG                                450,07
                                                                ---------             ---------           ---------
                  Totaal crediteur       003999 in EV              384,88                 00,00              384,88
                                                                =========             =========           =========

Crediteur         : 004847                                        Postbus 441               Betalingscondities :  3
                    Viba N V                                                                Payment 60 days nett
                                                                  Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 003786                                        POSTBUS 3068              Betalingscondities :  3
                    ZORGE                                                                   Payment 60 days nett
                                                                  KATWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113686 0    411,84                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                411,84                    00,00                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 003972                                        Markt 47                  Betalingscondities :  2
                    Drogisterijen De Salamander                                             Payment 60 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113582 0     00,00                   170,38                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                   170,38                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 003999                                        POSTBUS 27                Betalingscondities :  3
                    Brinkman & Germeraad                                                    Payment 60 days nett
                                                                  VELP
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110806 0     00,00                    00,00                       00,00                    00,00                        -221

PUR 110934 0     00,00                    00,00                       00,00                    00,00                          41

PUR 111464 0     00,00                    00,00                       00,00                    00,00                         115

PUR 113513 0     00,00                   450,07                       00,00                    00,00                          00
             ---------                ---------                   ---------                ---------                   ---------
                 00,00                   450,07                       00,00                    00,00                         -65
             =========                =========                   =========                =========                   =========

Crediteur         : 004847                                        Postbus 441               Betalingscondities :  3
                    Viba N V                                                                Payment 60 days nett
                                                                  Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 004847                                        Postbus 441               Betalingscondities :  3
                    Viba N V                                                                Payment 60 days nett
                                                                  Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113590 0                    27-11-2000   26-01-2001            124,41                                    124,41
                                                                   124,41 NLG                                124,41
                                                                ---------             ---------           ---------
                  Totaal crediteur       004847 in EV              124,41                 00,00              124,41
                                                                =========             =========           =========

Crediteur         : 005606                                        Postbus 7920              Betalingscondities :  3
                    Nijkerk Electronics B.V.                                                Payment 60 days nett
                                                                  Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113567 0                    23-11-2000   22-01-2001          4.032,56                                  4.032,56
                                                                 4.032,56 NLG                              4.032,56
PUR 113568 0                    30-11-2000   29-01-2001          4.032,56                                  4.032,56
                                                                 4.032,56 NLG                              4.032,56
                                                                ---------             ---------           ---------
                  Totaal crediteur       005606 in EV            8.065,12                 00,00            8.065,12
                                                                =========             =========           =========

Crediteur         : 006092                                        POSTBUS 37100             Betalingscondities :  3
                    ISOLECTRA B V HANDELMIJ                                                 Payment 60 days nett
                                                                  ROTTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113381 0                    08-11-2000   07-01-2001            352,51                                    352,51
                                                                   352,51 NLG                                352,51
PUR 113652 0                    01-12-2000   30-01-2001            300,81                                    300,81
                                                                   300,81 NLG                                300,81
PUR 113653 0                    01-12-2000   30-01-2001            338,12                                    338,12
                                                                   338,12 NLG                                338,12
                                                                ---------             ---------           ---------
                  Totaal crediteur       003999 in EV              991,44                 00,00              991,44
                                                                =========             =========           =========

Crediteur         : 007507                                        Postbus 8090              Betalingscondities :  3
                    Permacol B V                                                            Payment 60 days nett
                                                                  Ede
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 004847                                        Postbus 441               Betalingscondities :  3
                    Viba N V                                                                Payment 60 days nett
                                                                  Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113590 0     00,00                   124,41                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                   124,41                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 005606                                        Postbus 7920              Betalingscondities :  3
                    Nijkerk Electronics B.V.                                                Payment 60 days nett
                                                                  Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113567 0     00,00                 4.032,56                       00,00                    00,00                          00

PUR 113568 0     00,00                 4.032,56                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                 8.065,12                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 006092                                        POSTBUS 37100             Betalingscondities :  3
                    ISOLECTRA B V HANDELMIJ                                                 Payment 60 days nett
                                                                  ROTTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113381 0     00,00                   352,51                       00,00                    00,00                          00

PUR 113652 0    300,81                    00,00                       00,00                    00,00                          00

PUR 113653 0    338,12                    00,00                       00,00                    00,00                          00
             ---------                ---------                   ---------                ---------                   ---------
                638,93                   352,51                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 007507                                        Postbus 8090              Betalingscondities :  3
                    Permacol B V                                                            Payment 60 days nett
                                                                  Ede
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 007507                                        Postbus 8090              Betalingscondities :  3
                    Permacol B V                                                            Payment 60 days nett
                                                                  Ede
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113753 0                    12-12-2000   10-02-2001            756,70                                    756,70
                                                                   756,70 NLG                                756,70
                                                                ---------             ---------           ---------
                  Totaal crediteur       007250 in EV              756,70                 00,00              756,70
                                                                =========             =========           =========

Crediteur         : 007765                                        POSTBUS 1830              Betalingscondities :  3
                    Jobarco b v                                                             Payment 60 days nett
                                                                  ZOETERMEER
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR  93977 0                    10-01-1997   11-03-1997            422,53                                    422,53
                                                                   422,53 NLG                                422,53
               ABN   411999 7   09-03-1999                                                00,00
                                                                                          00,00 NLG
               ABN  1631999 3   07-10-1999                                                00,00
                                                                                          00,00 NLG
               ABN  1922000 #   03-11-2000                                              -422,53
                                                                                        -422,53 NLG
               ABN  2031999 4   10-12-1999                                                00,00
                                                                                          00,00 NLG
               ABN  2032000 5   21-11-2000                                               422,53
                                                                                         422,53 NLG
               ABN  4419998 3   03-09-1999                                                00,00
                                                                                          00,00 NLG
               MDC 99000098 3   14-09-2000                                               422,53
                                                                                         422,53 NLG
               MDC 99000109 1   24-10-2000                                              -422,53
                                                                                        -422,53 NLG
PUR 113218 0                    27-10-2000   26-12-2000            186,00                                    186,00
                                                                   186,00 NLG                                186,00
                                                                ---------             ---------           ---------
                  Totaal crediteur       007765 in EV              608,53                 00,00              608,53
                                                                =========             =========           =========

Crediteur         : 007846                                        POSTBUS 800               Betalingscondities :  3
                    BELPA Transformatorenfabriek B V                                        Payment 60 days nett
                                                                  HARDERWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113290 0                    02-11-2000   01-01-2001          1.466,75                                  1.466,75
                                                                 1.466,75 NLG                              1.466,75

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 007507                                        Postbus 8090              Betalingscondities :  3
                    Permacol B V                                                            Payment 60 days nett
                                                                  Ede
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113753 0    756,70                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                756,70                    00,00                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 007765                                        POSTBUS 1830              Betalingscondities :  3
                    Jobarco b v                                                             Payment 60 days nett
                                                                  ZOETERMEER
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR  93977 0     00,00                    00,00                       00,00                    00,00                         422

















PUR 113218 0     00,00                    00,00                      186,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                    00,00                      186,00                    00,00                         422
             =========                =========                   =========                =========                   =========

Crediteur         : 007846                                        POSTBUS 800               Betalingscondities :  3
                    BELPA Transformatorenfabriek B V                                        Payment 60 days nett
                                                                  HARDERWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113290 0     00,00                 1.466,75                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 007846                                        POSTBUS 800               Betalingscondities :  3
                    BELPA Transformatorenfabriek B V                                        Payment 60 days nett
                                                                  HARDERWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                                ---------             ---------           ---------
                  Totaal crediteur       007846 in EV            1.466.75                 00,00            1.466.75
                                                                =========             =========           =========

Crediteur         : 009539                                        POSTBUS 1043              Betalingscondities :  1
                    DHL INTERNATIONAL B V                                                   Payment 15 days nett
                                                                  Maastricht
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110012 0                    11-01-2000   26-01-2000            838,88                                    838,88
                                                                   838,88 NLG                                838,88
PUR 110370 0                    18-02-2000   04-03-2000           -212,75                                   -212,75
                                                                  -212,75 NLG                               -212,75
PUR 110371 0                    18-02-2000   04-03-2000         -3.010,80                                 -3.010,80
                                                                -3.010,80 NLG                             -3.010,80
PUR 113642 0                    30-11-2000   15-12-2000          3.575,91                                  3.575,91
                                                                 3.575,91 NLG                              3.575,91
PUR 113824 0                    21-12-2000   05-01-2001            128,10                                    128,10
                                                                   128,10 NLG                                128,10
PUR 113856 0                    29-12-2000   13-01-2001            960,39                                    960,39
                                                                   960,39 NLG                                960,39
PUR 902332 0                    31-10-1999   15-11-1999          2.269,75                                  2.269,75
                                                                 2.269,75 NLG                              2.269,75
PUR 902333 0                    31-10-1999   15-11-1999          1.580,03                                  1.580,03
                                                                 1.580,03 NLG                              1.580,03
PUR 902407 0                    10-11-1999   25-11-1999            273,04                                    273,04
                                                                   273,04 NLG                                273,04
PUR 902613 0                    30-11-1999   15-12-1999            812,57                                    812,57
                                                                   812,57 NLG                                812,57
PUR 902802 0                    29-12-1999   13-01-2000          2.036,52                                  2.036,52
                                                                 2.036,52 NLG                              2.036,52
                                                                ---------             ---------           ---------
                  Totaal crediteur       009539 in EV            9.251,64                 00,00            9.251,64
                                                                =========             =========           =========

Crediteur         : 011061                                        Nieuwe Bredasebaan 26     Betalingscondities :  3
                    Holland Packing B V                                                     Payment 60 days nett
                                                                  Breda
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113377 0                    13-11-2000   12-01-2001          1.004,63                                  1.004,63
                                                                 1.004,63 NLG                              1.004,63

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 007846                                        POSTBUS 800               Betalingscondities :  3
                    BELPA Transformatorenfabriek B V                                        Payment 60 days nett
                                                                  HARDERWIJK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                 1.466,75                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 009539                                        POSTBUS 1043              Betalingscondities :  1
                    DHL INTERNATIONAL B V                                                   Payment 15 days nett
                                                                  Maastricht
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110012 0     00,00                    00,00                       00,00                    00,00                         838

PUR 110370 0     00,00                    00,00                       00,00                    00,00                        -212

PUR 110371 0     00,00                    00,00                       00,00                    00,00                      -3.010

PUR 113642 0     00,00                 3.575,91                       00,00                    00,00                          00

PUR 113824 0    128,10                    00,00                       00,00                    00,00                          00

PUR 113856 0    960,39                    00,00                       00,00                    00,00                          00

PUR 902332 0     00,00                    00,00                       00,00                    00,00                       2.269

PUR 902333 0     00,00                    00,00                       00,00                    00,00                       1.580

PUR 902407 0     00,00                    00,00                       00,00                    00,00                         273

PUR 902613 0     00,00                    00,00                       00,00                    00,00                         812

PUR 902802 0     00,00                    00,00                       00,00                    00,00                       2.036

             ---------                ---------                   ---------                ---------                   ---------
              1.088,49                 3.575,91                       00,00                    00,00                       4.587
             =========                =========                   =========                =========                   =========

Crediteur         : 011061                                        Nieuwe Bredasebaan 26     Betalingscondities :  3
                    Holland Packing B V                                                     Payment 60 days nett
                                                                  Breda
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113377 0     00,00                 1.004,63                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 011061                                        Nieuwe Bredasebaan 26     Betalingscondities :  3
                    Holland Packing B V                                                     Payment 60 days nett
                                                                  Breda
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113531 0                    23-11-2000   22-01-2001          4.190,34                                  4.190,34
                                                                 4.190,34 NLG                              4.190,34
                                                                ---------             ---------           ---------
                  Totaal crediteur       011061 in EV            5.194,97                 00,00            5.194,97
                                                                =========             =========           =========

Crediteur         : 012475                                        POSTBUS 358               Betalingscondities :  1
                    ALCOM ELEKTRONICS B V                                                   Payment 60 days nett
                                                                  CAPELLE A/D IJSSEL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113286 0                    03-11-2000   02-01-2001            474,11                                    474,11
                                                                   474,11 NLG                                474,11
PUR 113408 0                    17-11-2000   16-01-2001            123,38                                    123,38
                                                                   123,38 NLG                                123,38
                                                                ---------             ---------           ---------
                  Totaal crediteur       012475 in EV              597,49                 00,00              597,49
                                                                =========             =========           =========

Crediteur         : 013064                                        UTRECHTSEWEG 310an 26     Betalingscondities :  3
                    NRG Radiation & Envitoment                                              Payment 60 days nett
                                                                  ARNHEM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113838 0                    27-12-2000   25-02-2001          1.281,04                                  1.281,04
                                                                 1.281,04 NLG                              1.281,04
                                                                ---------             ---------           ---------
                  Totaal crediteur       013064 in EV            1.281,04                 00,00            1.281,04
                                                                =========             =========           =========

Crediteur         : 016535                                        POSTBUS 50006             Betalingscondities :  3
                    RADIKOR ELECTRONICS                                                     Payment 60 days nett
                                                                  ALMERE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113667 0                    07-12-2000   05-02-2001          1.848,62                                  1.848,62
                                                                 1.848,62 NLG                              1.848,62

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 011061                                        Nieuwe Bredasebaan 26     Betalingscondities :  3
                    Holland Packing B V                                                     Payment 60 days nett
                                                                  Breda
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113531 0     00,00                 4.190,34                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                 5.194,97                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 012475                                        POSTBUS 358               Betalingscondities :  1
                    ALCOM ELEKTRONICS B V                                                   Payment 60 days nett
                                                                  CAPELLE A/D IJSSEL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113286 0     00,00                   474,11                       00,00                    00,00                          00

PUR 113408 0     00,00                   123,38                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
                 00,00                   597,49                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 013064                                        UTRECHTSEWEG 310an 26     Betalingscondities :  3
                    NRG Radiation & Envitoment                                              Payment 60 days nett
                                                                  ARNHEM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113838 0  1.281,04                    00,00                       00,00                    00,00                          00

             ---------                ---------                   ---------                ---------                   ---------
              1.281,04                    00,00                       00,00                    00,00                          00
             =========                =========                   =========                =========                   =========

Crediteur         : 016535                                        POSTBUS 50006             Betalingscondities :  3
                    RADIKOR ELECTRONICS                                                     Payment 60 days nett
                                                                  ALMERE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113667 0  1.848,62                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 016535                                      POSTBUS 50006               Betalingscondities :  3
                    RADIKOR ELECTRONICS                                                     Payment 60 days nett
                                                                ALMERE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                              -----------           -----------         -----------
                  Totaal crediteur       016535 in EV            1.848,62                 00,00            1.848,62
                                                              ===========           ===========         ===========

Crediteur         : 016748                                      Postbus 7547                Betalingscondities : 30
                    Danzas Intercontinental v/h                                             Payment 30 days nett
                    v/h air expres                              SCHIPHOL-OOST
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113509 0                    26-11-2000   26-12-2001            291,26                                    291,26
                                                                   291,26 NLG                                291,26
PUR 113782 0                    17-12-2000   16-01-2001            193,22                                    193,22
                                                                   193,22 NLG                                193,22
PUR 113783 0                    17-12-2000   16-01-2001            712,66                                    712,66
                                                                   712,66 NLG                                712,66
PUR 113860 0                    31-12-2000   30-01-2001          6.196,36                                  6.196,36
                                                                 6.196,36 NLG                              6.196,36
                                                              -----------           -----------         -----------
                  Totaal crediteur       016748 in EV            7.393,50                 00,00            7.393,50
                                                              ===========           ===========         ===========

Crediteur         : 016802                                      Postbus 50                  Betalingscondities : 30
                    Ina Nederland B V                           Industrieterrein Harselaar  Payment 30 days nett
                                                                3770 AB Barneveld
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113379 0                    08-11-2000   08-12-2000            242,24                                    242,24
                                                                   242,24 NLG                                242,24
PUR 113532 0                    27-11-2000   27-12-2000            351,70                                    351,70
                                                                   351,70 NLG                                351,70
PUR 113650 0                    01-12-2000   31-12-2000          2.307,70                                  2.307,70
                                                                 2.307,70 NLG                              2.307,70
PUR 113651 0                    01-12-2000   31-12-2000          2.307,70                                  2.307,70
                                                                 2.307,70 NLG                              2.307,70
PUR 113733 0                    11-12-2000   10-01-2001          1.001,10                                  1.001,10
                                                                 1.001,10 NLG                              1.001,10
PUR 113734 0                    11-12-2000   10-01-2001            280,53                                    280,53
                                                                   280,53 NLG                                280,53
PUR 113796 0                    18-12-2000   17-01-2001          2.307,70                                  2.307,70
                                                                 2.307,70 NLG                              2.307,70

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 016535                                      POSTBUS 50006               Betalingscondities :  3
                    RADIKOR ELECTRONICS                                                     Payment 60 days nett
                                                                ALMERE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

             ----------              ----------                  ----------               ----------                  ----------
               1.848,62                   00,00                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 016748                                      Postbus 7547                Betalingscondities : 30
                    Danzas Intercontinental v/h                                             Payment 30 days nett
                    v/h air expres                              SCHIPHOL-OOST
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113509 0      00,00                  291,26                       00,00                    00,00                          00

PUR 113782 0     193,22                   00,00                       00,00                    00,00                          00

PUR 113783 0     712,66                   00,00                       00,00                    00,00                          00

PUR 113860 0   6.196,36                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
               7.102,24                  291,26                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 016802                                      Postbus 50                  Betalingscondities : 30
                    Ina Nederland B V                           Industrieterrein Harselaar  Payment 30 days nett
                                                                3770 AB Barneveld
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113379 0      00,00                  242,24                       00,00                    00,00                          00

PUR 113532 0      00,00                  351,70                       00,00                    00,00                          00

PUR 113650 0   2.307,70                   00,00                       00,00                    00,00                          00

PUR 113651 0   2.307,70                   00,00                       00,00                    00,00                          00

PUR 113733 0   1.001,10                   00,00                       00,00                    00,00                          00

PUR 113734 0     280,53                   00,00                       00,00                    00,00                          00

PUR 113796 0   2.307,70                   00,00                       00,00                    00,00                          00


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 016802                                      Postbus 50                  Betalingscondities : 30
                    Ina Nederland B V                           Industrieterrein Harselaar  Payment 30 days nett
                                                                3770 AB Barneveld
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                              -----------           -----------         -----------
                  Totaal crediteur       016802 in EV            8.798,67                 00,00            8.798,67
                                                              ===========           ===========         ===========

Crediteur         : 017167                                      POSTBUS 31                  Betalingscondities :  3
                    Besto verpakkingsind b v                                                Payment 60 days nett
                                                                ZWARTSLUIS
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113220 0                    27-10-2000   26-12-2001          1.163,25                                  1.163,25
                                                                 1.163,25 NLG                              1.163,25
                                                              -----------           -----------         -----------
                  Totaal crediteur       017167 in EV            1.163,25                 00,00            1.163,25
                                                              ===========           ===========         ===========

Crediteur         : 018201                                      Postbus 99                  Betalingscondities :  3
                    Varilec BV                                                              Payment 60 days nett
                                                                Malden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113589 0                    28-11-2000   27-01-2001            161,56                                    161,56
                                                                   161,56 NLG                                161,56
                                                              -----------           -----------         -----------
                  Totaal crediteur       018201 in EV              161,56                 00,00              161,56
                                                              ===========           ===========         ===========

Crediteur         : 018295                                      POSTBUS 7319                Betalingscondities :  1
                    AMERICAN EXPRESS                                                        Payment 15 days nett
                                                                AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113814 0                    28-12-2000   12-01-2001          7.283,67                                  7.283,67
                                                                 7.283,67 NLG                              7.283,67
                                                              -----------           -----------         -----------
                  Totaal crediteur       018295 in EV            7.283,67                 00,00            7.283,67
                                                              ===========           ===========         ===========

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 016802                                      Postbus 50                  Betalingscondities : 30
                    Ina Nederland B V                           Industrieterrein Harselaar  Payment 30 days nett
                                                                3770 AB Barneveld
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

             ----------              ----------                  ----------               ----------                  ----------
               8.204,73                  593,94                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 017167                                      POSTBUS 31                  Betalingscondities :  3
                    Besto verpakkingsind b v                                                Payment 60 days nett
                                                                ZWARTSLUIS
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113220 0      00,00                   00,00                    1.163,25                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                   00,00                    1.163,25                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 018201                                      Postbus 99                  Betalingscondities :  3
                    Varilec BV                                                              Payment 60 days nett
                                                                Malden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113589 0      00,00                  161,56                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                  161,56                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 018295                                      POSTBUS 7319                Betalingscondities :  1
                    AMERICAN EXPRESS                                                        Payment 15 days nett
                                                                AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113814 0   7.283,67                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
               7.283,67                   00,00                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 019305                                      Postbus 476                 Betalingscondities :  3
                    SPOERLE ELECTRONIC                                                      Payment 60 days nett
                                                                Houten
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113278 0                    28-10-2000   27-12-2000            157,04                                    157,04
                                                                   157,04 NLG                                157,04
PUR 113279 0                    28-10-2000   27-12-2000            405,90                                    405,90
                                                                   405,90 NLG                                405,90
PUR 113280 0                    28-10-2000   27-12-2000            132,63                                    132,63
                                                                   132,63 NLG                                132,63
PUR 113314 0                    31-10-2000   30-12-2000            444,15                                    444,15
                                                                   444,15 NLG                                444,15
PUR 113586 0                    25-11-2000   24-01-2001            394,04                                    394,04
                                                                   394,04 NLG                                394,04
PUR 113587 0                    25-11-2000   24-01-2001            173,14                                    173,14
                                                                   173,14 NLG                                173,14
PUR 113809 0                    16-12-2000   14-02-2001            214,26                                    214,26
                                                                   214,26 NLG                                214,26
PUR 113847 0                    22-12-2000   20-02-2001            156,16                                    156,16
                                                                   156,16 NLG                                156,16
                                                              -----------           -----------         -----------
                  Totaal crediteur       019305 in EV            2.077,32                 00,00            2.077,32
                                                              ===========           ===========         ===========

Crediteur         : 019313                                      Postbus 1337                Betalingscondities :  2
                    Dammers & Hudig Travel B V                                              Payment 35 days nett
                                                                Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113517 0                    22-11-2000   27-12-2000          1.201,86                                  1.201,86
                                                                 1.201,86 NLG                              1.201,86
PUR 113518 0                    24-11-2000   29-12-2000            402,05                                    402,05
                                                                   402,05 NLG                                402,05
PUR 113519 0                    27-11-2000   01-01-2001          1.527,98                                  1.527,98
                                                                 1.527,98 NLG                              1.527,98
PUR 113725 0                    05-12-2000   09-01-2001          2.652,11                                  2.652,11
                                                                 2.652,11 NLG                              2.652,11
PUR 113726 0                    08-12-2000   12-01-2001          2.163,49                                  2.163,49
                                                                 2.163,49 NLG                              2.163,49
PUR 113727 0                    15-12-2000   19-01-2001          1.266,12                                  1.266,12
                                                                 1.266,12 NLG                              1.266,12
PUR 113815 0                    30-11-2000   04-01-2001          1.081,27                                  1.081,27
                                                                 1.081,27 NLG                              1.081,27
PUR 113816 0                    30-11-2000   04-01-2001          1.051,68                                  1.051,68
                                                                 1.051,68 NLG                              1.051,68
PUR 113817 0                    30-11-2000   04-01-2001          1.357,89                                  1.357,89
                                                                 1.357,89 NLG                              1.357,89

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 019305                                      Postbus 476                 Betalingscondities :  3
                    SPOERLE ELECTRONIC                                                      Payment 60 days nett
                                                                Houten
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113278 0      00,00                   00,00                      157,04                    00,00                          00

PUR 113279 0      00,00                   00,00                      405,90                    00,00                          00

PUR 113280 0      00,00                   00,00                      132,63                    00,00                          00

PUR 113314 0      00,00                   00,00                      444,15                    00,00                          00

PUR 113586 0      00,00                  394,04                       00,00                    00,00                          00

PUR 113587 0      00,00                  173,14                       00,00                    00,00                          00

PUR 113809 0     214,26                   00,00                       00,00                    00,00                          00

PUR 113847 0     156,16                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                 370,42                  576,18                    1.139,72                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 019313                                      Postbus 1337                Betalingscondities :  2
                    Dammers & Hudig Travel B V                                              Payment 35 days nett
                                                                Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113517 0      00,00                1.201,86                       00,00                    00,00                          00

PUR 113518 0      00,00                  402,05                       00,00                    00,00                          00

PUR 113519 0      00,00                1.527,98                       00,00                    00,00                          00

PUR 113725 0   2.652,11                   00,00                       00,00                    00,00                          00

PUR 113726 0   2.163,49                   00,00                       00,00                    00,00                          00

PUR 113727 0   1.266,12                   00,00                       00,00                    00,00                          00

PUR 113815 0      00,00                1.081,27                       00,00                    00,00                          00

PUR 113816 0      00,00                1.051,68                       00,00                    00,00                          00

PUR 113817 0      00,00                1.357,89                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 019313                                      Postbus 1337                Betalingscondities :  2
                    Dammers & Hudig Travel B V                                              Payment 35 days nett
                                                                Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113818 0                    30-11-2000   04-01-2001            489,00                                    489,00
                                                                   489,00 NLG                                489,00
PUR 113819 0                    30-11-2000   04-01-2001            468,29                                    468,29
                                                                   468,29 NLG                                468,29
PUR 113820 0                    30-11-2000   04-01-2001            516,00                                    516,00
                                                                   516,00 NLG                                516,00
PUR 113821 0                    30-11-2000   04-01-2001            514,00                                    514,00
                                                                   514,00 NLG                                514,00
PUR 113822 0                    30-11-2000   04-01-2001            343,00                                    343,00
                                                                   343,00 NLG                                343,00
PUR 113823 0                    30-11-2000   04-01-2001            281,00                                    281,00
                                                                   281,00 NLG                                281,00
                                                              -----------           -----------         -----------
                  Totaal crediteur       019313 in EV           15.315,74                 00,00           15.315,74
                                                              ===========           ===========         ===========

Crediteur         : 019445                                      POSTBUS 4                   Betalingscondities :  3
                    AVT Industrial Components bv                                            Payment 60 days nett
                                                                DEURNE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113231 0                    27-10-2000   26-12-2000             63,22                                     63,22
                                                                    63,22 NLG                                 63,22
                                                              -----------           -----------         -----------
                  Totaal crediteur       019445 in EV               63,22                 00,00               63,22
                                                              ===========           ===========         ===========

Crediteur         : 019542                                      Postbus 1                   Betalingscondities :  3
                    Vink Kunststoffen B V                                                   Payment 60 days nett
                                                                DIDAME
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113318 0                    03-11-2000   02-01-2001            178,23                                    178,23
                                                                   178,23 NLG                                178,23
                                                              -----------           -----------         -----------
                  Totaal crediteur       019542 in EV              178,23                 00,00              178,23
                                                              ===========           ===========         ===========

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 019313                                      Postbus 1337                Betalingscondities :  2
                    Dammers & Hudig Travel B V                                              Payment 35 days nett
                                                                Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113818 0      00,00                  489,00                       00,00                    00,00                          00

PUR 113819 0      00,00                  468,29                       00,00                    00,00                          00

PUR 113820 0      00,00                  516,00                       00,00                    00,00                          00

PUR 113821 0      00,00                  514,00                       00,00                    00,00                          00

PUR 113822 0      00,00                  343,00                       00,00                    00,00                          00

PUR 113823 0      00,00                  281,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
               6.081,72                9.234,02                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 019445                                      POSTBUS 4                   Betalingscondities :  3
                    AVT Industrial Components bv                                            Payment 60 days nett
                                                                DEURNE
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113231 0      00,00                   00,00                       63,22                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                   00,00                       63,22                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 019542                                      Postbus 1                   Betalingscondities :  3
                    Vink Kunststoffen B V                                                   Payment 60 days nett
                                                                DIDAME
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113318 0      00,00                  178,23                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                  178,23                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 019755                                      Postbus 16                  Betalingscondities : 30
                    Teesing Installatietechniek BV                                          Payment 30 days nett
                                                                Rijswijk
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113848 0                    21-12-2000   20-01-2001            218,02                                    218,02
                                                                   218,02 NLG                                218,02
                                                              -----------           -----------         -----------
                  Totaal crediteur       019755 in EV              218,02                 00,00              218,02
                                                              ===========           ===========         ===========

Crediteur         : 019909                                      POSTBUS 475                 Betalingscondities :  3
                    Roelofs w j meetinstrumenten b v                                        Payment 60 days nett
                                                                VEENEDAAL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113393 0                    09-11-2000   08-01-2001          2.258,35                                  2.258,35
                                                                 2.258,35 NLG                              2.258,35
                                                              -----------           -----------         -----------
                  Totaal crediteur       019909 in EV            2.258,35                 00,00            2.258,35
                                                              ===========           ===========         ===========

Crediteur         : 020451                                      De Run 4305                 Betalingscondities :  3
                    Pulles en Hanique b v                                                   Payment 60 days nett
                                                                Veldhoven
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113304 0                    06-11-2000   05-01-2001          2.216,05                                  2.216,05
                                                                 2.216,05 NLG                              2.216,05
                                                              -----------           -----------         -----------
                  Totaal crediteur       020451 in EV            2.216,05                 00,00            2.216,05
                                                              ===========           ===========         ===========

Crediteur         : 020494                                      POSTBUS 6824                Betalingscondities : 45
                    SEI Benelux B.V.                                                        Payment 45 days nett
                    avnet                                       BREDA
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113399 0                    09-11-2000   24-12-2000            687,38                                    687,38
                                                                   687,38 NLG                                687,38
PUR 113498 0                    20-11-2000   04-01-2001            245,11                                    245,11
                                                                   245,11 NLG                                245,11
PUR 113584 0                    29-11-2000   13-01-2001            415,26                                    415,26
                                                                   415,26 NLG                                415,26

--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 019755                                      Postbus 16                  Betalingscondities : 30
                    Teesing Installatietechniek BV                                          Payment 30 days nett
                                                                Rijswijk
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113848 0     218,02                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                 218,02                   00,00                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 019909                                      POSTBUS 475                 Betalingscondities :  3
                    Roelofs w j meetinstrumenten b v                                        Payment 60 days nett
                                                                VEENEDAAL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113393 0      00,00                2.258,35                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                2.258,35                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 020451                                      De Run 4305                 Betalingscondities :  3
                    Pulles en Hanique b v                                                   Payment 60 days nett
                                                                Veldhoven
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113304 0      00,00                2.216,05                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
                  00,00                2.216,05                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 020494                                      POSTBUS 6824                Betalingscondities : 45
                    SEI Benelux B.V.                                                        Payment 45 days nett
                    avnet                                       BREDA
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113399 0      00,00                  687,38                       00,00                    00,00                          00

PUR 113498 0      00,00                  245,11                       00,00                    00,00                          00

PUR 113584 0      00,00                  415,26                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 020494                                      POSTBUS 6824                Betalingscondities : 45
                    SEI Benelux B.V.                                                        Payment 45 days nett
                    avnet                                       BREDA
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113679 0                    04-12-2000   18-01-2001            159,10                                    159,10
                                                                   159,10 NLG                                159,10
PUR 113680 0                    04-12-2000   18-01-2001            264,70                                    264,70
                                                                   264,70 NLG                                264,70
PUR 113681 0                    08-12-2000   22-01-2001            578,10                                    578,10
                                                                   578,10 NLG                                578,10
PUR 113682 0                    08-12-2000   22-01-2001             32,43                                     32,43
                                                                    32,43 NLG                                 32,43
PUR 113806 0                    18-12-2000   01-02-2001          1.692,00                                  1.692,00
                                                                 1.692,00 NLG                              1.692,00
PUR 113807 0                    18-12-2000   01-02-2001            843,18                                    843,18
                                                                   843,18 NLG                                843,18
PUR 113808 0                    18-12-2000   01-02-2001            288,57                                    288,57
                                                                   288,57 NLG                                288,57
PUR 113845 0                    22-12-2000   05-02-2001            126,66                                    126,66
                                                                   126,66 NLG                                126,66
PUR 113846 0                    22-12-2000   05-02-2001            -32,43                                    -32,43
                                                                   -32,43 NLG                                -32,43
                                                              -----------           -----------         -----------
                  Totaal crediteur       020494 in EV            5.300,06                 00,00            5.300,06
                                                              ===========           ===========         ===========

Crediteur         : 020591                                      Postbus 233                 Betalingscondities : 30
                    Radiometer Nederland B V                                                Payment 30 days nett
                                                                Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113840 0                    20-12-2000   04-01-2001          1.529,26                                  1.529,26
                                                                 1.529,26 NLG                              1.529,26
                                                              -----------           -----------         -----------
                  Totaal crediteur       020591 in EV            1.529,26                 00,00            1.529,26
                                                              ===========           ===========         ===========

Crediteur         : 021733                                      Beatrix de Rijkweg 8        Betalingscondities :  2
                    ACAL NEDERLAND BV                                                       Payment 35 days nett
                                                                EINDHOVEN
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113507 0                    24-11-2000   29-12-2000            721,33                                    681,08
                                                                274.95    USD                             274.95
               INC 21000001 0   31-12-2000                                                40,25
                                                                                          00.00 USD
--------------------------------------------------------------------------------------------------------------------------------
Factuur      ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                  1                        2                           3                       4                          6
--------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 020494                                      POSTBUS 6824                Betalingscondities : 45
                    SEI Benelux B.V.                                                        Payment 45 days nett
                    avnet                                       BREDA
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113679 0     159,10                   00,00                       00,00                    00,00                          00

PUR 113680 0     264,70                   00,00                       00,00                    00,00                          00

PUR 113681 0     578,10                   00,00                       00,00                    00,00                          00

PUR 113682 0      32,43                   00,00                       00,00                    00,00                          00

PUR 113806 0   1.692,00                   00,00                       00,00                    00,00                          00

PUR 113807 0     843,18                   00,00                       00,00                    00,00                          00

PUR 113808 0     288,57                   00,00                       00,00                    00,00                          00

PUR 113845 0     126,66                   00,00                       00,00                    00,00                          00

PUR 113846 0     -32,43                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
               3.952,31                1.347,75                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 020591                                      Postbus 233                 Betalingscondities : 30
                    Radiometer Nederland B V                                                Payment 30 days nett
                                                                Zoetermeer
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113840 0   1.529,26                   00,00                       00,00                    00,00                          00

             ----------              ----------                  ----------               ----------                  ----------
               1.529,26                   00,00                       00,00                    00,00                          00
             ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 021733                                      Beatrix de Rijkweg 8        Betalingscondities :  2
                    ACAL NEDERLAND BV                                                       Payment 35 days nett
                                                                EINDHOVEN
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113507 0      00,00                  681,08                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document         Fact.datum/  Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg    Betaaldatum               Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 021733                                      Beatrix de Rijkweg 8        Betalingscondities :  2
                    ACAL NEDERLAND B V                                                      Payment 35 days nett
                                                                EINDHOVEN
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113508 0                    30-11-2000   04-01-2001            388,26                                    378,38
                                                                152.75    USD                             152.75
               INC 21000001 0   31-12-2000                                                09,88
                                                                                       00.00    USD
PUR 113632 0                    09-12-2000   09-01-2001          1.418,65                                  1.382,54
                                                                558.13    USD                             558.13
               INC 21000001 0   31-12-2000                                                36,11
                                                                                       00.00    USD
PUR 113633 0                    06-12-2000   10-01-2001            197,37                                    192,35
                                                                 77.65    USD                              77.65
               INC 21000001 0   31-12-2000                                                05,02
                                                                                       00.00    USD
PUR 113634 0                    08-12-2000   12-01-2001          1.797,94                                  1.752,18
                                                                707.35    USD                             707.35
               INC 21000001 0   31-12-2000                                                45,76
                                                                                       00.00    USD
PUR 113635 0                    08-12-2000   12-01-2001          2.780,55                                  2.709,77
                                                               1093.93    USD                            1093.93
               INC 21000001 0   31-12-2000                                                70,78
                                                                                       00.00    USD
PUR 113690 0                    11-09-2000   16-10-2000           -350,15                                -350,15
                                                                  -350,15 NLG                            -350,15
                                                              -----------           -----------         -----------
                  Totaal crediteur       021733 in EV            6.953,95                207,80            6.746,15
                                                              ===========           ===========         ===========

Crediteur         : 022322                                      POSTBUS 718                 Betalingscondities : 30
                    Schenker -BTL                                                           Payment 30 days nett
                                                                TILBURG
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113673 0                    02-12-2000   01-01-2001          1.802,66                                  1.802,66
                                                                818,01    EUR                             818,01
PUR 113674 0                    04-12-2000   03-01-2001            374,26                                    374,26
                                                                169,83    EUR                             169,83
PUR 113675 0                    04-12-2000   03-01-2001            628,04                                    628,04
                                                                284,99    EUR                             284,99
PUR 113676 0                    05-12-2000   04-01-2001            844,86                                    844,86
                                                                383,38    EUR                             383,38
PUR 113677 0                    07-12-2000   06-01-2001            484,90                                    484,90
                                                                220,04    EUR                             220,04
PUR 113678 0                    07-12-2000   06-01-2001            688,77                                    688,77
                                                                312,55    EUR                             312,55

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                   1                        2                           3                        4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 021733                                      Beatrix de Rijkweg 8        Betalingscondities :  2
                    ACAL NEDERLAND B V                                                      Payment 35 days nett
                                                                EINDHOVEN
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113508 0        00,00                  370,38                       00,00                    00,00                          00



PUR 113632 0     1.382,54                   00,00                       00,00                    00,00                          00



PUR 113633 0       192,35                   00,00                       00,00                    00,00                          00



PUR 113634 0     1.752,18                   00,00                       00,00                    00,00                          00



PUR 113635 0     2.709,77                   00,00                       00,00                    00,00                          00



PUR 113690 0        00,00                   00,00                       00,00                  -350,15                          00

               ----------              ----------                  ----------               ----------                  ----------
                 6.036,84                1.059,46                       00,00                  -350,15                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 022322                                      POSTBUS 718                 Betalingscondities : 30
                    Schenker -BTL                                                           Payment 30 days nett
                                                                TILBURG
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113673 0     1.802,66                   00,00                       00,00                    00,00                          00

PUR 113674 0       374,26                   00,00                       00,00                    00,00                          00

PUR 113675 0       628,04                   00,00                       00,00                    00,00                          00

PUR 113676 0       844,86                   00,00                       00,00                    00,00                          00

PUR 113677 0       484,90                   00,00                       00,00                    00,00                          00

PUR 113678 0       688,77                   00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document         Fact.datum/  Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg    Betaaldatum               Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 022322                                      POSTBUS 718                 Betalingscondities : 30
                    Schenker -BTL                                                           Payment 30 days nett
                                                                TILBURG
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113759 0                    11-12-2000   10-01-2001          1.719,73                                  1.719,73
                                                                780,38    EUR                             780,38
PUR 113843 0                    21-12-2000   20-01-2001            821,06                                    821,06
                                                                372,58    EUR                             372,58
PUR 113844 0                    22-12-2000   21-01-2001            447,62                                    447,62
                                                                203,12    EUR                             203,12
                                                              -----------           -----------         -----------
                  Totaal crediteur       022322 in EV            7.811,90                 00,00            7.811,90
                                                              ===========           ===========         ===========

Crediteur         : 023280                                      Postbus 99100               Betalingscondities :  3
                    PTT Post Afdeling PDA-betalingen                                        Payment 60 days nett
                                                                Zoetermeer
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113864 0                    31-12-2000   01-03-2001             34,00                                     34,00
                                                                    34,00 NLG                                 34,00
                                                              -----------           -----------         -----------
                  Totaal crediteur       023280 in EV               34,00                 00,00               34,00
                                                              ===========           ===========         ===========

Crediteur         : 023507                                      Postbus 6852                Betalingscondities :  2
                    Telerex Nederland B V                                                   Payment 35 days nett
                                                                4802 HW BREDA
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113588 0                    28-11-2000   02-01-2001          1.595,89                                  1.595,89
                                                                 1.595,89 NLG                              1.595,89
                                                              -----------           -----------         -----------
                  Totaal crediteur       023507 in EV            1.595,89                 00,00            1.595,89
                                                              ===========           ===========         ===========

Crediteur         : 025798                                      POSTBUS 7023                Betalingscondities :  3
                    NIEAF SMITT                                                             Payment 60 days nett
                                                                UTRECHT
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113662 0                    04-12-2000   02-02-2001          1.259,52                                  1.259,52
                                                                 1.259,52 NLG                              1.259,52

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                   1                        2                           3                        4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 022322                                      POSTBUS 718                 Betalingscondities : 30
                    Schenker -BTL                                                           Payment 30 days nett
                                                                TILBURG
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113759 0     1.719,73                   00,00                       00,00                    00,00                          00

PUR 113843 0       821,06                   00,00                       00,00                    00,00                          00

PUR 113844 0       447,62                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                 7.811,90                   00,00                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 023280                                      Postbus 99100               Betalingscondities :  3
                    PTT Post Afdeling PDA-betalingen                                        Payment 60 days nett
                                                                Zoetermeer
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113864 0        34,00                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                    34,00                   00,00                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 023507                                      Postbus 6852                Betalingscondities :  2
                    Telerex Nederland B V                                                   Payment 35 days nett
                                                                4802 HW BREDA
Groep             : 1                                                         Land :                             NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113588 0        00,00                1.595,89                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                    00,00                1.595,89                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 025798                                      POSTBUS 7023                Betalingscondities :  3
                    NIEAF SMITT                                                             Payment 60 days nett
                                                                UTRECHT
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113662 0     1.259,52                   00,00                       00,00                    00,00                          00


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document         Fact.datum/  Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg    Betaaldatum               Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 025798                                      POSTBUS 7023                Betalingscondities :  3
                    NIEAF SMITT                                                             Payment 60 days nett
                                                                UTRECHT
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                              -----------           -----------         -----------
                  Totaal crediteur       025798 in EV            1.259,52                 00,00            1.259,52
                                                              ===========           ===========         ===========

Crediteur         : 027472                                      POSTBUS 1268                Betalingscondities :  3
                    Flexion b v                                                             Payment 60 days nett
                                                                ROERMOND
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113425 0                    21-11-2000   20-01-2001            151,01                                    151,01
                                                                   151,01 NLG                                151,01
                                                              -----------           -----------         -----------
                  Totaal crediteur       027472 in EV              151,01                 00,00              151,01
                                                              ===========           ===========         ===========

Crediteur         : 027995                                      Graafseweg 300              Betalingscondities :  3
                    Fisher Scientific Ned.                                                  Payment 60 days nett
                                                                Den Bosch
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113528 0                    23-11-2000   22-01-2001            293,49                                    293,49
                                                                   293,49 NLG                                293,49
PUR 113647 0                    05-12-2000   03-02-2001            171,33                                    171,33
                                                                   171,33 NLG                                171,33
PUR 113648 0                    08-12-2000   06-02-2001            171,32                                    171,32
                                                                   171,32 NLG                                171,32
                                                              -----------           -----------         -----------
                  Totaal crediteur       027995 in EV              636,14                 00,00              636,14
                                                              ===========           ===========         ===========

Crediteur         : 028479                                      Postbus 395                 Betalingscondities : 30
                    ODLeewarden B.V.                                                        Payment 30 days nett
                                                                Leeuwarden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113802 0                    21-12-2000   20-01-2001          4.545,49                                  4.545,49
                                                                 4.545,49 NLG                              4.545,49

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                   1                        2                           3                        4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 025798                                      POSTBUS 7023                Betalingscondities :  3
                    NIEAF SMITT                                                             Payment 60 days nett
                                                                UTRECHT
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ----------              ----------                  ----------               ----------                  ----------
                 1.259,52                   00,00                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 027472                                      POSTBUS 1268                Betalingscondities :  3
                    Flexion b v                                                             Payment 60 days nett
                                                                ROERMOND
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113425 0        00,00                  151,01                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                    00,00                  151,01                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 027995                                      Graafseweg 300              Betalingscondities :  3
                    Fisher Scientific Ned.                                                  Payment 60 days nett
                                                                Den Bosch
Groep             : 1                                                                       Land :               NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113528 0        00,00                  293,49                       00,00                    00,00                          00

PUR 113647 0       171,33                   00,00                       00,00                    00,00                          00

PUR 113648 0       171,32                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                   342,65                  293,49                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 028479                                      Postbus 395                 Betalingscondities : 30
                    ODLeewarden B.V.                                                        Payment 30 days nett
                                                                Leeuwarden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113802 0     4.545,49                   00,00                       00,00                    00,00                          00


Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document         Fact.datum/  Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg    Betaaldatum               Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 028479                                      Postbus 395                 Betalingscondities : 30
                    ODLeewarden B.V.                                                        Payment 30 days nett
                                                                Leeuwarden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                              -----------           -----------         -----------
                  Totaal crediteur       028479 in EV            4.545,49                 00,00            4.545,49
                                                              ===========           ===========         ===========

Crediteur         : 028525                                      Matlingeweg 100             Betalingscondities : 30
                    Ned Pakket Dienst                                                       Payment 30 days nett
                                                                ROTTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113751 0                    30-11-2000   30-12-2000            457,65                                    457,65
                                                                   457,65 NLG                                457,65
                                                              -----------           -----------         -----------
                  Totaal crediteur       028525 in EV              457,65                 00,00              457,65
                                                              ===========           ===========         ===========

Crediteur         : 039055                                      Koninginnegracht 45         Betalingscondities :  3
                    Mandema & Partners b v                                                  Payment 60 days nett
                                                                DEN HAAG
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113538 0                    27-11-2000   26-01-2001            204,75                                    204,75
                                                                   204,75 NLG                                204,75
PUR 113743 0                    11-12-2000   09-02-2001            864,38                                    864,38
                                                                   864,38 NLG                                864,38
PUR 113744 0                    11-12-2000   09-02-2001          2.029,39                                  2.029,39
                                                                 2.029,39 NLG                              2.029,39
                                                              -----------           -----------         -----------
                  Totaal crediteur       039055 in EV            3.098,52                 00,00            3.098,52
                                                              ===========           ===========         ===========

Crediteur         : 039659                                    Postbus 29718                 Betalingscondities : 30
                    Kamer van Kooph en Fabr vHaaglanden                                     Payment 30 days nett
                                                              Den Haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113656 0                    01-12-2000   31-12-2000             60,00                                     60,00
                                                                    60,00 NLG                                 60,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                   1                        2                           3                        4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 028479                                      Postbus 395                 Betalingscondities : 30
                    ODLeewarden B.V.                                                        Payment 30 days nett
                                                                Leeuwarden
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ----------              ----------                  ----------               ----------                  ----------
                 4.545,49                   00.00                       00.00                    00.00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 028525                                      Matlingeweg 100             Betalingscondities : 30
                    Ned Pakket Dienst                                                       Payment 30 days nett
                                                                ROTTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113751 0        00,00                  457,65                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                    00,00                  457,65                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 039055                                      Koninginnegracht 45         Betalingscondities :  3
                    Mandema & Partners b v                                                  Payment 60 days nett
                                                                DEN HAAG
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113538 0        00,00                  204,75                       00,00                    00,00                          00

PUR 113743 0       864,38                   00,00                       00,00                    00,00                          00

PUR 113744 0     2.029,39                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                 2.893,77                  204,75                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 039659                                    Postbus 29718                 Betalingscondities : 30
                    Kamer van Kooph en Fabr vHaaglanden                                     Payment 30 days nett
                                                              Den Haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113656 0        60,00                   00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document         Fact.datum/  Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg    Betaaldatum               Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 039659                                    Postbus 29718                 Betalingscondities : 30
                    Kamer van Kooph en Fabr vHaaglanden                                     Payment 30 days nett
                                                              Den Haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                              -----------           -----------         -----------
                  Totaal crediteur       039659 in EV               60,00                 00,00               60,00
                                                              ===========           ===========         ===========

Crediteur         : 041319                                    POSTBUS 46                    Betalingscondities :  3
                    Pfeiffer Vacuum Nederland                                               Payment 60 days nett
                                                              De Meern
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden CL                                                   NEDERLAND

PUR 113275 0                    31-10-2000   30-12-2000          4.318,09                                  4.318,09
                                                                 4.318,09 NLG                              4.318,09
PUR 113491 0                    16-11-2000   15-01-2001            306,49                                    306,49
                                                                   306,49 NLG                                306,49
PUR 113839 0                    18-12-2000   16-02-2001            293,75                                    293,75
                                                                   293,75 NLG                                293,75
                                                              -----------           -----------         -----------
                  Totaal crediteur       041319 in EV            4.918,33                 00,00            4.918,33
                                                              ===========           ===========         ===========

Crediteur         : 043265                                      Postbus 7503                Betalingscondities : 30
                    Eagle Global Logistics B.V.                                             Payment 30 days nett
                    (voorheen Circle Int.)                      Schiphol-C
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113721 0                    07-12-2000   06-01-2001            187,50                                    187,50
                                                                   187,50 NLG                                187,50
                                                              -----------           -----------         -----------
                  Totaal crediteur       043265 in EV              187,50                 00,00              187,50
                                                              ===========           ===========         ===========

Crediteur         : 046752                                      POSTBUS 107                 Betalingscondities :  3
                    Heidenhain ned b v                                                      Payment 60 days nett
                                                                3900 AC VEENENDAAL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113530 0                    30-11-2000   29-01-2001          6.939,48                                  6.939,48
                                                               3149,00    EUR                            3149,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                   1                        2                           3                        4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 039659                                    Postbus 29718                 Betalingscondities : 30
                    Kamer van Kooph en Fabr vHaaglanden                                     Payment 30 days nett
                                                              Den Haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ----------              ----------                  ----------               ----------                  ----------
                    60,00                   00,00                       00.00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 041319                                    POSTBUS 46                    Betalingscondities :  3
                    Pfeiffer Vacuum Nederland                                               Payment 60 days nett
                                                              De Meern
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden CL                                                   NEDERLAND

PUR 113275 0        00,00                   00,00                    4.318,09                    00,00                          00

PUR 113491 0        00,00                  306,49                       00,00                    00,00                          00

PUR 113839 0       293,75                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                   293,75                  306,49                    4.318,09                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 043265                                      Postbus 7503                Betalingscondities : 30
                    Eagle Global Logistics B.V.                                             Payment 30 days nett
                    (voorheen Circle Int.)                      Schiphol-C
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113721 0       187,50                   00,00                       00,00                    00,00                          00

               ----------              ----------                  ----------               ----------                  ----------
                   187,50                   00,00                       00,00                    00,00                          00
               ==========              ==========                  ==========               ==========                  ==========

Crediteur         : 046752                                      POSTBUS 107                 Betalingscondities :  3
                    Heidenhain ned b v                                                      Payment 60 days nett
                                                                3900 AC VEENENDAAL
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113530 0        00,00                6.939,48                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /     Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------
Crediteur      : 046752                           POSTBUS 107            Betalingscondities : 3
                 Heidenhain ned b v                                      Payment 60 days nett
                                                  3900 ACG VEENENDAAL
Groep          :    1                                                    Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND
                                                          --------------------  -------------------  -------------
               Totaal crediteur  046752 in EV                         6.939,48                00,00       6.939,48
                                                          ====================  ===================  =============

Crediteur      : 049972                           Brequetlaan 20-22      Betalingscondities : 1
                 Federal Express Nederland BV                            Payment 15 days nett
                                                  1438 BC Oude meer
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113645 0                   28-11-2000    13-12-2000                 165,37                             165,37
                                                                        165,37 NLG                         165,37
                                                          --------------------  -------------------  -------------
               Totaal crediteur 049972 in EV                            165,37                00,00        165,37
                                                          ====================  ===================  =============

Crediteur      : 055085                           Minervaweg 14          Betalingscondities : 3
                 Reset                                                   Payment 60 days nett
                                                  Delft
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113841 0                   23-12-2000    21-02-2001                 821,33                              821,33
                                                                        821,33 NLG                          821,33
                                                          --------------------  -------------------  -------------
               Totaal crediteur 055085 in EV                            821,33                00,00         821,33
                                                          ====================  ===================  =============

Crediteur      : 055913                           Postbus 30603          Betalingscondities : 1
                 Unicef Nederland                                        Payment 15 days nett
                 t.a.v. afd. orderverwerking      Den Haag
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113849 0                   29-11-2000    14-12-2000              -1.344,00                           -1.344,00
                                                                     -1.344,00 NLG                       -1.344,00
                                                          --------------------  -------------------  -------------
               Totaal crediteur 055913 in EV                         -1.344,00                00,00      -1.344,00
                                                          ====================  ===================  =============

-------------------------------------------------------------------------------------------------
Factuur          --------------------------- Open bedrag in EV Tussen ---------------------------
                        1                  2                3                4             6
-------------------------------------------------------------------------------------------------
Crediteur      : 046752                           POSTBUS 107            Betalingscondities : 3
                 Heidenhain ned b v                                      Payment 60 days nett
                                                  3900 ACG VEENENDAAL
Groep          :    1                                                    Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND
                 ----------------  -----------------  --------------  --------------  -----------
                            00,00           6.939,48           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Crediteur      : 049972                           Brequetlaan 20-22      Betalingscondities : 1
                 Federal Express Nederland BV                            Payment 15 days nett
                                                  1438 BC Oude meer
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113645 0                00,00             165,37           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                            00,00             165,37           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Crediteur      : 055085                           Minervaweg 14          Betalingscondities : 3
                 Reset                                                   Payment 60 days nett
                                                  Delft
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113841 0               821,33              00,00           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                           821,33              00,00           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Crediteur      : 055913                           Postbus 30603          Betalingscondities : 1
                 Unicef Nederland                                        Payment 15 days nett
                 t.a.v. afd. orderverwerking      Den Haag
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113849 0                00,00          -1.344,00           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                            00,00          -1.344,00           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /     Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------
Crediteur      : 056480                           Postbus 2122           Betalingscondities : 3
                 Capable B V                                             Payment 60 days nett
                                                  Breda
Groep          :    1                                                    Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113359 0                   08-11-2000    07-01-2001               1.591,87                            1.591,87
                                                                      1.591,87 NLG                        1.591,87
                                                          --------------------  -------------------  -------------
               Totaal crediteur  056480 in EV                         1.591,87                00,00       1.591,87
                                                          ====================  ===================  =============

Crediteur      : 058742                           Postbus 8409           Betalingscondities : 3
                 Tevema Technical Supply B v                             Payment 60 days nett
                                                  Amsterdam
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113401 0                   07-11-2000    06-01-2001               1.881,76                           1.881,76
                                                                      1.881,76 NLG                       1.881,76
PUR 113762 0                   07-12-2000    05-02-2001                 163,74                             163,74
                                                                        163,74 NLG                         163,74
PUR 113810 0                   19-21-2000    17-02-2001                 912,09                             912,09
                                                                        912,09 NLG                         912,09
                                                          --------------------  -------------------  -------------
               Totaal crediteur 058742 in EV                          2.957,59                00,00      2.957,59
                                                          ====================  ===================  =============

Crediteur      : 060720                           Postbus 1317           Betalingscondities : 3
                 Infranor S A                                            Payment 60 days nett
                                                  3260 AH OUD-BEIJERLAND
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113188 0                   26-10-2000    25-12-2000               8.836,00                            8.836,00
                                                                      8.836,00 NLG                        8.836,00
PUR 113735 0                   15-12-2000    13-02-2001               1.968,13                            1.968,13
                                                                      1.968,13 NLG                        1.968,13
                                                          --------------------  -------------------  -------------
               Totaal crediteur 060720 in EV                         10.804,13                00,00      10.804,13
                                                          ====================  ===================  =============

Crediteur      : 063010                           P.O. Box 685           Betalingscondities : 30
                 United Parcel Service Nederland BV                      Payment 30 days nett
                                                  HOOFDDORP
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

------------------------------------------------------------------------------------------------
Factuur         --------------------------- Open bedrag in EV Tussen ---------------------------
                       1                  2                3                4             6
------------------------------------------------------------------------------------------------
Crediteur      : 056480                           Postbus 2122           Betalingscondities : 3
                 Capable B V                                             Payment 60 days nett
                                                  Breda
Groep          :    1                                                    Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113359 0               00,00           1.591,87           00,00           00,00           00

                ----------------  -----------------  --------------  --------------  -----------
                           00,00           1.591,87           00,00           00,00           00
                ================  =================  ==============  ==============  ===========

Crediteur      : 058742                           Postbus 8409           Betalingscondities : 3
                 Tevema Technical Supply B v                             Payment 60 days nett
                                                  Amsterdam
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113401 0               00,00           1.881,76           00,00           00,00           00

PUR 113762 0              163,74              00,00           00,00           00,00           00

PUR 113810 0              912,09              00,00           00,00           00,00           00

                ----------------  -----------------  --------------  --------------  -----------
                        1.075,83           1.881,76           00,00           00,00           00
                ================  =================  ==============  ==============  ===========

Crediteur      : 060720                           Postbus 1317           Betalingscondities : 3
                 Infranor S A                                            Payment 60 days nett
                                                  3260 AH OUD-BEIJERLAND
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

PUR 113188 0               00,00              00,00        8.836,00           00,00           00

PUR 113735 0            1.968,13              00,00           00,00           00,00           00

                ----------------  -----------------  --------------  --------------  -----------
                        1.968,13              00,00        8.836,00           00,00           00
                ================  =================  ==============  ==============  ===========

Crediteur      : 063010                           P.O. Box 685           Betalingscondities : 30
                 United Parcel Service Nederland BV                      Payment 30 days nett
                                                  HOOFDDORP
Groep          :   1                                                     Land               : NL
                 Crediteuren Derden NL                                   NEDERLAND

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /     Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------
Crediteur      : 063010                            P.O. Box 685             Betalingscondities : 10
                 United Parcel Service Nederland VB                         Payment 30 days nett
                                                   HOOFDDORP
Groep          :    1                                                       Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113685 0               29-11-2000    20-12-2000                     158,70                              158,70
                                                                        158,70 NLG                          158,70
                                                          --------------------  -------------------  -------------
               Totaal crediteur  063010 in EV                           158,70                00,00         158,70
                                                          ====================  ===================  =============

Crediteur      : 063649                            Postbus 1029             Betalingscondities : 3
                 Elan reklame en marketing B V                              Payment 60 days nett
                                                   2600 BA Delft
Groep          :   1                                                        Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113420 0                20-11-2000    19-01-2001                   -212,13                             -212,13
                                                                       -212,13 NLG                         -212,13
PUR 113421 0                20-11-2000    19-01-2001                     82,50                               82,50
                                                                         82,50 NLG                           82,50
PUR 113850 0                16-11-2000    15-01-2001                    212,13                              212,13
                                                                        212,13 NLG                          212,13
                                                          --------------------  -------------------  -------------
               Totaal crediteur  063649 in EV                            82,50                00,00          82,50
                                                          ====================  ===================  =============

Crediteur      : 064165                            Postbus 57               Betalingscondities : 2
                 Ceratec                                                    Payment 35 days nett
                 Technical Ceramics B.V.           Geldermalsen
Groep          :   1                                                        Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113360 0                09-11-2000    14-12-2000                    311,36                              311,36
                                                                        141,29 EUR                          141,29
PUR 113409 0                23-11-2000    28-12-2000                 -5.604,67                           -5.604,67
                                                                     -2.543,29 EUR                       -2.543,29
PUR 113719 0                14-12-2000    18-01-2001                  1.582,75                            1.582,75
                                                                        718,22 EUR                          718,22
                                                          --------------------  -------------------  -------------
               Totaal crediteur  064165 in EV                        -3,710,56                00,00      -3,710,56
                                                          ====================  ===================  =============

-------------------------------------------------------------------------------------------------
Factuur          --------------------------- Open bedrag in EV Tussen ---------------------------
                        1                  2                3                4             6
-------------------------------------------------------------------------------------------------
Crediteur      : 063010                            P.O. Box 685             Betalingscondities : 10
                 United Parcel Service Nederland VB                         Payment 30 days nett
                                                   HOOFDDORP
Groep          :   1                                                        Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113685 0                00,00             158,70           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                            00,00             158,70           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Crediteur      : 063649                            Postbus 1029             Betalingscondities : 3
                 Elan reklame en marketing B V                              Payment 60 days nett
                                                   2600 BA Delft
Groep          :   1                                                        Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113420 0                00,00            -212,13           00,00           00,00           00

PUR 113421 0                00,00              82,50           00,00           00,00           00

PUR 113850 0                00,00             212,13           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                            00,00              82,50           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Crediteur      : 064165                            Postbus 57               Betalingscondities : 2
                 Ceratec                                                    Payment 35 days nett
                 Technical Ceramics B.V.           Geldermalsen
Groep          :   1                                                        Land               : NL
                 Crediteuren Derden NL                                      NEDERLAND

PUR 113360 0                00,00             311,36           00,00           00,00           00

PUR 113409 0                00,00          -5.604,67           00,00           00,00           00

PUR 113719 0             1.582,75              00,00           00,00           00,00           00

                 ----------------  -----------------  --------------  --------------  -----------
                         1.582,75          -5.293,31           00,00           00,00           00
                 ================  =================  ==============  ==============  ===========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /     Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
---------------------------------------------------------------------------------------------------  -------------
Crediteur      : 065773                           Houttuinen 15              Betalingscondities : 30
                 Kok. Hotel de                                               Payment 30 days nett
                                                  Delft
Groep          :    1                                                        Land               : NL
                 Crediteuren Derden NL                                       NEDERLAND

PUR 113533 0                26-11-2000    26-12-2000                    266,00                              266,00
                                                                        266,00 NLG                          266,00
PUR 113534 0                26-11-2000    26-12-2000                    236,00                              236,00
                                                                        236,00 NLG                          236,00
PUR 113535 0                26-11-2000    26-12-2000                    118,00                              118,00
                                                                        118,00 NLG                          118,00
PUR 113739 0                16-12-2000    15-01-2001                    472,00                              472,00
                                                                        472,00 NLG                          472,00
PUR 113740 0                17-12-2000    16-01-2001                    798,00                              798,00
                                                                        798,00 NLG                          798,00
PUR 113798 0                19-12-2000    18-01-2001                    133,00                              133,00
                                                                        133,00 NLG                          133,00
PUR 113799 0                19-12-2000    18-01-2001                    133,00                              133,00
                                                                        133,00 NLG                          133,00
PUR 113800 0                19-12-2000    18-01-2001                    118,00                              118,00
                                                                        118,00 NLG                          118,00
                                                          --------------------  -------------------  -------------
               Totaal crediteur  065773 in EV                         2.274,00                00,00       2.274,00
                                                          ====================  ===================  =============

Crediteur      : 067717                           Postbus 812                Betalingscondities : 30
                 Enraf BV                                                    Payment 30 days nett
                                                  DELFT
Groep          :   1                                                         Land               : NL
                 Crediteuren Derden NL                                       NEDERLAND

PUR 113422 0                20-11-2000    20-12-2000                    424.87                              424.87
                                                                        424.87 NLG                          424.87
PUR 113423 0                20-11-2000    20-12-2000                -18.958,00                          -18.958,00
                                                                    -18.958,00 NLG                      -18.958,00
PUR 113424 0                21-11-2000    21-12-2000                 14.200,00                           14.200,00
                                                                     14.200,00 NLG                       14.200,00
PUR 113643 0                08-12-2000    07-01-2001                 10.653,67                           10.653,67
                                                                     10.653,67 NLG                       10.653,67
PUR 113731 0                12-12-2000    11-01-2001                  6.491,25                            6.491,25
                                                                      6.491,25 NLG                        6.491,25
PUR 113825 0                28-12-2000    27-01-2001                  2.928,81                            2.928,81
                                                                      2.928,81 NLG                        2.928,81
PUR 113865 0                07-11-2000    07-12-2000                  6.290,70                            6.290,70
                                                                      6.290,70 NLG                        6.290,70
                                                          --------------------  -------------------  -------------
               Totaal crediteur 067717 in EV                         22.031,30                00,00      22.031,30
                                                          ====================  ===================  =============

-----------------------------------------------------------------------------------------------
Factuur        --------------------------- Open bedrag in EV Tussen ---------------------------
                      1                  2                3                4             6
-----------------------------------------------------------------------------------------------
Crediteur      : 065773                           Houttuinen 15              Betalingscondities : 30
                 Kok. Hotel de                                               Payment 30 days nett
                                                  Delft
Groep          :    1                                                        Land               : NL
                 Crediteuren Derden NL                                       NEDERLAND

PUR 113533 0              00,00             266,00           00,00           00,00           00

PUR 113534 0              00,00             236,00           00,00           00,00           00

PUR 113535 0              00,00             118,00           00,00           00,00           00

PUR 113739 0             472,00              00,00           00,00           00,00           00

PUR 113740 0             798,00              00,00           00,00           00,00           00

PUR 113798 0             133,00              00,00           00,00           00,00           00

PUR 113799 0             133,00              00,00           00,00           00,00           00

PUR 113800 0             118,00              00,00           00,00           00,00           00

               ----------------  -----------------  --------------  --------------  -----------
                       1.654,00             620,00           00,00           00,00           00
               ================  =================  ==============  ==============  ===========

Crediteur      : 067717                           Postbus 812                Betalingscondities : 30
                 Enraf BV                                                    Payment 30 days nett
                                                  DELFT
Groep          :   1                                                         Land               : NL
                 Crediteuren Derden NL                                       NEDERLAND

PUR 113422 0              00,00             424.87           00,00           00,00           00

PUR 113423 0              00,00         -18.958,00           00,00           00,00           00

PUR 113424 0              00,00          14.200,00           00,00           00,00           00

PUR 113643 0          10.653,67              00,00           00,00           00,00           00

PUR 113731 0           6.491,25              00,00           00,00           00,00           00

PUR 113825 0           2.928,81              00,00           00,00           00,00           00

PUR 113865 0              00,00           6.290,70           00,00           00,00           00

               ----------------  -----------------  --------------  --------------  -----------
                      20.073,73           1.957,57           00,00           00,00           00
               ================  =================  ==============  ==============  ===========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /     Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur      : 068462                           Postbus 483              Betalingscondities : 3
                 Mechanical Part Productie B.V.                            Payment 60 days nett
                 HIT GROEP                        DELFT
Groep         :    1                                                       Land               : NL
                 Crediteuren Derden NL                                     NEDERLAND

PUR 113541 0                27-11-2000    27-12-2000                149,64                                  149,64
                                                                    149,64 NLG                              149,64
PUR 113542 0                27-11-2000    27-12-2000                250,36                                  250,36
                                                                    250,36 NLG                              250,36
PUR 113543 0                27-11-2000    27-12-2000                879,94                                  879,94
                                                                    879,94 NLG                              879,94
PUR 113544 0                27-11-2000    27-12-2000                187,77                                  187,77
                                                                    187,77 NLG                              187,77
PUR 113545 0                27-11-2000    27-12-2000              3.504,00                                3.504,00
                                                                  3.504,00 NLG                            3.504,00
PUR 113546 0                27-11-2000    27-12-2000              1.400,92                                1.400,92
                                                                  1.400,92 NLG                            1.400,92
PUR 113547 0                27-11-2000    27-12-2000              1.400,92                                1.400,92
                                                                  1.400,92 NLG                            1.400,92
PUR 113548 0                27-11-2000    27-12-2000              1.050,69                                1.050,69
                                                                  1.050,69 NLG                            1.050,69
PUR 113549 0                28-11-2000    28-12-2000              2.448,76                                2.448,76
                                                                  2.448,76 NLG                            2.448,76
PUR 113550 0                28-11-2000    28-12-2000                390,00                                  390,00
                                                                    390,00 NLG                              390,00
PUR 113551 0                28-11-2000    28-12-2000                682,90                                  682,90
                                                                    682,90 NLG                              682,90
PUR 113552 0                28-11-2000    28-12-2000                389,46                                  389,46
                                                                    389,46 NLG                              389,46
PUR 113553 0                28-11-2000    28-12-2000                659,40                                  659,40
                                                                    659,40 NLG                              659,40
PUR 113554 0                28-11-2000    28-12-2000                207,75                                  207,75
                                                                    207,75 NLG                              207,75
PUR 113555 0                28-11-2000    28-12-2000                362,10                                  362,10
                                                                    362,10 NLG                              362,10
PUR 113556 0                28-11-2000    28-12-2000                907,12                                  907,12
                                                                    907,12 NLG                              907,12
PUR 113557 0                28-11-2000    28-12-2000                890,00                                  890,00
                                                                    890,00 NLG                              890,00
PUR 113558 0                29-11-2000    29-12-2000             16.387,20                               16.387,20
                                                                 16.387,20 NLG                           16.387,20
PUR 113559 0                29-11-2000    29-12-2000                153,15                                  153,15
                                                                    153,15 NLG                              153,15
PUR 113560 0                30-11-2000    30-12-2000              1.352,22                                1.352,22
                                                                  1.352,22 NLG                            1.352,22
PUR 113561 0                30-11-2000    30-12-2000                450,74                                  450,74
                                                                    450,74 NLG                              450,74
PUR 113562 0                30-11-2000    30-12-2000              1.126,85                                1.126,85
                                                                  1.126,85 NLG                            1.126,85
PUR 113594 0                07-12-2000    06-01-2001             41.103,70                               41.103,70
                                                                 41.103,70 NLG                           41.103,70

---------------------------------------------------------------------------------------------
Factuur      --------------------------- Open bedrag in EV Tussen ---------------------------
                    1                  2                3                4             6
---------------------------------------------------------------------------------------------
Crediteur      : 068462                           Postbus 483              Betalingscondities : 3
                 Mechanical Part Productie B.V.                            Payment 60 days nett
                 HIT GROEP                        DELFT
Groep         :    1                                                       Land               : NL
                 Crediteuren Derden NL                                     NEDERLAND

PUR 113541 0            00,00             149,64           00,00           00,00           00

PUR 113542 0            00,00             250,36           00,00           00,00           00

PUR 113543 0            00,00             879,94           00,00           00,00           00

PUR 113544 0            00,00             187,77           00,00           00,00           00

PUR 113545 0            00,00           3.504,00           00,00           00,00           00

PUR 113546 0            00,00           1.400,92           00,00           00,00           00

PUR 113547 0            00,00           1.400,92           00,00           00,00           00

PUR 113548 0            00,00           1.050,69           00,00           00,00           00

PUR 113549 0            00,00           2.448,76           00,00           00,00           00

PUR 113550 0            00,00             390,00           00,00           00,00           00

PUR 113551 0            00,00             682,90           00,00           00,00           00

PUR 113552 0            00,00             389,46           00,00           00,00           00

PUR 113553 0            00,00             659,40           00,00           00,00           00

PUR 113554 0            00,00             207,75           00,00           00,00           00

PUR 113555 0            00,00             362,10           00,00           00,00           00

PUR 113556 0            00,00             907,12           00,00           00,00           00

PUR 113557 0            00,00             890,00           00,00           00,00           00

PUR 113558 0            00,00          16.387,20           00,00           00,00           00

PUR 113559 0            00,00             153,15           00,00           00,00           00

PUR 113560 0            00,00           1.352,22           00,00           00,00           00

PUR 113561 0            00,00             450,74           00,00           00,00           00

PUR 113562 0            00,00           1.126,85           00,00           00,00           00

PUR 113594 0        41.103,70              00,00           00,00           00,00           00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113595 0                    07-12-2000   06-01-2001          1.850,06                                  1.850,06
                                                                 1.850,06 NLG                              1.850,06
PUR 113596 0                    07-12-2000   06-01-2001             49,26                                     49,26
                                                                    49,26 NLG                                 49,26
PUR 113597 0                    07-12-2000   06-01-2001            477,99                                    477,99
                                                                   477,99 NLG                                477,99
PUR 113598 0                    07-12-2000   06-01-2001            138,93                                    138,93
                                                                   138,93 NLG                                138,93
PUR 113599 0                    07-12-2000   06-01-2001            523,39                                    523,39
                                                                   523,39 NLG                                523,39
PUR 113600 0                    07-12-2000   06-01-2001             81,78                                     81,78
                                                                    81,78 NLG                                 81,78
PUR 113601 0                    07-12-2000   06-01-2001            581,34                                    581,34
                                                                   581,34 NLG                                581,34
PUR 113602 0                    07-12-2000   06-01-2001            683,15                                    683,15
                                                                   683,15 NLG                                683,15
PUR 113603 0                    07-12-2000   06-01-2001          1.333,39                                  1.333,39
                                                                 1.333,39 NLG                              1.333,39
PUR 113604 0                    07-12-2000   06-01-2001            465,45                                    465,45
                                                                   465,45 NLG                                465,45
PUR 113605 0                    07-12-2000   06-01-2001            439,93                                    439,93
                                                                   439,93 NLG                                439,93
PUR 113606 0                    07-12-2000   06-01-2001            354,90                                    354,90
                                                                   354,90 NLG                                354,90
PUR 113607 0                    07-12-2000   06-01-2001          1.025,40                                  1.025,40
                                                                 1.025,40 NLG                              1.025,40
PUR 113608 0                    07-12-2000   06-01-2001            330,65                                    330,65
                                                                   330,65 NLG                                330,65
PUR 113609 0                    07-12-2000   06-01-2001            476,58                                    476,58
                                                                   476,58 NLG                                476,58
PUR 113610 0                    07-12-2000   06-01-2001          1.692,28                                  1.692,28
                                                                 1.692,28 NLG                              1.692,28
PUR 113611 0                    07-12-2000   06-01-2001            178,75                                    178,75
                                                                   178,75 NLG                                178,75
PUR 113615 0                    11-12-2000   10-01-2001            528,28                                    528,28
                                                                   528,28 NLG                                528,28
PUR 113616 0                    11-12-2000   10-01-2001            528,28                                    528,28
                                                                   528,28 NLG                                528,28
PUR 113617 0                    11-12-2000   10-01-2001            239,75                                    239,75
                                                                   239,75 NLG                                239,75
PUR 113618 0                    11-12-2000   10-01-2001             64,57                                     64,57
                                                                    64,57 NLG                                 64,57
PUR 113619 0                    11-12-2000   10-01-2001          1.193,80                                  1.193,80
                                                                 1.193,80 NLG                              1.193,80
PUR 113620 0                    11-12-2000   10-01-2001            575,70                                    575,70
                                                                   575,70 NLG                                575,70

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113595 0    1.850,06                    00,00                       00,00                    00,00                          00

PUR 113596 0       49,26                    00,00                       00,00                    00,00                          00

PUR 113597 0      477,99                    00,00                       00,00                    00,00                          00

PUR 113598 0      138,93                    00,00                       00,00                    00,00                          00

PUR 113599 0      523,39                    00,00                       00,00                    00,00                          00

PUR 113600 0       81,78                    00,00                       00,00                    00,00                          00

PUR 113601 0      581,34                    00,00                       00,00                    00,00                          00

PUR 113602 0      683,15                    00,00                       00,00                    00,00                          00

PUR 113603 0    1.333,39                    00,00                       00,00                    00,00                          00

PUR 113604 0      465,45                    00,00                       00,00                    00,00                          00

PUR 113605 0      439,93                    00,00                       00,00                    00,00                          00

PUR 113606 0      354,90                    00,00                       00,00                    00,00                          00

PUR 113607 0    1.025,40                    00,00                       00,00                    00,00                          00

PUR 113608 0      330,65                    00,00                       00,00                    00,00                          00

PUR 113609 0      476,58                    00,00                       00,00                    00,00                          00

PUR 113610 0    1.692,28                    00,00                       00,00                    00,00                          00

PUR 113611 0      178,75                    00,00                       00,00                    00,00                          00

PUR 113615 0      528,28                    00,00                       00,00                    00,00                          00

PUR 113616 0      528,28                    00,00                       00,00                    00,00                          00

PUR 113617 0      239,75                    00,00                       00,00                    00,00                          00

PUR 113618 0       64,57                    00,00                       00,00                    00,00                          00

PUR 113619 0    1.193,80                    00,00                       00,00                    00,00                          00

PUR 113620 0      575,50                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113621 0                    11-12-2000   10-01-2001            357,51                                    357,51
                                                                   357,51 NLG                                357,51
PUR 113622 0                    11-12-2000   10-01-2001          1.151,41                                  1.151,41
                                                                 1.151,41 NLG                              1.151,41
PUR 113623 0                    11-12-2000   10-01-2001          1.127,65                                  1.127,65
                                                                 1.127,65 NLG                              1.127,65
PUR 113624 0                    11-12-2000   10-01-2001            182,88                                    182,88
                                                                   182,88 NLG                                182,88
PUR 113625 0                    11-12-2000   10-01-2001            357,51                                    357,51
                                                                   357,51 NLG                                357,51
PUR 113691 0                    12-12-2000   10-02-2001            770,05                                    770,05
                                                                   770,05 NLG                                770,05
PUR 113692 0                    12-12-2000   10-02-2001            344,18                                    344,18
                                                                   344,18 NLG                                344,18
PUR 113693 0                    12-12-2000   10-02-2001            286,82                                    286,82
                                                                   286,82 NLG                                286,82
PUR 113694 0                    12-12-2000   10-02-2001            770,05                                    770,05
                                                                   770,05 NLG                                770,05
PUR 113695 0                    13-12-2000   11-02-2001            509,39                                    509,39
                                                                   509,39 NLG                                509,39
PUR 113697 0                    13-12-2000   11-02-2001            810,40                                    810,40
                                                                   810,40 NLG                                810,40
PUR 113698 0                    13-12-2000   11-02-2001            631,45                                    631,45
                                                                   631,45 NLG                                631,45
PUR 113699 0                    13-12-2000   11-02-2001            947,17                                    947,17
                                                                   947,17 NLG                                947,17
PUR 113700 0                    13-12-2000   11-02-2001            239,75                                    239,75
                                                                   239,75 NLG                                239,75
PUR 113701 0                    13-12-2000   11-02-2001            315,72                                    315,72
                                                                   315,72 NLG                                315,72
PUR 113702 0                    13-12-2000   11-02-2001            446,56                                    446,56
                                                                   446,56 NLG                                446,56
PUR 113703 0                    13-12-2000   11-02-2001            223,70                                    223,70
                                                                   223,70 NLG                                223,70
PUR 113704 0                    14-12-2000   12-02-2001          2.782,85                                  2.782,85
                                                                 2.782,85 NLG                              2.782,85
PUR 113705 0                    14-12-2000   12-02-2001         11.597,51                                 11.597,51
                                                                11.597,51 NLG                             11.597,51
PUR 113706 0                    14-12-2000   12-02-2001          3.271,55                                  3.271,55
                                                                 3.271,55 NLG                              3.271,55
PUR 113707 0                    14-12-2000   12-02-2001            306,96                                    306,96
                                                                   306,96 NLG                                306,96
PUR 113708 0                    14-12-2000   12-02-2001            249,36                                    249,36
                                                                   249,36 NLG                                249,36
PUR 113709 0                    14-12-2000   12-02-2001          2.017,37                                  2.017,37
                                                                 2.017,37 NLG                              2.017,37

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113621 0      357,51                  00,00                       00,00                    00,00                          00

PUR 113622 0    1.151,41                  00,00                       00,00                    00,00                          00

PUR 113623 0    1.127,65                  00,00                       00,00                    00,00                          00

PUR 113624 0      182,88                  00,00                       00,00                    00,00                          00

PUR 113625 0      357,51                  00,00                       00,00                    00,00                          00

PUR 113691 0      770,05                  00,00                       00,00                    00,00                          00

PUR 113692 0      344,18                  00,00                       00,00                    00,00                          00

PUR 113693 0      286,82                  00,00                       00,00                    00,00                          00

PUR 113694 0      770,05                  00,00                       00,00                    00,00                          00

PUR 113695 0      509,39                  00,00                       00,00                    00,00                          00

PUR 113697 0      810,40                  00,00                       00,00                    00,00                          00

PUR 113698 0      631,45                  00,00                       00,00                    00,00                          00

PUR 113699 0      947,17                  00,00                       00,00                    00,00                          00

PUR 113700 0      239,75                  00,00                       00,00                    00,00                          00

PUR 113701 0      315,72                  00,00                       00,00                    00,00                          00

PUR 113702 0      446,56                  00,00                       00,00                    00,00                          00

PUR 113703 0      223,70                  00,00                       00,00                    00,00                          00

PUR 113704 0    2.782,85                  00,00                       00,00                    00,00                          00

PUR 113705 0   11.597,51                  00,00                       00,00                    00,00                          00

PUR 113706 0    3.217,55                  00,00                       00,00                    00,00                          00

PUR 113707 0      306,96                  00,00                       00,00                    00,00                          00

PUR 113708 0      249,36                  00,00                       00,00                    00,00                          00

PUR 113709 0    2.017,37                  00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113710 0                    14-12-2000   12-02-2001          2.982,06                                  2.982,06
                                                                 2.982,06 NLG                              2.982,06
PUR 113711 0                    14-12-2000   12-02-2001          4.043,99                                  4.043,99
                                                                 4.043,99 NLG                              4.043,99
PUR 113712 0                    14-12-2000   12-02-2001          1.234,74                                  1.234,74
                                                                 1.234,74 NLG                              1.234,74
PUR 113713 0                    14-12-2000   12-02-2001          2.093,22                                  2.093,22
                                                                 2.093,22 NLG                              2.093,22
PUR 113714 0                    14-12-2000   12-02-2001          1.646,08                                  1.646,08
                                                                 1.646,08 NLG                              1.646,08
PUR 113715 0                    14-12-2000   12-02-2001            167,09                                    167,09
                                                                   167,09 NLG                                167,09
PUR 113716 0                    14-12-2000   12-02-2001            193,17                                    193,17
                                                                   193,17 NLG                                193,17
PUR 113717 0                    15-12-2000   13-02-2001            406,08                                    406,08
                                                                   406,08 NLG                                406,08
PUR 113718 0                    15-12-2000   13-02-2001            446,04                                    446,04
                                                                   446,04 NLG                                446,04
PUR 113748 0                    18-12-2000   16-02-2001             83,12                                     83,12
                                                                    83,12 NLG                                 83,12
PUR 113749 0                    18-12-2000   16-02-2001            246,75                                    246,75
                                                                   246,75 NLG                                246,75
PUR 113766 0                    19-12-2000   17-02-2001         21.205,98                                 21.205,98
                                                                21.205,98 NLG                             21.205,98
PUR 113767 0                    19-12-2000   17-02-2001          8.150,36                                  8.150,36
                                                                 8.150,36 NLG                              8.150,36
PUR 113768 0                    19-12-2000   17-02-2001            676,10                                    676,10
                                                                   676,10 NLG                                676,10
PUR 113769 0                    19-12-2000   17-02-2001          5.041,89                                  5.041,89
                                                                 5.041,89 NLG                              5.041,89
PUR 113770 0                    19-12-2000   17-02-2001            682,68                                    682,68
                                                                   682,68 NLG                                682,68
PUR 113771 0                    19-12-2000   17-02-2001            207,60                                    207,60
                                                                   207,60 NLG                                207,60
PUR 113772 0                    19-12-2000   17-02-2001            312,43                                    312,43
                                                                   312,43 NLG                                312,43
PUR 113773 0                    19-12-2000   17-02-2001          2.510,74                                  2.510,74
                                                                 2.510,74 NLG                              2.510,74
PUR 113774 0                    19-12-2000   17-02-2001            156,72                                    156,72
                                                                   156,72 NLG                                156,72
PUR 113775 0                    19-12-2000   17-02-2001          4.163,18                                  4.163,18
                                                                 4.163,18 NLG                              4.163,18
PUR 113776 0                    19-12-2000   17-02-2001          5,961.20                                  5,961.20
                                                                 5,961.20 NLG                              5,961.20
PUR 113777 0                    19-12-2000   17-02-2001            223,80                                    223,80
                                                                   223,80 NLG                                223,80

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113710 0    2.982,06                  00,00                       00,00                    00,00                          00

PUR 113711 0    4.043,99                  00,00                       00,00                    00,00                          00

PUR 113712 0    1.234,74                  00,00                       00,00                    00,00                          00

PUR 113713 0    2.093,22                  00,00                       00,00                    00,00                          00

PUR 113714 0    1.646,08                  00,00                       00,00                    00,00                          00

PUR 113715 0      167,09                  00,00                       00,00                    00,00                          00

PUR 113716 0      193,17                  00,00                       00,00                    00,00                          00

PUR 113717 0      406,08                  00,00                       00,00                    00,00                          00

PUR 113718 0      446,04                  00,00                       00,00                    00,00                          00

PUR 113748 0       83,12                  00,00                       00,00                    00,00                          00

PUR 113749 0      246,75                  00,00                       00,00                    00,00                          00

PUR 113766 0   21.205,98                  00,00                       00,00                    00,00                          00

PUR 113767 0    8.150,36                  00,00                       00,00                    00,00                          00

PUR 113768 0      676,10                  00,00                       00,00                    00,00                          00

PUR 113769 0    5.041,89                  00,00                       00,00                    00,00                          00

PUR 113770 0      682,68                  00,00                       00,00                    00,00                          00

PUR 113771 0      207,60                  00,00                       00,00                    00,00                          00

PUR 113772 0      312,43                  00,00                       00,00                    00,00                          00

PUR 113773 0    2.510,74                  00,00                       00,00                    00,00                          00

PUR 113774 0      156,72                  00,00                       00,00                    00,00                          00

PUR 113775 0    4.163,18                  00,00                       00,00                    00,00                          00

PUR 113776 0    5.961,20                  00,00                       00,00                    00,00                          00

PUR 113777 0      223,80                  00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113778 0                    19-12-2000   17-02-2001          7.735,15                                  7.735,15
                                                                 7.735,15 NLG                              7.735,15
PUR 113779 0                    20-12-2000   18-02-2001            434,00                                    434,00
                                                                   434,00 NLG                                434,00
PUR 113780 0                    21-12-2000   19-02-2001          1.076,61                                  1.076,61
                                                                 1.076,61 NLG                              1.076,61
PUR 113832 0                    28-12-2000   26-02-2001           -481,87                                   -481,87
                                                                  -481,87 NLG                               -481,87
PUR 113833 0                    28-12-2000   26-02-2001            191,08                                    191,08
                                                                   191,08 NLG                                191,08
PUR 113834 0                    28-12-2000   26-02-2001            191,08                                    191,08
                                                                   191,08 NLG                                191,08
PUR 113835 0                    28-12-2000   26-02-2001            214,44                                    214,44
                                                                   214,44 NLG                                214,44
PUR 113836 0                    28-12-2000   26-02-2001            477,70                                    477,70
                                                                   477,70 NLG                                477,70
                                                               ----------             ---------          ----------
                  Totaal crediteur       068462 in EV          192.466,21                 00,00          192.466,21
                                                               ==========             =========          ==========

Crediteur         : 069140                                        Postbus 12870             Betalingscondities :  3
                    Bijenkorf Magazijn de                                                   Payment 60 days nett
                                                                  Amsterdam Z-o
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113784 0                    12-12-2000   10-02-2001          2.301,86                                  2.301,86
                                                                 2.301,86 NLG                              2.301,86
                                                                ---------             ---------           ---------
                  Totaal crediteur       069140 in EV            2,301.86                 00,00            2,301.86
                                                                =========             =========           =========

Crediteur         : 069426                                        Postbus 90636             Betalingscondities :  3
                    Ernst & Young registeracc                                               Payment 60 days nett
                                                                  's-Gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113792 0                    14-12-2000   12-02-2001         11.750,00                                 11.750,00
                                                                11.750,00 NLG                             11.750,00
PUR 113793 0                    14-12-2000   12-02-2001          5.078,94                                  5.078,94
                                                                 5.078,94 NLG                              5.078,94

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 068462                                        Postbus 483               Betalingscondities :  3
                    Mechanical Part Productie B.V.                                          Payment 60 days nett
                    HIT GROEP                                     DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113778 0     7.735,15                    00,00                     00,00                    00,00                          00

PUR 113779 0       434,00                    00,00                     00,00                    00,00                          00

PUR 113780 0     1.076,61                    00,00                     00,00                    00,00                          00

PUR 113832 0      -481,87                    00,00                     00,00                    00,00                          00

PUR 113833 0       191,08                    00,00                     00,00                    00,00                          00

PUR 113834 0       191,08                    00,00                     00,00                    00,00                          00

PUR 113835 0       214,44                    00,00                     00,00                    00,00                          00

PUR 113836 0       477,70                    00,00                     00,00                    00,00                          00

               ----------                ---------                   -------                  -------                     -------
               157.234,32                35.231,89                     00,00                    00,00                          00
               ==========                =========                   =======                  =======                     =======

Crediteur         : 069140                                        Postbus 12870             Betalingscondities :  3
                    Bijenkorf Magazijn de                                                   Payment 60 days nett
                                                                  Amsterdam Z-o
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113784 0     2.301,86                    00,00                     00,00                    00,00                          00

               ----------                ---------                   -------                  -------                     -------
                 2.301,86                    00,00                     00,00                    00,00                          00
               ==========                =========                   =======                  =======                     =======

Crediteur         : 069426                                        Postbus 90636             Betalingscondities :  3
                    Ernst & Young registeracc                                               Payment 60 days nett
                                                                  's-Gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113792 0    11.750,00                    00,00                     00,00                    00,00                          00

PUR 113793 0     5.078,94                    00,00                     00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 069426                                        Postbus 90636             Betalingscondities :  3
                    Ernst & Young registeracc                                               Payment 60 days nett
                                                                  's-Gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                                ---------             ---------           ---------
                  Totaal crediteur       069426 in EV           16.828,94                 00,00           16.828,94
                                                                =========             =========           =========

Crediteur         : 069582                                        Postbus 5083              Betalingscondities :  2
                    Delft Signaal optronics                                                 Payment 35 days nett
                    Voorheen DIEO                                 DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113791 0                    15-12-2000   19-01-2001          3.889,25                                 3.889,25
                                                                 3.889,25 NLG                             3.889,25
                                                                ---------             ---------          ---------
                  Totaal crediteur       069582 in EV            3.889,25                 00,00           3.889,25
                                                                =========             =========          =========

Crediteur         : 070165                                        Postbus 40102             Betalingscondities :  3
                    Dichtomatik B V                                                         Payment 60 days nett
                                                                  Zwolle
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113368 0                    09-11-2000   08-01-2001            141,61                                    141,61
                                                                   141,61 NLG                                141,61
                                                                ---------             ---------          ----------
                  Totaal crediteur       070165 in EV              141,61                 00,00              141,61
                                                                =========             =========          ==========

Crediteur         : 074985                                        Postbus 1048              Betalingscondities :  3
                    Amatec                                                                  Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113511 0                    30-11-2000   29-01-2001            665,87                                    665,87
                                                                   665,87 NLG                                665,87
PUR 113637 0                    07-12-2000   05-02-2001            133,24                                    133,24
                                                                   133,24 NLG                                133,24
PUR 113696 0                    14-12-2000   12-02-2001            132,77                                    132,77
                                                                   132,77 NLG                                132,77
PUR 113813 0                    22-12-2000   20-02-2001             63,45                                     63,45
                                                                    63,45 NLG                                 63,45

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 069426                                        Postbus 90636             Betalingscondities :  3
                    Ernst & Young registeracc.                                              Payment 60 days nett
                                                                  's-Gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ---------                ---------                   ---------                ---------                   ---------
               16.828,94                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 069582                                        Postbus 5083              Betalingscondities :  2
                    Delft Signaal optronics                                                 Payment 35 days nett
                    Voorheen DIEO                                 DELFT
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113791 0    3.889,25                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                3.889,25                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 070165                                        Postbus 40102             Betalingscondities :  3
                    Dichtomatik B V                                                         Payment 60 days nett
                                                                  Zwolle
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113368 0       00,00                   141,61                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                   141,61                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 074985                                        Postbus 1048              Betalingscondities :  3
                    Amatec                                                                  Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113511 0       00,00                   665,87                       00,00                    00,00                          00

PUR 113637 0      133,24                    00,00                       00,00                    00,00                          00

PUR 113696 0      132,77                    00,00                       00,00                    00,00                          00

PUR 113813 0       63,45                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 074985                                        Postbus 1048              Betalingscondities :  3
                    Amatec                                                                  Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                                ---------             ---------           ---------
                  Totaal crediteur       074985 in EV              995,33                 00,00              995,33
                                                                =========             =========           =========

Crediteur         : 077631                                        Molslaan 2                Betalingscondities :  2
                    Pauline Bloembinders                                                    Payment 35 days nett
                                                                  2611 RM Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113663 0                    04-12-2000   08-01-2000             29,43                                    29,43
                                                                    29,43 NLG                                29,43
                                                                ---------             ---------           --------
                  Totaal crediteur       077631 in EV               29,43                 00,00              29,43
                                                                =========             =========           ========

Crediteur         : 078727                                        Postbus 13                Betalingscondities : 30
                    PHILIPS ANALYTICAL X-RAY BV                                             Payment 30 days nett
                                                                  ALMELO
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113576 0                    28-11-2000   28-12-2000         20.245,25                                 20.245,25
                                                                20.245,25 NLG                             20.245,25
PUR 113664 0                    01-12-2000   31-12-2000          5.052,50                                  5.052,50
                                                                 5.052,50 NLG                              5.052,50
PUR 113665 0                    07-12-2000   06-01-2001         44.539,55                                 44.539,55
                                                                44.539,55 NLG                             44.539,55
PUR 113754 0                    08-12-2000   07-01-2001         14.154,05                                 14.154,05
                                                                14.154,05 NLG                             14.154,05
                                                                ---------             ---------           ---------
                  Totaal crediteur       078727 in EV           83.991,35                 00,00           83.991,35
                                                                =========             =========           =========

Crediteur         : 080624                                        Postbus 1066              Betalingscondities :  3
                    Frantec B V                                                             Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113373 0                    07-11-2000   06-01-2000          2.021,00                                 2.021,00
                                                                 2.021,00 NLG                             2.021,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 074985                                        Postbus 1048              Betalingscondities :  3
                    Amatec                                                                  Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ---------                ---------                   ---------                ---------                   ---------
                  329,46                   665,87                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 077631                                        Molslaan 2                Betalingscondities :  2
                    Pauline Bloembinders                                                    Payment 35 days nett
                                                                  2611 RM Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113663 0       29,43                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   29,43                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 078727                                        Postbus 13                Betalingscondities : 30
                    PHILIPS ANALYTICAL X-RAY BV                                             Payment 30 days nett
                                                                  ALMELO
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113576 0       00,00                20.425,25                       00,00                    00,00                          00

PUR 113664 0    5.052,50                    00,00                       00,00                    00,00                          00

PUR 113665 0   44.539,55                    00,00                       00,00                    00,00                          00

PUR 113754 0   14.154,05                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
               63.746,10                20.245,25                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 080624                                        Postbus 1066              Betalingscondities :  3
                    Frantec B V                                                             Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113373 0       00,00                 2.021,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 080624                                        Postbus 1066              Betalingscondities :  3
                    Frantec B V                                                             Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                                ---------             ---------          ---------
                  Totaal crediteur       080624 in EV            2.021,00                 00,00           2.021,00
                                                                =========             =========          =========

Crediteur         : 082589                                        Postbus 1266              Betalingscondities :  3
                    PROCAM Video Systems B V                                                Payment 60 days nett
                                                                  Purmerend
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113389 0                    09-11-2000   08-01-2001          3.543,80                                  3.543,80
                                                                 3.543,80 NLG                              3.543,80
PUR 113577 0                    23-11-2000   22-01-2001            998,75                                    998,75
                                                                   998,75 NLG                                998,75
                                                                ---------             ---------           ---------
                  Totaal crediteur       082589 in EV            4.542,55                 00,00            4.542,55
                                                                =========             =========           =========

Crediteur         : 088579                                        Hongkongstraat 10-14      Betalingscondities :  3
                    Multi Import                                                            Payment 60 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113564 0                    22-11-2000   21-01-2001            548,78                                    548,78
                                                                   548,78 NLG                                548,78
PUR 113661 0                    05-12-2000   03-02-2001            777,83                                    777,83
                                                                   777,83 NLG                                777,83
PUR 113750 0                    18-12-2000   16-02-2001            332,22                                    332,22
                                                                   332,22 NLG                                332,22
                                                                ---------             ---------           ---------
                  Totaal crediteur       088579 in EV            1.658,83                 00,00            1.658,83
                                                                =========             =========           =========

Crediteur         : 088617                                        Postbus 2115              Betalingscondities :  3
                    Aims NDT BV                                                             Payment 60 days nett
                                                                  1990 AC VELSERBROEK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113285 0                    03-11-2000   02-01-2001            103,40                                    103,40
                                                                   103,40 NLG                                103,40

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 080624                                        Postbus 1066              Betalingscondities :  3
                    Frantec B V                                                             Payment 60 days nett
                                                                  Alphen a/d Rijn
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                 2.021,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 082589                                        Postbus 1266              Betalingscondities :  3
                    PROCAM Video Systems B V                                                Payment 60 days nett
                                                                  Purmerend
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113389 0       00,00                 3.543,80                       00,00                    00,00                          00

PUR 113577 0       00,00                   998,75                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                 4.542,55                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 088579                                        Hongkongstraat 10-14      Betalingscondities :  3
                    Multi Import                                                            Payment 60 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113564 0       00,00                   548,78                       00,00                    00,00                          00

PUR 113661 0      777,83                    00,00                       00,00                    00,00                          00

PUR 113750 0      332,22                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                1.110,05                   548,78                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 088617                                        Postbus 2115              Betalingscondities :  3
                    Aims NDT BV                                                             Payment 60 days nett
                                                                  1990 AC VELSERBROEK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113285 0       00,00                   103,40                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 088617                                        Postbus 2115              Betalingscondities :  3
                    Aims NDT BV                                                             Payment 60 days nett
                                                                  1990 AC VELSERBROEK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113510 0                    30-11-2000   29-01-2001            102,81                                    102,81
                                                                   102,81 NLG                                102,81
PUR 113636 0                    11-12-2000   09-02-2001            129,25                                    129,25
                                                                   129,25 NLG                                129,25
                                                                ---------             ---------           ---------
                  Totaal crediteur       088617 in EV              335,46                 00,00              335,46
                                                                =========             =========           =========

Crediteur         : 123201                                        Matlingeweg 100           Betalingscondities : 30
                    De Klok Logistics (CCBB+NPD)                                            Payment 30 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113657 0                    30-11-2000   30-12-2000            458,40                                    458,40
                                                                   458,40 NLG                                458,40
PUR 113797 0                    15-12-2000   14-01-2001            130,93                                    130,93
                                                                   130,93 NLG                                130,93
                                                                ---------             ---------           ---------
                  Totaal crediteur       123201 in EV              589,33                 00,00              589,33
                                                                =========             =========           =========

Crediteur         : 123400                                        Rotterdamseweg 139a       Betalingscondities : 3
                    Reurings Precisie Plaatwerk                                             Payment 60 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113671 0                    30-11-2000   29-01-2001            117,50                                    117,50
                                                                   117,50 NLG                                117,50
                                                                ---------             ---------           ---------
                  Totaal crediteur       123400 in EV              117,50                 00,00              117,50
                                                                =========             =========           =========

Crediteur         : 123508                                        Postbus 2411              Betalingscondities :  3
                    Corporate Express Tim                                                   Payment 60 days nett
                    Tim                                           Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113128 0                    25-10-2000   24-12-2000            210,94                                    210,94
                                                                   210,94 NLG                                210,94

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 088617                                        Postbus 2115              Betalingscondities :  3
                    Aims NDT BV                                                             Payment 60 days nett
                                                                  1990 AC VELSERBROEK
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113510 0       00,00                   102,81                       00,00                    00,00                          00

PUR 113636 0      129,25                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                  129,25                   206,21                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 123201                                        Matlingeweg 100           Betalingscondities : 30
                    De Klok Logistics (CCBB+NPD)                                            Payment 30 days nett
                                                                  Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113657 0       00,00                   458,40                       00,00                    00,00                          00

PUR 113797 0      130,93                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                  130,93                   458,40                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 123400                                        Rotterdamseweg 139a       Betalingscondities : 3
                    Reurings Precisie Plaatwerk                                             Payment 60 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113671 0       00,00                   117,50                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                   117,50                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 123508                                        Postbus 2411              Betalingscondities :  3
                    Corporate Express Tim                                                   Payment 60 days nett
                    Tim                                           Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113128 0       00,00                    00,00                      210,94                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 123508                                        Postbus 2411              Betalingscondities :  3
                    Corporate Express Tim                                                   Payment 60 days nett
                    Tim                                           Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113254 0                    31-10-2000   30-12-2000            132,72                                    132,72
                                                                   132,72 NLG                                132,72
PUR 113362 0                    08-11-2000   07-01-2001            336,56                                    336,56
                                                                   336,56 NLG                                336,56
PUR 113363 0                    15-11-2000   14-01-2001             95,18                                     95,18
                                                                    95,18 NLG                                 95,18
PUR 113411 0                    22-11-2000   21-01-2001            721,92                                    721,92
                                                                   721,92 NLG                                721,92
PUR 113722 0                    29-11-2000   28-01-2001            231,25                                    231,25
                                                                   231,25 NLG                                231,25
PUR 113723 0                    12-12-2000   10-02-2001            374,40                                    374,40
                                                                   374,40 NLG                                374,40
PUR 113724 0                    13-12-2000   11-02-2001            465,89                                    465,89
                                                                   465,89 NLG                                465,89
PUR 113785 0                    20-12-2000   18-02-2001            216,24                                    216,24
                                                                   216,24 NLG                                216,24
                                                                ---------             ---------           ---------
                  Totaal crediteur       123508 in EV            2.767,10                 00,00            2.767,10
                                                                =========             =========           =========

Crediteur         : 312320                                        Postbus 94524             Betalingscondities :  3
                    World com                                                               Payment 60 days nett
                                                                  AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113431 0                    03-11-2000   02-01-2001             53,17                                     53,17
                                                                    53,17 NLG                                 53,17
PUR 113763 0                    04-12-2000   02-02-2001             64,25                                     64,25
                                                                    64,25 NLG                                 64,25
                                                                ---------             ---------           ---------
                  Totaal crediteur       312320 in EV              117,42                 00,00              117,42
                                                                =========             =========           =========

Crediteur         : 312386                                                                  Betalingscondities :  1
                    Lief H                                                                  Payment 15 days nett
                                                                  Den haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113854 0                    01-12-2000   16-12-2000            910,33                                   910,33
                                                                   910,33 NLG                               910,33

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 123508                                        Postbus 2411              Betalingscondities :  3
                    Corporate Express Tim                                                   Payment 60 days nett
                    Tim                                           Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113254 0       00,00                    00,00                      132,72                    00,00                          00

PUR 113362 0       00,00                   336,56                       00,00                    00,00                          00

PUR 113363 0       00,00                    95,18                       00,00                    00,00                          00

PUR 113411 0       00,00                   721,92                       00,00                    00,00                          00

PUR 113722 0       00,00                   213,25                       00,00                    00,00                          00

PUR 113723 0      374,40                    00,00                       00,00                    00,00                          00

PUR 113724 0      465,89                    00,00                       00,00                    00,00                          00

PUR 113785 0      216,24                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                1.056,53                 1.366,91                      343,66                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312320                                        Postbus 94524             Betalingscondities :  3
                    World com                                                               Payment 60 days nett
                                                                  AMSTERDAM
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113431 0       00,00                    53,17                       00,00                    00,00                          00

PUR 113763 0       64,25                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   64,25                    53,17                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312386                                                                  Betalingscondities :  1
                    Lief H                                                                  Payment 15 days nett
                                                                  Den haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113854 0      910,33                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 312386                                                                  Betalingscondities :  1
                    Lief H                                                                  Payment 15 days nett
                                                                  Den haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

                                                                ---------             ---------           ---------
                  Totaal crediteur       312386 in EV              910,33                 00,00              910,33
                                                                =========             =========           =========

Crediteur         : 312441                                        Boschstraat 6             Betalingscondities :  3
                    AIM bv.                                                                 Payment 60 days nett
                                                                  6442 PB Brunssum
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113252 0                    31-10-2000   30-12-2000            124,29                                    124,29
                                                                   124,29 NLG                                124,29
                                                                ---------             ---------           ---------
                  Totaal crediteur       312441 in EV              124,29                 00,00              124,29
                                                                =========             =========           =========

Crediteur         : 312455                                        Postbus 873               Betalingscondities : 30
                    PNO Consultans                                                          Payment 30 days nett
                                                                  7550 AW Hengelo
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113805 0                    19-12-2000   17-02-2001          1.836,53                                  1.836,53
                                                                 1.836,53 NLG                              1.836,53
                                                                ---------             ---------           ---------
                  Totaal crediteur       312455 in EV            1.836,53                 00,00            1.836,53
                                                                =========             =========           =========

Crediteur         : 312468                                        Einsteinweg 18            Betalingscondities : 30
                    Chicon Computers B.V.                                                   Payment 30 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113720 0                    15-12-2000   14-01-2001            111,90                                    111,90
                                                                   111,90 NLG                                111,90
PUR 113853 0                    18-12-2000   17-01-2001          1.539,74                                  1.539,74
                                                                 1.539,74 NLG                              1.539,74
                                                                ---------             ---------           ---------
                  Totaal crediteur       312468 in EV            1.651,64                 00,00            1.651,64
                                                                =========             =========           =========

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 312386                                                                  Betalingscondities :  1
                    Lief H                                                                  Payment 15 days nett
                                                                  Den haag
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ---------                ---------                   ---------                ---------                   ---------
                  910,33                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312441                                        Boschstraat 6             Betalingscondities :  3
                    AIM bv.                                                                 Payment 60 days nett
                                                                  6442 PB Brunssum
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113252 0       00,00                    00,00                      124,29                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                    00,00                      124,29                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312455                                        Postbus 873               Betalingscondities : 30
                    PNO Consultans                                                          Payment 30 days nett
                                                                  7550 AW Hengelo
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113805 0    1.836,53                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                1.836,53                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312468                                        Einsteinweg 18            Betalingscondities : 30
                    Chicon Computers B.V.                                                   Payment 30 days nett
                                                                  Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113720 0      111,90                    00,00                       00,00                    00,00                          00

PUR 113853 0    1.539,74                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                1.651,64                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 312470                                        Postbus 1000              Betalingscondities :  1
                    Delta LLoyd                                                             Payment 15 days nett
                                                                  1000 BA Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110443 0                    16-12-1999   31-12-1999          9.753,44                                  9.753,44
                                                                 9.753,44 NLG                              9.753,44
PUR 110444 0                    10-11-1999   25-11-1999          1.032,59                                  1.032,59
                                                                 1.032,59 NLG                              1.032,59
PUR 110445 0                    09-11-1999   24-11-1999           -329,64                                   -329,64
                                                                  -329,64 NLG                               -329,64
PUR 112322 0                    04-05-2000   19-05-2000          1.444,94                                  1.444,94
                                                                 1.444,94 NLG                              1.444,94
PUR 113417 0                    02-06-2000   17-06-2000           -154,16                                   -154,16
                                                                  -154,16 NLG                               -154,16
PUR 113418 0                    17-10-2000   01-11-2000          1.350,19                                  1.350,19
                                                                 1.350,19 NLG                              1.350,19
PUR 900322 0                    16-12-1998   31-12-1998         10.852,83                                 10.852,83
                                                                10.852,83 NLG                             10.852,83
PUR 900966 0                    29-04-1999   14-05-1999            212,74                                    212,74
                                                                   212,74 NLG                                212,74
PUR 902331 0                    30-07-1999   14-08-1999          1.855,24                                  1.855,24
                                                                 1.855,24 NLG                              1.855,24
                                                                ---------             ---------           ---------
                  Totaal crediteur       312470 in EV           26.018,17                 00,00           26.018,17
                                                                =========             =========           =========

Crediteur         : 312505                                        Overgoo 13                Betalingscondities :  1
                    Cesmetel SKM                                                            Payment 15 days nett
                                                                  Leidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113862 0                    08-12-2000   23-12-2000          6.930,00                                  6.930,00
                                                                 6.930,00 NLG                              6.930,00
                                                                ---------             ---------           ---------
                  Totaal crediteur       312505 in EV            6.930,00                 00,00            6.930,00
                                                                =========             =========           =========

Crediteur         : 312507                                        Overgoo 13                Betalingscondities :  2
                    Cesmetel O-A                                                            Payment 35 days nett
                                                                  2266 JZ Leidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113863 0                    08-12-2000   12-01-2001         18.711,00                                 18.711,00
                                                                18.711,00 NLG                             18.711,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 312470                                        Postbus 1000              Betalingscondities :  1
                    Delta LLoyd                                                             Payment 15 days nett
                                                                  1000 BA Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 110443 0       00,00                    00,00                       00,00                    00,00                       9.753

PUR 110444 0       00,00                    00,00                       00,00                    00,00                       1.032

PUR 110445 0       00,00                    00,00                       00,00                    00,00                        -329

PUR 112322 0       00,00                    00,00                       00,00                    00,00                       1.444

PUR 113417 0       00,00                    00,00                       00,00                    00,00                        -154

PUR 113418 0       00,00                    00,00                    1.350,19                    00,00                          00

PUR 900322 0       00,00                    00,00                       00,00                    00,00                      10.852

PUR 900966 0       00,00                    00,00                       00,00                    00,00                         212

PUR 902331 0       00,00                    00,00                       00,00                    00,00                       1.855
               ---------                ---------                   ---------                ---------                   ---------
                   00,00                    00,00                    1.350,19                    00,00                      24.667
               =========                =========                   =========                =========                   =========

Crediteur         : 312505                                        Overgoo 13                Betalingscondities :  1
                    Cesmetel SKM                                                            Payment 15 days nett
                                                                  Leidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113862 0    6.930,00                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                6.930,00                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312507                                        Overgoo 13                Betalingscondities :  2
                    Cesmetel O-A                                                            Payment 35 days nett
                                                                  2266 JZ Leidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113863 0   18.711,00                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 312507                                        Overgoo 13                Betalingscondities :  2
                    Cesmetel O-A                                                            Payment 35 days nett
                                                                  2266 JZ teidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND
                                                                ---------             ---------           ---------
                  Totaal crediteur       312507 in EV           18.711.00                 00,00           18.711,00
                                                                =========             =========           =========

Crediteur         : 312517                                        Atoomweg 486              Betalingscondities :  1
                    Goenee Jac.                                                             Payment 15 days nett
                    Opstag en Transport                           3542 AB Utrecht
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113827 0                    22-12-2000   06-01-2001             73,50                                     73,50
                                                                    73,50 NLG                                 73,50
                                                                ---------             ---------           ---------
                  Totaal crediteur       312517 in EV               73,50                 00,00               73,50
                                                                =========             =========           =========

Crediteur         : 312518                                        postbus 181               Betalingscondities :  2
                    Advisie                                                                 Payment 35 days nett
                    automatisering                                3760 AD Soest
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113781 0                    18-12-2000   22-01-2001            682,97                                    682,97
                                                                   682,97 NLG                                682,97
                                                                ---------             ---------           ---------
                  Totaal crediteur       312518 in EV              682,97                 00,00              682,97
                                                                =========             =========           =========

Crediteur         : 312522                                        Zocherweg 2               Betalingscondities :  2
                    Systeemdrukkers de                                                      Payment 35 days nett
                                                                  2613 ZV Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113683 0                    01-12-2000   05-01-2001          1.598,00                                  1.598,00
                                                                 1.598,00 NLG                              1.598,00
PUR 113684 0                    01-12-2000   05-01-2001            539,08                                    539,08
                                                                   539,08 NLG                                539,08
PUR 113745 0                    15-12-2000   19-01-2001            141,00                                    141,00
                                                                   141,00 NLG                                141,00
PUR 113746 0                    15-12-2000   19-01-2001             18,80                                     18,80
                                                                    18,80 NLG                                 18,80

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 312507                                        Overgoo 13                Betalingscondities :  2
                    Cesmetel O-A                                                            Payment 35 days nett
                                                                  2266 JZ teidschendam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

               ---------                ---------                   ---------                ---------                   ---------
               18.711.00                   00,00                        00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312517                                        Atoomweg 486              Betalingscondities :  1
                    Goenee Jac.                                                             Payment 15 days nett
                    Opstag en Transport                           3542 AB Utrecht
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113827 0       73,50                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   73,50                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312518                                        postbus 181               Betalingscondities :  2
                    Advisie                                                                 Payment 35 days nett
                    automatisering                                3760 AD Soest
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113781 0      682,97                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                  682,97                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312522                                        Zocherweg 2               Betalingscondities :  2
                    Systeemdrukkers de                                                      Payment 35 days nett
                                                                  2613 ZV Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113683 0    1.598,00                    00,00                       00,00                    00,00                          00

PUR 113684 0      539,08                    00,00                       00,00                    00,00                          00

PUR 113745 0      141,00                    00,00                       00,00                    00,00                          00

PUR 113746 0       18,80                    00,00                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 312522                                        Zocherweg 2               Betalingscondities :  2
                    Systeemdrukkers de                                                      Payment 35 days nett
                                                                  2613 ZV Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113761 0                    01-12-2000   05-01-2001            117,50                                    117,50
                                                                   117,50 NLG                                117,50
PUR 113851 0                    29-12-2000   02-02-2001             97,69                                     97,69
                                                                    97,69 NLG                                 97,69
                                                                ---------             ---------           ---------
                  Totaal crediteur       312522 in EV            2.512,07                 00,00            2.512,07
                                                                =========             =========           =========

Crediteur         : 312528                                        Prestwickweg 62           Betalingscondities :  1
                    Axis Freight Services                                                   Payment 15 days nett
                                                                  1118 LB Schiphol
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113861 0                    29-12-2000   13-01-2001         12.511,47                                 12.511,47
                                                                12.511,47 NLG                             12.511,47
                                                                ---------             ---------           ---------
                  Totaal crediteur       312528 in EV           12.511,47                 00,00           12.511,47
                                                                =========             =========           =========

Crediteur         : 312544                                        Postbus 6700              Betalingscondities :  1
                    Debitel Nederland                                                       Payment 15 days nett
                                                                  2130 LT Hoofddorp
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113414 0                    01-11-2000   16-11-2000          3.909,16                                  3.909,16
                                                                 3.909,16 NLG                              3.909,16
PUR 113638 0                    23-11-2000   08-12-2000          2.031,88                                  2.031,88
                                                                 2.031,88 NLG                              2.031,88
                                                                ---------             ---------           ---------
                  Totaal crediteur       312544 in EV            5.941,04                 00,00            5.941,04
                                                                =========             =========           =========

Crediteur         : 312548                                        Po Box 20052              Betalingscondities :  3
                    Los en Stichter                                                         Payment 60 days nett
                    Patentbureau                                  1000 HB Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113297 0                    27-10-2000   26-12-2000          8.328,25                                  8.328,25
                                                                 8.328,25 NLG                              8.328,25

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 312522                                        Zocherweg 2               Betalingscondities :  2
                    Systeemdrukkers de                                                      Payment 35 days nett
                                                                  2613 ZV Delft
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113761 0      117,50                    00,00                       00,00                    00,00                          00

PUR 113851 0       97,69                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                2.512,07                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312528                                        Prestwickweg 62           Betalingscondities :  1
                    Axis Freight Services                                                   Payment 15 days nett
                                                                  1118 LB Schiphol
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113861 0   12.511,47                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
               12.511,47                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312544                                        Postbus 6700              Betalingscondities :  1
                    Debitel Nederland                                                       Payment 15 days nett
                                                                  2130 LT Hoofddorp
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113414 0       00,00                 3.909,16                       00,00                    00,00                          00

PUR 113638 0       00,00                 2.031,88                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                 5.941,04                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312548                                        Po Box 20052              Betalingscondities :  3
                    Los en Stichter                                                         Payment 60 days nett
                    Patentbureau                                  1000 HB Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113297 0       00,00                    00,00                    8.328,25                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 312548                                        Po Box 20052              Betalingscondities :  3
                    Los en Stichter                                                         Payment 60 days nett
                    Patentbureau                                  1000 HB Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113298 0                    27-10-2000   26-12-2000         -8.685,60                                 -8.685,60
                                                                -8.685,60 NLG                             -8.685,60
PUR 113741 0                    07-12-2000   05-02-2001            341,92                                    341,92
                                                                   341,92 NLG                                341,92
PUR 113742 0                    14-12-2000   12-02-2001          1.737,82                                  1.737,82
                                                                 1.737,82 NLG                              1.737,82
                                                                ---------             ---------           ---------
                  Totaal crediteur       312548 in EV            1.722,39                 00,00            1.722,39
                                                                =========             =========           =========

Crediteur         : 312552                                        Albert Plesmanweg 77      Betalingscondities :  2
                    Rhowax Kroonint.                                                        Payment 35 days nett
                                                                  3088 GB Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113738 0                    13-12-2000   17-01-2001            143,94                                    143,94
                                                                   143,94 NLG                                143,94
                                                                ---------             ---------           ---------
                  Totaal crediteur       312552 in EV              143,94                 00,00              143,94
                                                                =========             =========           =========

Crediteur         : 312553                                        Postbus 34                Betalingscondities :  2
                    TENHAGENSTAM                                                            Payment 35 days nett
                    Uitgevers                                     2501 AG S'gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113627 0                    30-11-2000   04-01-2001             12,90                                     12,90
                                                                    12,90 NLG                                 12,90
                                                                ---------             ---------           ---------
                  Totaal crediteur       312553 in EV               12,90                 00,00               12,90
                                                                =========             =========           =========

Crediteur         : 503703                                        Postfach 105025           Betalingscondities :  3
                    Hoesch Rothe Erde                                                       Payment 60 days nett
                                                                  Dortmund 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 112902 0                    27-09-2000   26-11-2000          6.110,67                                  6.110,67
                                                               2772,90    EUR                            2772,90

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 312548                                        Po Box 20052              Betalingscondities :  3
                    Los en Stichter                                                         Payment 60 days nett
                    Patentbureau                                  1000 HB Amsterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113298 0       00,00                    00,00                   -8.685,60                    00,00                          00

PUR 113741 0      341,92                    00,00                       00,00                    00,00                          00

PUR 113742 0    1.737,82                    00,00                       00,00                    00,00                          00
               ---------                ---------                   ---------                ---------                   ---------
                2.079,74                    00,00                     -357,35                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312552                                        Albert Plesmanweg 77      Betalingscondities :  2
                    Rhowax Kroonint.                                                        Payment 35 days nett
                                                                  3088 GB Rotterdam
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113738 0      143,94                    00,00                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                  143,94                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 312553                                        Postbus 34                Betalingscondities :  2
                    TENHAGENSTAM                                                            Payment 35 days nett
                    Uitgevers                                     2501 AG S'gravenhage
Groep             : 1                                                                       Land               : NL
                    Crediteuren Derden NL                                                   NEDERLAND

PUR 113627 0       00,00                    12,90                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                    12,90                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 503703                                        Postfach 105025           Betalingscondities :  3
                    Hoesch Rothe Erde                                                       Payment 60 days nett
                                                                  Dortmund 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 112902 0       00,00                    00,00                       00,00                 6.110,67                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 503703                                        Postfach 105025           Betalingscondities :  3
                    Hoesch Rothe Erde                                                       Payment 60 days nett
                                                                  Dortmund 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

               ADE    362000 3    30-11-2000                                              00,00
                                                                                       00,00    DEM
                                                                ---------             ---------           ---------
                  Totaal crediteur       503703 in EV            6.110,67                 00,00            6.110,67
                                                                =========             =========           =========

Crediteur         : 504777                                        Suite D2, Melville Court  Betalingscondities : 30
                    NONIUS UK Ltd.                                Spilsby Road, Romford     Payment 30 days nett
                                                                  Essex RM3 8SB
Groep             : 2                                                                       Land               : GB
                    Crediteuren Derden EU                                                   GREAT BRITAIN

PUR 113765 0                      08-12-2000 07-01-2001         18.610,90                                 17.338,95
                                                               4894,00    GBP                            4894,00
               INC 21000002 0     31-12-2000                                           1.271,95
                                                                                       00,00 GBP
                                                                ---------             ---------           ---------
                  Totaal crediteur       504777 in EV           18.610,90              1.271,95           17.338,95
                                                                =========             =========           =========

Crediteur         : 512680                                        Hohes Gestade 14          Betalingscondities :  6
                    Ferrofluidics Gmbh.                                                     Payment 9  days nett
                                                                  D-72622 Nuertingen
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 113527 0                      29-11-2000 08-12-2000          3.852,19                                  3.852,19
                                                               3419,00    DEM                            3419,00
                                                                ---------             ---------           ---------
                  Totaal crediteur       512680 in EV            3.852,19                 00,00            3.852,19
                                                                =========             =========           =========

Crediteur         : 516287                                        Kartnerstrasse 322        Betalingscondities :  3
                    Anton Paar KG                                                           Payment 60 days nett
                                                                  Graz
Groep             : 2                                                                       Land               : AT
                    Crediteuren Derden EU                                                   AUSTRIA

PUR 113217 0                      25-10-2000 24-12-2000            106,18                                    106,18
                                                                663,00    ATS                             663,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 503703                                        Postfach 105025           Betalingscondities :  3
                    Hoesch Rothe Erde                                                       Payment 60 days nett
                                                                  Dortmund 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                    00,00                       00,00                 6.110,67                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 504777                                        Suite D2, Melville Court  Betalingscondities : 30
                    NONIUS UK Ltd.                                Spilsby Road, Romford     Payment 30 days nett
                                                                  Essex RM3 8SB
Groep             : 2                                                                       Land               : GB
                    Crediteuren Derden EU                                                   GREAT BRITAIN

PUR 113765 0   17.338,95                    00,00                       00,00                    00,00                          00



               ---------                ---------                   ---------                ---------                   ---------
               17.338,95                    00,00                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 512680                                        Hohes Gestade 14          Betalingscondities :  6
                    Ferrofluidics Gmbh.                                                     Payment 9 days nett
                                                                  D-72622 Nuertingen
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 113527 0       00,00                 3.852,19                       00,00                    00,00                          00

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                 3.852,19                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 516287                                        Kartnerstrasse 322        Betalingscondities :  3
                    Anton Paar KG                                                           Payment 60 days nett
                                                                  Graz
Groep             : 2                                                                       Land               : AT
                    Crediteuren Derden EU                                                   AUSTRIA

PUR 113217 0       00,00                    00,00                      106,18                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 516287                                        Kartnerstrasse 322        Betalingscondities :  3
                    Anton Paar KG                                                           Payment 60 days nett
                                                                  Graz
Groep             : 2                                                                       Land               : AT
                    Crediteuren Derden EU                                                   AUSTRIA

                                                                ---------             ---------           ---------
                  Totaal crediteur       516287 in EV              106,18                 00,00              106,18
                                                                =========             =========           =========

Crediteur         : 517437                                        Westring 11               Betalingscondities :  3
                    Syma-System Gmbh                                                        Payment 60 days nett
                                                                  Hilden 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 113499 0                      15-11-2000 14-01-2001            991,10                                    991,10
                                                                879,65    DEM                             879,65
                                                                ---------             ---------           ---------
                  Totaal crediteur       517437 in EV              991,10                 00,00              991,10
                                                                =========             =========           =========

Crediteur         : 525448                                        15, RUE PAUL LANGEVIN     Betalingscondities : 30
                    NONIUS FRANCE                                                           Payment 30 days nett
                                                                  SEVRAN
Groep             : 2                                                                       Land               : FR
                    Crediteuren Derden EU                                                   FRANCE

PUR  97930 0                      29-12-1997 27-02-1998         -8.035,13                                 -8.022,00
                                                             -23875,00    FRF                          -23875,00
               INC 99000023 0     31-08-2000                                             -13,13
                                                                                       00,00    FRF

PUR  99370 0                      23-04-1998 22-06-1998          3.889,66                                  3.892,56
                                                              11585,00    FRF                           11585,00
               INC 99000023 0     31-08-2000                                             -02,90
                                                                                       00,00    FRF

PUR  99746 0                      29-05-1998 28-07-1998          7.288,77                                  7.289,86
                                                              21696,00    FRF                           21696,00
               INC 99000023 0     31-08-2000                                             -01,09
                                                                                       00,00    FRF

PUR 100576 0                      28-07-1998 26-09-1998          1.080,74                                  1.080,58
                                                               3216,00    FRF                            3216,00
               INC 99000023 0     31-08-2000                                              00,16
                                                                                       00,00    FRF

PUR 100577 0                      28-07-1998 26-09-1998          7.762,76                                  7.761,60
                                                              23100,00    FRF                           23100,00
               INC 99000023 0     31-08-2000                                              01,16
                                                                                       00,00    FRF

PUR 101298 0                      25-09-1998 24-11-1998            473,97                                    473,76
                                                               1410,00    FRF                            1410,00

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 516287                                        Kartnerstrasse 322        Betalingscondities :  3
                    Anton Paar KG                                                           Payment 60 days nett
                                                                  Graz
Groep             : 2                                                                       Land               : AT
                    Crediteuren Derden EU                                                   AUSTRIA

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                    00,00                      106,18                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 517437                                        Westring 11               Betalingscondities :  3
                    Syma-System Gmbh                                                        Payment 60 days nett
                                                                  Hilden 1
Groep             : 2                                                                       Land               : DE
                    Crediteuren Derden EU                                                   GERMANY

PUR 113499 0       00,00                   991,10                       00,00                    00,00                          00
               ---------                ---------                   ---------                ---------                   ---------
                   00,00                   991,10                       00,00                    00,00                          00
               =========                =========                   =========                =========                   =========

Crediteur         : 525448                                        15, RUE PAUL LANGEVIN     Betalingscondities : 30
                    NONIUS FRANCE                                                           Payment 30 days nett
                                                                  SEVRAN
Groep             : 2                                                                       Land               : FR
                    Crediteuren Derden EU                                                   FRANCE

PUR  97930 0       00,00                    00,00                       00,00                    00,00                      -8.022



PUR  99370 0       00,00                    00,00                       00,00                    00,00                       3.892



PUR  99746 0       00,00                    00,00                       00,00                    00,00                       7.289



PUR 100576 0       00,00                    00,00                       00,00                    00,00                       1.080



PUR 100577 0       00,00                    00,00                       00,00                    00,00                       7.761



PUR 101298 0       00,00                    00,00                       00,00                    00,00                         473

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-------------------------------------------------------------------------------------------------------------------
Factuur        Document        Fact.datum/   Vervaldat.   Fact.bedrag EV /      Bet. bedrag EV /      Saldo in EV /
               bet. onderweg   Betaaldatum                Fact.bedrag VV Val.   Bet. bedrag VV Val.     Saldo in VV
-------------------------------------------------------------------------------------------------------------------
Crediteur         : 525448                                        15, RUE PAUL LANGEVIN     Betalingscondities : 30
                    NONIUS FRANCE                                                           Payment 30 days nett
                                                                  SEVRAN
Groep             : 2                                                                       Land               : FR
                    Crediteuren Derden EU                                                   FRANCE

               INC 99000023 0     31-08-2000                                              00,21
                                                                                       00,00    FRF
PUR 111343 0                      17-05-2000 16-06-2000            867,24                                    867,24
                                                               2581,08    FRF                            2581,08
PUR 111585 0                      14-06-2000 14-07-2000         20.563,20                                 20.563,20
                                                              61200,00    FRF                           61200,00
PUR 112039 0                      27-07-2000 26-08-2000          6.592,32                                  6.592,32
                                                              19620,00    FRF                           19620,00
PUR 112604 0                      31-08-2000 30-09-2000          3.206,11                                  3.206,11
                                                               9542,00    FRF                            9542,00
PUR 112897 0                      27-09-2000 27-10-2000          1.322,16                                  1.322,16
                                                               3935,00    FRF                            3935,00
PUR 113565 0                      30-11-2000 30-12-2000            808,08                                    808,08
                                                               2405,00    FRF                            2405,00
PUR 113566 0                      30-11-2000 30-12-2000          2.348,51                                  2.348,51
                                                               6989,60    FRF                            6989,60
PUR 902621 0                      30-11-1999 30-12-1999          2.430,96                                  2.430,96
                                                               7235,00    FRF                            7235,00
PUR 902622 0                      30-11-1999 30-12-1999          4.084,48                                  4.084,48
                                                              12156,19    FRF                           12156,19
PUR 902823 0                      23-12-1999 22-01-2000          2.714,21                                  2.714,21
                                                               8078,00    FRF                            8078,00
                                                                ---------             ---------           ---------
                  Totaal crediteur       525448 in EV           57.398,04                -15,59           57.413,63
                                                                =========             =========           =========

Crediteur         : 526584                                        3 BLENHEIM OFFICE PARK    Betalingscondities : 2
                    OXFORD CRYOSYSTEMS                              LOWER R                 Payment 35 days nett
                                                                  FAX: +44 1993 883988
                                                                  LONG HANBOROUGH OXFORD
Groep             : 2                                                                       Land              : GB
                    Crediteuren Derden EU                                                   GREAT BRITAIN

PUR 113569 0                      23-11-2000 28-12-2000         58.225,62                                 54.246,23
                                                              15311,25    GBP                           15311,25
               INC 21000002 0     31-12-2000                                           3.979,39
                                                                                       00,00    GBP
PUR 113570 0                      23-11-2000 28-12-2000         51.123,89                                 47.629,86
                                                              13443,75    GBP                           13443,75
               INC 21000002 0     31-12-2000                                           3.494,03
                                                                                       00,00    GBP
PUR 113571 0                      24-11-2000 29-12-2000            255,17                                    237,73
                                                                 67,10    GBP                              67,10
               INC 21000002 0     31-12-2000                                              17,44
                                                                                       00,00    GBP

----------------------------------------------------------------------------------------------------------------------------------
Factuur        ---------------------------------------------------------Open bedrag in EV Tussen----------------------------------
                    1                        2                           3                       4                          6
----------------------------------------------------------------------------------------------------------------------------------
Crediteur         : 525448                                        15, RUE PAUL LANGEVIN     Betalingscondities : 30
                    NONIUS FRANCE                                                           Payment 30 days nett
                                                                  SEVRAN
Groep             : 2                                                                       Land               : FR
                    Crediteuren Derden EU                                                   FRANCE

PUR 111343 0       00,00                    00,00                       00,00                    00,00                         867

PUR 111585 0       00,00                    00,00                       00,00                    00,00                      20.563

PUR 112039 0       00,00                    00,00                       00,00                    00,00                       6.592

PUR 112604 0       00,00                    00,00                       00,00                 3.206,11                          00

PUR 112897 0       00,00                    00,00                       00,00                 1.322,16                          00

PUR 113565 0       00,00                   808,08                       00,00                    00,00                          00

PUR 113566 0       00,00                 2.348,51                       00,00                    00,00                          00

PUR 902621 0       00,00                    00,00                       00,00                    00,00                       2.430

PUR 902622 0       00,00                    00,00                       00,00                    00,00                       4.084

PUR 902823 0       00,00                    00,00                       00,00                    00,00                       2.714

               ---------                ---------                   ---------                ---------                   ---------
                   00,00                 3.156,59                       00,00                 4.528,27                      57.413
               =========                =========                   =========                =========                   =========

Crediteur         : 526584                                 3 BLENHEIM OFFICE PARK LOWER R   Betalingscondities : 2
                    OXFORD CRYOSYSTEMS                     FAX: +44 1993 883988             Payment 35 days nett
                                                           LONG HANBOROUGH OXFORD
Groep             : 2                                                                       Land           : GB
                    Crediteuren Derden EU                                                   GREAT BRITAIN

PUR 113569 0       00,00                54.246,23                       00,00                    00,00                          00



PUR 113570 0       00,00                47.629,86                       00,00                    00,00                          00



PUR 113571 0       00,00                   237,73                       00,00                    00,00                          00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 526584                         3 BLENHEIM OFFICE PARK LOWER R       Betalingscondities : 2
                     OXFORD CRYOSYSTEMS             FAX: +44 1993 883988                 Payment 35 days nett
                                                    LONG HANBOROUGH OXFORD
Groep              : 2                                                                   Land               : GB
                     Crediteuren Derden EU                                               GREAT BRITAIN

PUR 113572 0                       24-11-2000    29-12-2000          -39,36                                       -36,67
                                                                  -10,35    GBP                                -10,35
                INC 21000002 0     31-12-2000                                              -02,69
                                                                                         00,00    GBP
PUR 113573 0                       27-11-2000    01-01-2001       58.225,62                                    54.246,23
                                                                15311,25    GBP                              15311,25
                INC 21000002 0     31-12-2000                                            3.979,39
                                                                                         00,00    GBP
PUR 113574 0                       27-11-2000    01-01-2001       58.225,62                                    54.246,23
                                                                15311,25    GBP                              15311,25
                INC 21000002 0     31-12-2000                                            3.979,39
                                                                                         00,00    GBP
PUR 113752 0                       07-12-2000    11-01-2001       14.365,08                                    13.383,30
                                                                 3777,50    GBP                               3777,50
                INC 21000002 0     31-12-2000                                              981,78
                                                                                         00,00    GBP
PUR 113804 0                       18-12-2000    22-01-2001       58.225,62                                    54.246,23
                                                                15311,25    GBP                              15311,25
                INC 21000002 0     31-12-2000                                            3.979,39
                                                                                         00,00    GBP
                                                                -----------           -----------            -----------
                Totaal crediteur                 526584 in EV    298.607,26             20.408,12             278.199,14
                                                                ===========           ===========            ===========

Crediteur          : 527857                         Segeberger Chaussee 34               Betalingscondities :  2
                     X-RAY RESEARCH                                                      Payment 35 days nett
                                                    Hamburg
Groep              : 2                                                                   Land               : DE
                     Crediteuren Derden EU                                               GERMANY

PUR 112803 0                       18-07-2000    22-08-2000        3.605,44                                        00,24
                                                                 3200,00    DEM                                 00,00
                ABN 1742000 6      06-10-2000                                            3.605,56
                                                                                         3.200,11 NLG
                INC 99000025 0     26-10-2000                                              -00,12
                                                                                        -00,11    DEM
                INC 99000026 0     31-10-2000                                              -00,24
                                                                                         00,00    DEM
                                                                -----------           -----------            -----------
                Totaal crediteur                 527857 in EV      3.605,44              3.605,20                  00,24
                                                                ===========           ===========            ===========

---------------------------------------------------------------------------------------
Factuur         --------------------------Open bedrag in EV Tussen---------------------
                      1             2               3             4              6
---------------------------------------------------------------------------------------
Crediteur          : 526584                         3 BLENHEIM OFFICE PARK LOWER R       Betalingscondities : 2
                     OXFORD CRYOSYSTEMS             FAX: +44 1993 883988                 Payment 35 days nett
                                                    LONG HANBOROUGH OXFORD
Groep              : 2                                                                   Land               : GB
                     Crediteuren Derden EU                                               GREAT BRITAIN

PUR 113572 0          00,00         -36,67          00,00          00,00             00



PUR 113573 0          00,00      54.246,23          00,00          00,00             00



PUR 113574 0          00,00      54.246,23          00,00          00,00             00



PUR 113752 0      13.383,30          00,00          00,00          00,00             00



PUR 113804 0      54.246,23          00,00          00,00          00,00             00



                -----------    -----------    -----------    -----------    -----------
                  67.629,53     210.569,61          00,00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527857                         Segeberger Chaussee 34               Betalingscondities :  2
                     X-RAY RESEARCH                                                      Payment 35 days nett
                                                    Hamburg
Groep              : 2                                                                   Land               : DE
                     Crediteuren Derden EU                                               GERMANY

PUR 112803 0          00,00          00,00          00,00          00,00             00







                -----------    -----------    -----------    -----------    -----------
                      00,00          00,00          00.00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 527871                         Gubelstrasse 37                      Betalingscondities :  2
                     Prophysics AG                                                       Payment 35 days nett
                                                    CH 8050 Zurich
Groep              : 2                                                                   Land               : CH
                     Crediteuren Derden EU                                               SWITZERLAND

PUR 111388 0                       12-05-2000    16-06-2000           70,14                                        73,14
                                                                   50,00    CHF                                 50,00
                INC 99000023 0     31-08-2000                                              -01,00
                                                                                         00,00    CHF
                INC 99000024 0     30-09-2000                                              -01,09
                                                                                         00,00    CHF
                INC 99000026 0     31-10-2000                                              -00,29
                                                                                         00,00    CHF
                INC 99000027 0     30-11-2000                                              -00,62
                                                                                         00,00    CHF
                                                                -----------           -----------            -----------
                Totaal crediteur                 527871 in XV         70,14                -03,00                  73,14
                                                                ===========           ===========            ===========

Crediteur          : 527878                         d-50943 Koln                         Betalingscondities :   3
                     Leybold vakuum gmbh                                                 Payment 60 days nett
                                                    d-50943 Koln
Groep              : 2                                                                   Land               :  DE
                     Crediteuren Derden EU                                               GERMANY

PUR 113658 0                       01-12-2000    30-01-2001        2.545,77                                     2.545,77
                                                                 1155,22    EUR                               1155,22
PUR 113659 0                       01-12-2000    30-01-2001          339,77                                       339,77
                                                                  154,18    EUR                                154,18
PUR 113688 0                       13-11-2000    12-01-2001        1.980,00                                     1.980,00
                                                                   1.980,00 NLG                                 1.980,00
                                                                -----------           -----------            -----------
                Totaal crediteur                 527878 in EV      4.865,54                 00.00               4.865,54
                                                                ===========           ===========            ===========

Crediteur          : 522007                         1-5-1 Shin-Yokohama                  Betalingscondities :  5
                     Mac Science Co Ltd                                                  Payment 90 days nett
                                                    KOHOKU-KU Yokohama 222
Groep              : 3                                                                   Land               : JP
                     Crediteuren Derden RoW                                              JAPAN

PUR 113215 0                       18-10-2000    16-01-2001        4.194,00                                     4.104,00
                                                                  180000    JPY                                180000
                INC 99000026 0     31-10-2000                                             -126,00
                                                                                             0    JPY
                INC 99000027 0     30-11-2000                                              216,00
                                                                                             0    JPY

---------------------------------------------------------------------------------------
Factuur         ----------------------------Open bedrag in EV Tussen-------------------
                      1             2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 527871                         Gubelstrasse 37                      Betalingscondities :  2
                     Prophysics AG                                                       Payment 35 days nett
                                                    CH 8050 Zurich
Groep              : 2                                                                   Land               : CH
                     Crediteuren Derden EU                                               SWITZERLAND

PUR 111388 0          00,00          00,00          00,00          00,00             73









                -----------    -----------    -----------    -----------    -----------
                      00,00          00,00          00,00          00.00             73
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527878                         d-50943 Koln                         Betalingscondities :   3
                     Leybold vakuum gmbh                                                 Payment 60 days nett
                                                    d-50943 Koln
Groep              : 2                                                                   Land               :  DE
                     Crediteuren Derden EU                                               GERMANY

PUR 113658 0       2.545,77          00,00          00,00          00,00             00

PUR 113659 0         339,77          00,00          00,00          00,00             00

PUR 113688 0          00,00       1.980,00          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                   2.885,54       1.980,00          00,00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 522007                         1-5-1 Shin-Yokohama                  Betalingscondities :  5
                     Mac Science Co Ltd                                                  Payment 90 days nett
                                                    KOHOKU-KU Yokohama 222
Groep              : 3                                                                   Land               : JP
                     Crediteuren Derden RoW                                              JAPAN

PUR 113215 0          00,00          00,00       4.104,00          00,00             00





Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 522007                         1-5-1 Shin-Yokohama                  Betalingscondities :  5
                     Mac Science Co Ltd                                                  Payment 90 days nett
                                                    KOHOKU-KU Yokohama 222
Groep              : 3                                                                   Land               : JP
                     Crediteuren Derden RoW                                              JAPAN

                                                                -----------           -----------            -----------
                Totaal crediteur                 522007 in EV      4.194,00                 90,00               4.104,00
                                                                ===========           ===========            ===========

Crediteur          : 526053                         3660 Quakerbridge Road               Betalingscondities : 45
                     Roper Scientific                                                    Payment 45 days nett
                                                    TRENTON 08619
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 112073 0                       31-07-2000    14-09-2000      101.023,49                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000023 0     31-08-2000                                           -3.505,32
                                                                                         00.00    USD
                INC 99000024 0     30-09-2000                                           -2.188,70
                                                                                         00.00    USD
                INC 99000026 0     31-10-2000                                           -4.347,79
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            3.458,76
                                                                                         00.00    USD
PUR 112074 0                       31-07-2000    14-09-2000      101.023,49                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000023 0     31-08-2000                                           -3.505,32
                                                                                         00.00    USD
                INC 99000024 0     30-09-2000                                           -2.188,70
                                                                                         00.00    USD
                INC 99000026 0     31-10-2000                                           -4.347,79
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            3.458,76
                                                                                         00.00    USD

PUR 112469 0                       31-08-2000    15-10-2000      104.528,81                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000024 0     30-09-2000                                           -2.188,70
                                                                                         00.00    USD
                INC 99000026 0     31-10-2000                                           -4.347,79
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            3.458,76
                                                                                         00.00    USD

---------------------------------------------------------------------------------------
Factuur         ----------------------------Open bedrag in EV Tussen-------------------
                     1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 522007                         1-5-1 Shin-Yokohama                  Betalingscondities :  5
                     Mac Science Co Ltd                                                  Payment 90 days nett
                                                    KOHOKU-KU Yokohama 222
Groep              : 3                                                                   Land               : JP
                     Crediteuren Derden RoW                                              JAPAN

                -----------    -----------    -----------    -----------    -----------
                      00,00          00,00       4.104,00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 526053                         3660 Quakerbridge Road               Betalingscondities : 45
                     Roper Scientific                                                    Payment 45 days nett
                                                    TRENTON 08619
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 112073 0          00,00          00,00          00,00          00,00        104.867











PUR 112074 0          00,00          00,00          00,00          00,00        104.867












PUR 112469 0          00,00          00,00          00,00     104.867,48             00









Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 526053                         3660 Quakerbridge Road               Betalingscondities : 45
                     Roper Scientific                                                    Payment 45 days nett
                                                    TRENTON 08619
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 113227 0                       24-10-2000    08-12-2000      106.717,51                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000026 0     31-10-2000                                           -4.347,79
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                             3.458,76
                                                                                         00.00    USD
PUR 113309 0                       30-10-2000    14-12-2000      106.717,51                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                             -889,03
                                                                                         00.00    USD
PUR 113310 0                       31-10-2000    15-12-2000      111.065,30                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            3.458,76
                                                                                         00.00    USD
PUR 113311 0                       31-10-2000    15-12-2000      111.065,30                                   104.867,48
                                                                42334.78    USD                              42334.78
                INC 21000001 0     31-12-2000                                            2.739,06
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            3.458,76
                                                                                         00.00    USD
PUR 113811 0                       28-12-2000    11-02-2001     -107.606,54                                  -104.867,48
                                                               -42334.78    USD                             -42334.78
                INC 21000001 0     31-12-2000                                           -2.739,06
                                                                                         00.00    USD
PUR 113812 0                       28-12-2000    11-02-2001     -107.606,54                                  -104.867,48
                                                               -42334.78    USD                             -42334.78
                INC 21000001 0     31-12-2000                                           -2.739,06
                                                                                         00.00    USD
                                                                -----------           -----------            -----------
                Totaal crediteur                 526053 in EV    526.928,33              2.590,93             524.337,40
                                                                ===========           ===========            ===========

---------------------------------------------------------------------------------------
Factuur         -------------------------Open bedrag in EV Tussen----------------------
                      1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 526053                         3660 Quakerbridge Road               Betalingscondities : 45
                     Roper Scientific                                                    Payment 45 days nett
                                                    TRENTON 08619
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 113227 0          00,00          00,00     104.867,48          00,00             00







PUR 113309 0          00,00          00,00     104.867,48          00,00             00





PUR 113310 0          00,00          00,00     104.867,48          00,00             00





PUR 113311 0          00,00          00,00     104.867,48          00,00             00





PUR 113811 0    -104.867,48          00,00          00,00          00,00             00



PUR 113812 0    -104.867,48          00,00          00,00          00,00             00



                -----------    -----------    -----------    -----------    -----------
                -209.734,96          00,00     419.469,92     104.867,48        209.734
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527855                      455 Rookwood                            Betalingscondities :  3
                     HKL Research                                                        Payment 60 days nett
                                                 Charlottesville VA 22903
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 527855                         455 Rookwood                         Betalingscondities :  3
                     HKL Research                                                        Payment 60 days nett
                                                    Charlottesville VA 22903
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 113374 0                       03-11-2000    02-01-2001        7.608,15                                     7.371,22
                                                                 2900.00    USD                               2900.00
                INC 99000027 0     30-11-2000                                              236,93
                                                                                         00.00    USD
PUR 113375 0                       08-11-2000    07-01-2001       68.211,00                                    66.086,80
                                                                26000.00    USD                              26000.00
                INC 99000027 0     30-11-2000                                            2.124,20
                                                                                         00.00    USD
PUR 113794 0                       12-04-2000    11-06-2000       30.076,80                                    32.202,30
                                                                13000.00    USD                              13000.00
                INC 21000001 0     31-12-2000                                           -2.125,50
                                                                                         00.00    USD
PUR 113795 0                       05-12-2000    03-02-2001       33.043,40                                    32.202,30
                                                                13000.00    USD                              13000.00
                INC 21000001 0     31-12-2000                                              841,10
                                                                                         00.00    USD
PUR 113829 0                       11-12-2000    09-02-2001       81.337,60                                    79.267,20
                                                                32000.00    USD                              32000.00
                INC 21000001 0     31-12-2000                                            2.070,40
                                                                                         00.00    USD
PUR 113830 0                       19-12-2000    17-02-2001       40.668,80                                    39.633,60
                                                                16000.00    USD                              16000.00
                INC 21000001 0     31-12-2000                                            1.035,20
                                                                                         00.00    USD
                                                                -----------           -----------            -----------
                Totaal crediteur                 527855 in XV    260.945,75              4.182,33             256.763,42
                                                                ===========           ===========            ===========

Crediteur          : 527865                         1788 Northwood Drive                 Betalingscondities :  3
                     Osmic Inc.                                                          Payment 60 days nett
                                                    Troy, Michigan
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 112855 0                       21-09-2000    20-11-2000       84.109,64                                    86.586,16
                                                                34064.90    USD                              34064.90
                INC 99000024 0     30-09-2000                                           -1.761,16
                                                                                         00.00    USD
                INC 99000026 0     31-10-2000                                           -3.498,47
                                                                                         00.00    USD
                INC 99000027 0     30-11-2000                                            2.783,11
                                                                                         00.00    USD
PUR 113803 0                       14-12-2000    12-02-2001      173.075,86                                   168.670,32
                                                                68091.85    USD                              68091.85

---------------------------------------------------------------------------------------
Factuur          ------------------------Open bedrag in EV Tussen----------------------
                      1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 527855                         455 Rookwood                         Betalingscondities :  3
                     HKL Research                                                        Payment 60 days nett
                                                    Charlottesville VA 22903
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 113374 0          00,00       7.371,22          00,00          00,00             00



PUR 113375 0          00,00      66.086,80          00,00          00,00             00



PUR 113794 0          00,00          00,00          00,00          00,00         32.202



PUR 113795 0      32.202,30          00,00          00,00          00,00             00



PUR 113829 0      79.267,20          00,00          00,00          00,00             00



PUR 113830 0      39.633,60          00,00          00,00          00,00             00



                -----------    -----------    -----------    -----------    -----------
                 151.103,10      73.458,02          00.00          00,00         32.202
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527865                         1788 Northwood Drive                 Betalingscondities :  3
                     Osmic Inc.                                                          Payment 60 days nett
                                                    Troy, Michigan
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

PUR 112855 0          00,00          00,00          00,00      86.586,16             00







PUR 113803 0     168.670,32          00,00          00,00          00,00             00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 527865                         1788 Northwood Drive                 Betalingscondities :  3
                     Osmic Inc.                                                          Payment 60 days nett
                                                    Troy, Michigan
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.

                INC 21000001 0     31-12-2000                                            4.405,54
                                                                                         00.00    USD
PUR 900236 0                       27-01-1999    28-03-1999           01,89                                        00,21
                                                                   01.00    USD                                 00.00
                INC 99000023 0     31-08-2000                                              -00,21
                                                                                         00.00    USD
                MDC 99000017 8     22-04-1999                                               01,89
                                                                                            01,00 NLG
                                                                -----------           -----------            -----------
                Totaal crediteur                 527865 in EV    257.187,39              1.930,70             255.256,69
                                                                ===========           ===========            ===========

Crediteur          : 123207                         Rontgenweg 1                         Betalingscondities :  2
                     Delft Instruments facilities                                        Payment 35 days nett
                     Rontgenweg Beheer B.V.         Delft
Groep              : 4                                                                   Land               : NL
                     Crediteuren InterC NL                                               NEDERLAND

PUR 112065 0                       31-07-2000    04-09-2000       59.070,00                                     6.000,00
                                                                  59.070,00 NLG                                 6.000,00
                ABN 1572000 #      11-09-2000                                           53.070,00
                                                                                        53.070,00 NLG
PUR 112215 0                       10-08-2000    14-09-2000       59.070,00                                     6.000,00
                                                                  59.070,00 NLG                                 6.000,00
                ABN 1662000 #      25-09-2000                                           53.070,00
                                                                                        53.070,00 NLG
PUR 112485 0                       06-09-2000    11-10-2000       58.674,00                                     6.000,00
                                                                  58.674,00 NLG                                 6.000,00
                ABN 1752000 #      09-10-2000                                           52.674,00
                                                                                        52.674,00 NLG
PUR 113018 0                       10-10-2000    14-11-2000       58.872,00                                     6.000,00
                                                                  58.872,00 NLG                                 6.000,00
                ABN 2142000 #      06-12-2000                                           52.872,00
                                                                                        52.872,00 NLG
PUR 113366 0                       09-11-2000    14-12-2000       58.872,00                                     6.000,00
                                                                  58.872,00 NLG                                 6.000,00
                ABN 2222000 #      19-12-2000                                           52.872,00
                                                                                        52.872,00 NLG
PUR 113520 0                       23-11-2000    28-12-2000          738,02                                       738,02
                                                                     738,02 NLG                                   738,02
PUR 113521 0                       23-11-2000    28-12-2000          459,13                                       459,13
                                                                     459,13 NLG                                   459,13
PUR 113522 0                       30-11-2000    04-01-2001           82,80                                        82,80
                                                                      82,80 NLG                                    82,80

---------------------------------------------------------------------------------------
Factuur          ------------------------Open bedrag in EV Tussen----------------------
                      1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 527865                         1788 Northwood Drive                 Betalingscondities :  3
                     Osmic Inc.                                                          Payment 60 days nett
                                                    Troy, Michigan
Groep              : 3                                                                   Land               : US
                     Crediteuren Derden RoW                                              U.S.A.



PUR 900236 0          00,00          00,00          00,00          00,00             00





                -----------    -----------    -----------    -----------    -----------
                 168.670,32          00,00          00,00      86.586,16             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 123207                         Rontgenweg 1                         Betalingscondities :  2
                     Delft Instruments facilities                                        Payment 35 days nett
                     Rontgenweg Beheer B.V.         Delft
Groep              : 4                                                                   Land               : NL
                     Crediteuren InterC NL                                               NEDERLAND

PUR 112065 0          00,00          00,00          00,00          00,00          6.000



PUR 112215 0          00,00          00,00          00,00       6.000,00             00



PUR 112485 0          00,00          00,00          00,00       6.000,00             00



PUR 113018 0          00,00          00,00       6.000,00          00,00             00



PUR 113366 0          00,00       6.000,00          00,00          00,00             00



PUR 113520 0          00,00         738,02          00,00          00,00             00

PUR 113521 0          00,00         459,13          00,00          00,00             00

PUR 113522 0          00,00          82,80          00,00          00,00             00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

------------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
------------------------------------------------------------------------------------------------------------------------------
Crediteur          : 123207                         Rontgenweg 1                         Betalingscondities :  2
                     Delft Instruments facilities                                        Payment 35 days nett
                     Rontgenweg Beheer B.V.         Delft
Groep              : 4                                                                   Land               : NL
                     Crediteuren InterC NL                                               NEDERLAND

PUR 113640 0                       05-12-2000    09-01-2001       58.872,00                                    58.872,00
                                                                  58.872,00 NLG                                58.872,00
PUR 113641 0                       06-12-2000    10-01-2001          274,00                                       274,00
                                                                     274,00 NLG                                   274,00
PUR 113729 0                       14-12-2000    18-01-2001          666,00                                       666,00
                                                                     666,00 NLG                                   666,00
PUR 113730 0                       14-12-2000    18-01-2001        1.590,75                                     1.590,75
                                                                   1.590,75 NLG                                 1.590,75
PUR 113786 0                       20-12-2000    24-01-2001          692,13                                       692,13
                                                                     692,13 NLG                                   692,13
PUR 113787 0                       20-12-2000    24-01-2001          537,09                                       537,09
                                                                     537,09 NLG                                   537,09
PUR 113788 0                       20-12-2000    24-01-2001          219,30                                       219,30
                                                                     219,30 NLG                                   219,30
PUR 113789 0                       20-12-2000    24-01-2001          495,00                                       495,00
                                                                     495,00 NLG                                   495,00
PUR 113790 0                       21-12-2000    25-01-2001           93,80                                        93,80
                                                                      93,80 NLG                                    93,80
                                                                -----------           -----------            -----------
                Totaal crediteur                 123207 in EV    359.278,02            264.558,00              94.720,02
                                                                ===========           ===========            ===========

Crediteur          : 527803                         Obere Dammstrasse 10                 Betalingscondities : 30
                     Nonius GmbH                                                         Payment 30 days nett
                                                    Solingen
Groep              : 5                                                                   Land               : DE
                     Crediteuren InterC EU                                               GERMANY

PUR 113099 0                       11-10-2000    10-11-2000           81,12                                        81,12
                                                                   72,00    DEM                                 72,00
PUR 113301 0                       03-11-2000    03-12-2000           54,08                                        54,08
                                                                   48,00    DEM                                 48,00
PUR 113626 0                       05-12-2000    04-01-2001           67,60                                        67,60
                                                                   60,00    DEM                                 60,00
PUR 113801 0                       18-12-2000    17-01-2001       15.649,76                                    12.838,09
                                                                13889,91    DEM                              11394,42
                MDC 99000127 7     31-12-2000                                            1.669,86
                                                                                       1482,08    DEM
                MDC 99000131 1     31-12-2000                                            1.141,81
                                                                                       1013,41    DEM
PUR 113836 0                       29-12-2000    28-01-2001           58,59                                        58,59
                                                                   52,00    DEM                                 52,00
PUR 113837 0                       31-12-2000    30-01-2001      117.517,63                                   117.517,63
                                                               104302,50    DEM                             104302,50

---------------------------------------------------------------------------------------
Factuur          ------------------------Open bedrag in EV Tussen----------------------
                      1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 123207                         Rontgenweg 1                         Betalingscondities :  2
                     Delft Instruments facilities                                        Payment 35 days nett
                     Rontgenweg Beheer B.V.         Delft
Groep              : 4                                                                   Land               : NL
                     Crediteuren InterC NL                                               NEDERLAND

PUR 113640 0      58.872,00          00,00          00,00          00,00             00

PUR 113641 0         274,00          00,00          00,00          00,00             00

PUR 113729 0         666,00          00,00          00,00          00,00             00

PUR 113730 0       1.590,75          00,00          00,00          00,00             00

PUR 113786 0         692,13          00,00          00,00          00,00             00

PUR 113787 0         537,09          00,00          00,00          00,00             00

PUR 113788 0         219,30          00,00          00,00          00,00             00

PUR 113789 0         495,00          00,00          00,00          00,00             00

PUR 113790 0          93,80          00,00          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                 63.440,07        7.279,95       6.000,00      12.000,00          6.000
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527803                         Obere Dammstrasse 10                 Betalingscondities : 30
                     Nonius GmbH                                                         Payment 30 days nett
                                                    Solingen
Groep              : 5                                                                   Land               : DE
                     Crediteuren InterC EU                                               GERMANY

PUR 113099 0          00,00          00,00          81,12          00,00             00

PUR 113301 0          00,00          54,08          00,00          00,00             00

PUR 113626 0          67,60          00,00          00,00          00,00             00

PUR 113801 0      12.838,09          00,00          00,00          00,00             00





PUR 113836 0          58,59          00,00          00,00          00,00             00

PUR 113837 0     117.517,63          00,00          00,00          00,00             00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-----------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
-----------------------------------------------------------------------------------------------------------------------------
Crediteur          : 527803                         Obere Dammstrasse 10                 Betalingscondities : 30
                     Nonius GmbH                                                         Payment 30 days nett
                                                    Solingen
Groep              : 5                                                                   Land               : DE
                     Crediteuren InterC EU                                               GERMANY

                                                                -----------           -----------            -----------
                Totaal crediteur                 527803 in EV    133.428,78              2.811,67             130.617,11
                                                                ===========           ===========            ===========

Crediteur          : 527809                         1650 Sycamore Avenue, suite 8        Betalingscondities : 30
                     Nonius company Ltd.                                                 Payment 30 days nett
                                                    Bohemia, New York 11716
Groep              : 6                                                                   Land               : US
                     Crediteuren InterC RoW                                              U.S.A.

PUR 113866 0                       31-12-2000    30-01-2001       83.234,80                                    83.234,80
                                                                33601.71    USD                              33601.71
                                                                -----------           -----------            -----------
                Totaal crediteur                 527809 in EV     83.234,80                 00,00              83.234,80
                                                                ===========           ===========            ===========

Crediteur          : 009482                         Postbus 4                            Betalingscondities : 30
                     Emergo                                                              Payment 30 days nett
                                                    1120 AA LANDSMEER
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113524 0                       24-11-2000    24-12-2000          314,08                                       314,08
                                                                     314,08 NLG                                   314,08
                                                                -----------           -----------            -----------
                Totaal crediteur                 009482 in EV        314.08                 00,00                 314,08
                                                                ===========           ===========            ===========

Crediteur          : 312415                         Postbus 30                           Betalingscondities :  2
                     Van Marken Delft Drukkers                                           Payment 35 days nett
                                                    2600 AA DELFT
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113430 0                       22-11-2000       27-12-2000       734,38                                       734,38
                                                                     734,38 NLG                                   734,38
PUR 113831 0                       22-12-2000       26-01-2001       370,13                                       370,13
                                                                     370,13 NLG                                   370,13
                                                                -----------           -----------            -----------
                Totaal crediteur                 312415 in EV      1.104,51                 00,00               1.104,51
                                                                ===========           ===========            ===========

---------------------------------------------------------------------------------------
Factuur         -------------------------Open bedrag in EV Tussen----------------------
                     1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 527803                         Obere Dammstrasse 10                 Betalingscondities : 30
                     Nonius GmbH                                                         Payment 30 days nett
                                                    Solingen
Groep              : 5                                                                   Land               : DE
                     Crediteuren InterC EU                                               GERMANY

                -----------    -----------    -----------    -----------    -----------
                 130.481,91          54,08          81,12          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 527809                         1650 Sycamore Avenue, suite 8        Betalingscondities : 30
                     Nonius company Ltd.                                                 Payment 30 days nett
                                                    Bohemia, New York 11716
Groep              : 6                                                                   Land               : US
                     Crediteuren InterC RoW                                              U.S.A.

PUR 113866 0      83.234,80          00,00          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                  83.234,80          00,00          00,00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 009482                         Postbus 4                            Betalingscondities : 30
                     Emergo                                                              Payment 30 days nett
                                                    1120 AA LANDSMEER
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113524 0          00,00         314,08          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                      00,00         314,08          00.00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 312415                         Postbus 30                           Betalingscondities :  2
                     Van Marken Delft Drukkers                                           Payment 35 days nett
                                                    2600 AA DELFT
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113430 0          00,00         734,38          00,00          00,00             00

PUR 113831 0         370,13          00,00          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                     370,13         734,38          00.00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-----------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
-----------------------------------------------------------------------------------------------------------------------------
Crediteur          : 312481                         Hogeveenseweg 12                     Betalingscondities : 30
                     MESA Consulting B.V.                                                Payment 30 days nett
                                                    2631 PH NOOTDORP
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113660 0                       30-11-2000    30-12-2000       21.091,25                                    21.091,25
                                                                  21.091,25 NLG                                21.091,25
                                                                -----------           -----------            -----------
                Totaal crediteur                 312481 in EV     21.091,25                 00.00              21.091,25
                                                                ===========           ===========            ===========

Crediteur          : 312491                         Postbus 55                           Betalingscondities : 30
                     Retsch bv                                                           Payment 30 days nett
                                                    4050 EB OCHTEN
Groep                7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113668 0                       06-12-2000    05-01-2001        6.759,93                                     6.759,93
                                                                   6.759,93 NLG                                 6.759,93
PUR 113669 0                       06-12-2000    05-01-2001       13.640,40                                    13.640,40
                                                                  13.640,40 NLG                                13.640,40
PUR 113670 0                       06-12-2000    05-01-2001       -6.612,38                                    -6.612,38
                                                                  -6.612,38 NLG                                -6.612,38
                                                                -----------           -----------            -----------
                Totaal crediteur                 312491 in EV     13.787.95                 00.00              13.787,95
                                                                ===========           ===========            ===========

Crediteur          : 312506                         Burg. Weertsstraat 38                Betalingscondities : 30
                     Microscoop Service                                                  Payment 30 days nett
                                                    6814 HP ARNHEM
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113540 0                       27-11-2000    27-12-2000          705,47                                       705,47
                                                                     705,47 NLG                                   705,47
                                                                -----------           -----------            -----------
                Totaal crediteur                 312506 in EV        705,47                 00.00                 705,47
                                                                ===========           ===========            ===========

Crediteur          : 312536                         Molenweg 19                          Betalingscondities : 30
                     Uthan                                                               Payment 30 days nett
                                                    6049 GA HERTEN
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113852 0                       29-12-2000    28-01-2001        1.953,31                                     1.953,31
                                                                   1.953,31 NLG                                 1.953,31

---------------------------------------------------------------------------------------
Factuur         -------------------------Open bedrag in EV Tussen----------------------
                     1              2              3              4              6
---------------------------------------------------------------------------------------
Crediteur          : 312481                         Hogeveenseweg 12                     Betalingscondities : 30
                     MESA Consulting B.V.                                                Payment 30 days nett
                                                    2631 PH NOOTDORP
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113660 0          00,00      21.091,25          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                      00.00      21.091,25          00.00          00.00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 312491                         Postbus 55                           Betalingscondities : 30
                     Retsch bv                                                           Payment 30 days nett
                                                    4050 EB OCHTEN
Groep                7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113668 0       6.759,93          00,00          00,00          00,00             00

PUR 113669 0      13.640,40          00,00          00,00          00,00             00

PUR 113670 0      -6.612,38          00,00          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                  13.787,95          00.00          00.00          00.00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 312506                         Burg. Weertsstraat 38                Betalingscondities : 30
                     Microscoop Service                                                  Payment 30 days nett
                                                    6814 HP ARNHEM
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113540 0          00,00         705,47          00,00          00,00             00

                -----------    -----------    -----------    -----------    -----------
                      00,00         705,47          00,00          00,00             00
                ===========    ===========    ===========    ===========    ===========

Crediteur          : 312536                         Molenweg 19                          Betalingscondities : 30
                     Uthan                                                               Payment 30 days nett
                                                    6049 GA HERTEN
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

PUR 113852 0       1.953,31          00,00          00,00          00,00             00

Datum: 09-04-01 [15:58]
Gebruikersbedrijf Nonius

                         OUDERDOMSANALYSE PER CREDITEUR
               Code ouderdomsanalyse: NOR Normale ouderdomsanalyse
              Oud.analyse: Documentdatum     In de maand : 2000-13

Crediteur   van       t/m ZZZZZZ

-----------------------------------------------------------------------------------------------------------------------------
Factuur         Document           Fact.datum/   Vervaldat.     Fact.bedrag EV /      Bet. bedrag EV /       Saldo in EV /
                bet. onderweg      Betaaldatum                  Fact.bedrag VV Val.   Bet. bedrag VV Val.    Saldo in VV
-----------------------------------------------------------------------------------------------------------------------------
Crediteur          : 312536                         Molenweg 19                          Betalingscondities : 30
                     Uthan                                                               Payment 30 days nett
                                                    6049 GA HERTEN
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

                                                               ------------           -----------           ------------
                Totaal crediteur                 312536 in EV      1.953,31                 00,00               1.953,31
                                                               ============           ===========           ============

Crediteur          : 527882                         Ballybrit Business Park              Betalingscondities : 30
                     BetaTherm Ireland                                                   Payment 30 days nett
                                                    Galway
Groep              : 8                                                                   Land               : IE
                     Crediteuren Nonius EU                                               IRELAND

PUR 111929 0                       14-07-2000    29-07-2000          960,00                                      -960,00
                                                                     960,00 NLG                                  -960,00
                ABN  158000 4      12-09-2000                                              960,00
                                                                                           960,00 NLG
                ABN 1542000 2      06-09-2000                                              960,00
                                                                                           960,00 NLG
                                                               ------------           -----------           ------------
                Totaal crediteur                 527882 in EV        960.00              1.920,00                -960.00
                                                               ============           ===========           ============

                                                               ------------           -----------           ------------
                Cumulatief resultaat in EV - NLG               2.748.169,08            303.558,11           2.444.610,97
                                                               ============           ===========           ============
                                                                                       DINEO                   95.787,00
                                                                                       Enraf                   22.031,30
                                                                                       AIM                        124,29
                                                                                       Nonius UK               17.338,95
                                                                                       DI. fac                 94.720,02
                                                                                       Non GER                130.617,11
                                                                                       Non USA                 83.234,80
                                                                                                            ------------
                                                                                                            2.000.757,50
                                                                                       Non FRA                 57.413,63
                                                                                                            ------------
                                                                                                            1.943.343,87
                                                                                                            ============

-------------------------------------------------------------------------------------------
Factuur             -------------------------Open bedrag in EV Tussen----------------------
                         1              2              3              4              6
-------------------------------------------------------------------------------------------
Crediteur          : 312536                         Molenweg 19                          Betalingscondities : 30
                     Uthan                                                               Payment 30 days nett
                                                    6049 GA HERTEN
Groep              : 7                                                                   Land               : NL
                     Crediteuren Nonius NL                                               NEDERLAND

                    -----------    -----------    -----------    -----------    -----------
                       1.953,31          00,00          00,00          00,00             00
                    ===========    ===========    ===========    ===========    ===========

Crediteur          : 527882                         Ballybrit Business Park              Betalingscondities : 30
                     BetaTherm Ireland                                                   Payment 30 days nett
                                                    Galway
Groep              : 8                                                                   Land               : IE
                     Crediteuren Monius EU                                               IRELAND

PUR 111929 0              00,00          00,00          00,00          00,00           -960





                    -----------    -----------    -----------    -----------    -----------
                          00,00          00,00          00,00          00.00           -960
                    ===========    ===========    ===========    ===========    ===========

                    -----------    -----------    -----------    -----------    -----------
                     918.900,69     491.451,38     471.624,29     236.242,43        326.392
                    ===========    ===========    ===========    ===========    ===========

                                                                   Schedule 2.15

Nonius B.V.
Rontgenweg 1,
2600 AV Delft,
The Netherlands

Nonius GmbH
Obere Dammstrasse 8-10,
42653 Solingen 1,
Germany

Nonius Company Ltd Pts
1650 Sycamore Avenue # 8,
Bohemia, New York 11716,
USA

Nonius S.a.r.l.
15, Rue Paul Langevin,
ZAC Les Beaudottes
93270 Sevran,
France

Nonius UK Ltd
Suite D2, Melville Court,
Spilsby Road, Harold Hill,
Romford, Essex RM3 8SB,
United Kingdom

                                                                   Schedule 2.16

TRADEMARKS/NAMES

Nonius                                  owned by Nonius
Kappaccd                                owned by Nonius

END-USER PROGRAMS FOR KAPPACCD:

Examiner (powder visualisation)         owned by Nonius
Collect (data collection software)      owned by Nonius
Eval (data analysis software)           provided by Nonius in collaboration with
                                        Univ. Of Utrecht
Server (hardware drivers)               owned by Nonius

END-USER PROGRAMS FOR CAD4/MACH3 SERIAL GONIOMETER:

Cad4/PC (for DOS)                       owned by Nonius
Argus (for Unix)                        owned by Nonius (in collaboration with
                                        Univ. Of Utrecht)
Express (for VMS)                       owned by Nonius

                                                                   Schedule 2.19

This concerns the software used by Nonius for its equipment.

DEVELOPMENT TOOLS:                    COMMENT:

Microsoft Visual C++                  1 professional version, 1 standard version
Python incl. various extensions       free software
Gcc for Linux                         free software
Windows 98 and Linux

END-USER PROGRAMS FOR KAPPACCD:

Denzo (data analysis software)        licensed from the manufacturer (HKL inc.)
Maxus (structure analysis software)   licensed from the manufacturer
                                      (Glasgow Univ.)
Examiner (powder visualisation)       owned by Nonius
Collect (data collection software)    owned by Nonius
Eval (data analysis software)         provided by Nonius in collaboration with
                                      Univ. Of Utrecht
Linux incl. various utilities         free software
Server (hardware drivers)             owned by Nonius
Windows (for server computer)         licensed from Microsoft

END-USER PROGRAMS FOR CAD4/MACH3 SERIAL GONIOMETER:

Cad4/PC (for DOS)                     owned by Nonius
Argus (for Unix)                      owned by Nonius (in collaboration with
                                      Univ. Of Utrecht)
Express (for VMS)                     owned by Nonius

                                                                   Schedule 2.20

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

POLICY

SCHEDULE

COMBINED INSURANCE

POLICY NUMBER                   B0100035831-0003

Undersigned, hereafter called the insurers, insure through Aon Nederland Insurance Brokers and Risk Consultants, as follows:

POLICY HOLDER

Nonius B.V.

INTEREST INSURED

Section I - "all risks" insurance

                                TOTAL SUMS INSURED IN THE NETHERLANDS
A NLG       1.024.000,00        on equipment/inventory.

B NLG       4.947.000,00        on goods.
  ----------------------
  NLG       5.971.000,00
  ======================

                                TOTAL SUMS INSURED OUTSIDE THE NETHERLANDS
C NLG         105.000,00        on equipment/inventory.

D NLG         405.000,00        on goods
  ----------------------
  NLG         510.000,00
  ======================

Section II - business interruption insurance

  NLG       9.993.000,00        on the companies' interest during a maximum of
  ======================        period of idemnity of 52 weeks.

Section III - particular extra operating costs insurance

  NLG       2.500.000,00        on the particular extra operating costs during a
  ======================        maximum period of indemnity of 52 weeks.

A specification of the above insured sums are mentioned as per enclosed spreadsheet.

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

B0100035831-0003

All on behalf of the policy holder's world-wide activities, including all incidental and ancillary business and/or any further activities/services.

DEDUCTIBLE

NLG       25,000.00     per occurrence per country
                        (combined for section I, II and III),
                        however

NLG        5,000.00     per occurrence per location
                        regarding sales-offices.

LOSS LIMIT

A NLG 25,000,000.00     per occurrence per location (only for section I) in
                        respect of locations which are newly built, acquired,
                        declared or put into use.

B NLG 25,000,000.00     per occurrence per location (only for section II) in
                        respect of locations which are newly built, acquired,
                        declared or put into use.

C NLG  2,500,000.00     per occurrence per location (only for section I) in
                        respect of equipment/inventory and goods, present on
                        unspecified locations.

D NLG 25,000,000.00     per occurrence per country (combined for section I, II
                        and III) in respect of earth- and seaquake shock and
                        volcanic eruptions (ensuing damage is fully covered).

E NLG 25,000,000.00     per occurrence per country (combined for section I, II
                        and III) in respect of flooding (ensuing damage is fully
                        covered); with regard to flooding within The Netherlands
                        said amount is fixed at NLG 5,000,000.00.

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

B0100035831-0003

F NLG 25,000,000.00     per occurrence per location (combined for section I, II
                        and III) in respect of machinery breakdown.

G GBP    100,000.00     per occurrence per item, viz
                        - buildings
                        - plant and stock
                        - business interruption
                        - book debts
                        in respect of terrorism within the United Kingdom.

H an amount             per occurrence per location (only for section I) which
                        corresponds with 10 % (with a minimum of NLG
                        5,000,000.00 and a maximum of NLG 15,000,000.00) of the
                        relevant insured amount in respect of debris removal
                        costs (article 6.1.2 B of section I)

I NLG 15,000,000.00     per occurrence per location (only for section I) in
                        respect of the combined total of:
                        - the salvage costs (article 6.1.2 A of section I)
                        - the fire fighting expenses (article 6.1.2 C of section
                          I)
                        - the damage to a not-owned building (article 6.1.2 D of
                          section I)
                        - the damage to the laying out of gardens (article 6.1.2
                          E of section I) - the transit and storage costs
                          (article 6.1.2 F of section I)
                        - the reconstruction costs (article 6.1.2 G of section
                          I)
                        - the tenants' liability (article 6.1.2 H of section I)
                        - the loss of rent (article 6.1.2 I of section I)
                        - the remaining costs, loss or damage (article 6.1.2 J
                          of section I).

J NLG 25,000,000.00     per occurrence per location per item (only for section
                        II) in respect of
                        - the specified suppliers
                        - the specified customers.

K unlimited             per occurrence per location per company (only for
                        section II)

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

B0100035831-0003

                        in respect of the interdependency regarding companies belonging to the Delft Instruments corporation and in as far as included under section II of this masterpolicy.

L NLG 15,000,000,00     per occurrence per location per item (only for section
                        II) in respect of:
                        - the unspecified suppliers
                        - the unspecified customers.

                        Note :
                        This limit includes the interdependency regarding companies belonging to the Delft Instruments corporation in as far as not included under section II of this masterpolicy.

M NLG 2,500,000.00      per occurrence per location in respect of section III.

CONDITIONS

B 970-033/1             General insurance conditions
B 970-033/2             Material damage insurance (section I)
B 970-033/3             Business interruption insurance (section II)
B 970-033/4             Particular extra operating costs insurance (section III)
                        (applicable in those cases in which section II has been
                        declared in force)
B 970-033/5             Particular extra operating costs insurance (section III)
                        (applicable in those cases in which section II has not
                        been declared in force)
B 970-033/6             Definitions

RATE/PREMIUM

THE NETHERLANDS
NLG 15.964.000,00                     a 0,35         o/oo       = NLG  5.587,40

7 % Premium tax in the Netherlands                              = NLG    391,12

OUTSIDE THE NETHERLANDS
NW    510.000,00                      a 0,35         o/oo       = NLG    178,50

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

B0100035831-0003

ADDITIONAL TAXES EN CHARGES OUTSIDE THE
NETHERLANDS                                                     = NLG     15,57
                                                                  -------------
                                                                  NLG  6.172,59
                                                                  =============

The premium due for section III is included in the premium for section I and II.

PERIOD OF INSURANCE

Mutation date        :  1 January 2000.
Expiry date          :  1 January 2002,
with tacit renewal for consecutive periods of 36 months; premium per annum.

PRIORITY RULE

In case of contradictions in the text of conditions that have been declared applicable to this policy, the material damage, business interruption and particular extra operating costs insurance conditions will prevail above the general insurance conditions and the definitions.

Rotterdam, 1 August 2000
(TD)

INSURERS

60%                                      Royal & SunAlliance Global & Large
                                         Risks

[AON LOGO]

                                                                   AON NEDERLAND

                                                        MAKELAARS IN ASSURANTIEN
                                                                RISICO-ADVISEURS

B0100035831-0003

20%                                      Hannover International Insurance
                                         (nederland) N.V.

10%                                      Reliance National Insurance Company
                                         Europe Ltd.

10%                                      St. Paul International Insurance
                                         Company Limited

For administrative purposes the taxes and charges for risks outside the Netherlands will be handled by:

100%                                     Royal & SunAlliance Global & Large
                                         Risks

Schedule 2.24

Company:           Bank:                            Account       Curr.:     Account
                                                    type:                    number:
Nonius B.V.        ABN AMRO Bank NV                 Current       DEM        [**]
Nonius B.V.        ABN AMRO Bank NV                 Current       FRF        [**]
Nonius B.V.        ABN AMRO Bank NV                 Current       GBP        [**]
Nonius B.V.        ABN AMRO Bank NV                 Current       NLG        [**]
Nonius B.V.        ABN AMRO Bank NV                 Current       NLG        [**]
Nonius B.V.        ABN AMRO Bank NV                 Current       USD        [**]
Nonius S.A.        La Poste                         Current       FFR        [**]
Nonius S.A.        Credit Lyonnais                  Current       FER        [**]
Nonius Ltd.        Lloyds Bank                      Current       GBP        [**]
Nonius GmbH        Commerzbank AG                   Current       DEM        [**]
Nonius GmbH        Dresdner Bank AG                 Current       DEM        [**]
Nonius GmbH        Dresdner Bank AG                 Current       DEM        [**]
Nonius LP          Bank of New York                 Checking      USD        [**]
Nonius LP          Bank of New York                 Mutual        USD        [**]
                                                    funds
Nonius LP          Bank of New York                 Checking      USD        [**]
Nonius LP          ABN AMRO Bank NV New York        Current       USD        [**]
                   Branch
Nonius LP          Bank of New York                 Checking      USD        [**]

Company:           Bank:                                          Signatories:
Nonius B.V.        ABN AMRO Bank NV                               [**]
                                                                  [**]
                                                                  [**]
                                                                  [**]
Nonius S.A.        La Poste                                       [**]
Nonius S.A.        Credit Lyonnais                                [**]
Nonius Ltd.        Lloyds Bank                                    [**]
Nonius GmbH        Commerzbank AG                                 [**]
Nonius GmbH        Dresdner Bank AG                               [**]
Nonius LP          ABN AMRO Bank NV New York Branch               [**]
Nonius LP          Bank of New York                               [**]

[**] indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                             To Whom It May Concern

The undersigned:

1. Egbert H. de Groot,

2. Markus J. Dekker

3. Emil A.G.M. Schade

members of the Board of Nonius UK Ltd. hereby resign as members of that Board, effective as of today.

Signed at Delft this 10th day of April, 2001.


/s/ Egbert H. de Groot       /s/ Markus J. Dekker       /s/ Emil A.G.M. Schade
----------------------       --------------------       ----------------------
Egbert H. de Groot           Markus J. Dekker           Emil A.G.M. Schade